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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file         811-08257
number
-----------------------------------------------------------------

                       GE INSTITUTIONAL FUNDS
------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


              3001, SUMMER STREET,STAMFORD, CONNECTICUT, 06905
-------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


GE ASSET MANAGEMENT,3001, SUMMER STREET,STAMFORD,CONNECTICUT,06905
------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant"s telephone number, including area code: 800-242-0134
                                            ----------------------------

Date of fiscal year end: 09/30
                        ---------------------------

Date of reporting period: 3/31/06
                          -------------------------

ITEM 1. REPORTS TO STOCKHOLDERS




GE Institutional Funds


Semi-Annual Report


MARCH 31, 2006


[GE LOGO OMITTED]

GE Institutional Funds
-------------------------------------------------------------------------------

Table of Contents

FINANCIAL INFORMATION

MANAGER REVIEWS AND SCHEDULES OF INVESTMENTS

     U.S. Equity Fund ..................................................................................................   1

     S&P 500 Index Fund ................................................................................................   8

     Value Equity Fund .................................................................................................  18

     Small-Cap Equity Fund .............................................................................................  24

     International Equity Fund .........................................................................................  29

     Premier Growth Equity Fund ........................................................................................  36

     Strategic Investment Fund .........................................................................................  41

     Income Fund .......................................................................................................  56

     Money Market Fund .................................................................................................  68

NOTES TO PERFORMANCE ...................................................................................................  72

NOTES TO SCHEDULES OF INVESTMENTS ......................................................................................  73

FINANCIAL STATEMENTS

     Financial Highlights ..............................................................................................  74

     Notes to Financial Highlights .....................................................................................  81

     Statements of Assets and Liabilities ..............................................................................  82

     Statements of Operations ..........................................................................................  84

     Statements of Changes in Net Assets ...............................................................................  86

     Notes to Financial Statements .....................................................................................  90

ADVISORY AGREEMENT RENEWAL ............................................................................................. 100

ADDITIONAL INFORMATION ................................................................................................. 102

INVESTMENT TEAM ........................................................................................................ 105



This report has been prepared for shareholders and may be distributed to others only if preceded by or accompanied with a current prospectus.

U.S. Equity Fund
--------------------------------------------------------------------------------

Q&A

THE U.S. EQUITY FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES CHRISTOPHER D. BROWN, STEPHEN V. GELHAUS, PAUL C. REINHARDT AND RICHARD L. SANDERSON. EACH OF THE FOREGOING PORTFOLIO MANAGERS MANAGES (OR CO-MANAGES) ONE OF THREE SUB-PORTFOLIOS, WHICH COMPRISE THE FUND. THE THREE SUB-PORTFOLIOS ARE MANAGED INDEPENDENTLY OF EACH OTHER AND THE PORTFOLIO MANAGERS HAVE FULL DISCRETION OVER THEIR SUB-PORTFOLIO. THE WEIGHTINGS TO EACH SUB-PORTFOLIO IN THE FUND, WHICH CAN BE CHANGED AT ANY TIME BUT GENERALLY REMAIN STABLE FOR 18 TO 24 MONTHS, ARE DRIVEN BY THE OBJECTIVE OF KEEPING THE FUND "STYLE NEUTRAL" SUCH THAT IT COMBINES GROWTH AND VALUE INVESTMENT MANAGEMENT STYLES AND DOES NOT TEND TO FAVOR EITHER STYLE. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 105.


Q. HOW DID THE GE INSTITUTIONAL U.S. EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED
    MARCH 31, 2006?

A. For the six-month period ended March 31, 2006, the GE Institutional U.S. Equity Fund returned 6.12%
    for Investment Class shares and 5.95% for Service Class shares. The S&P 500 Index, the Fund's benchmark, returned 6.39% and the Fund's Lipper peer group of 913 Large-Cap Core Funds returned an average of 6.26% for the same period.


Q.  WHAT MARKET CONDITIONS IMPACTED THE FUND'S PERFORMANCE?

A. As of March 31, 2006, the S&P 500 was up for the fifth consecutive month. While uncertainty about inflation, the future path of Fed rate tightenings and economic growth in the year ahead restrained the markets in the early part of the period, the markets burst forth into 2006 with the strongest first-quarter S&P 500 performance since 1999. Solid corporate earnings, continued economic strength and moderate inflation fueled the markets. In this environment, each S&P 500 sector -- except utilities -- advanced. Large-cap, high quality stocks continued to lag the broad market and smaller cap companies.

    During the past six months, the Federal Reserve continued to raise short rates at a measured pace, to counteract the inflationary effects of high energy and commodity costs. Dr. Benjamin Bernanke took the helm as the new Fed chairman during this time, and pushed the targeted fed funds rate to 4.75% by March 31st. Speculation that the Fed's tightening cycle might end soon also contributed to market strength during the period.


Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. Strong stock selection within energy was the primary contributor to Fund performance over the past six months; our energy holdings returned approximately





[PHOTO OMITTED]



PICTURED FROM TOP LEFT TO BOTTOM RIGHT:
RICHARD L. SANDERSON, PAUL C. REINHARDT,
STEPHEN V. GELHAUS, AND CHRISTOPHER D. BROWN

U.S. Equity Fund
--------------------------------------------------------------------------------

Q&A

    10% vs. just 1% for the S&P 500 benchmark sector. Overweighting energy equipment and services companies amid a pullback in energy prices benefited the Fund, with an overweight in Schlumberger (+51%), and an underweight in Chevron (-9%) accounting for most of the strength. In general, sectors that benefited from global industrialization and development performed well in this time period. In this environment, the industrial and materials sectors performed better than the broad markets, helping Fund performance. Our holdings within industrials returned +17% (vs. 12% for the benchmark index) led by Dover (+20%), Textron (+31%), Deere (+31%), and a new holding, electrical equipment manufacturer ABB (+27%). As demand for commodities soared, overweighting basic materials companies bolstered Fund performance. For example, Monsanto advanced +36% during the period, and Freeport McMoran Copper and Gold was up +27%. Finally, in the information technology sector, the Fund benefited from the reversal of a pattern that had existed for much of last year -- namely, a rebound in the stock prices of some large capitalization, lower PE stocks that were overweighted in the portfolio (e.g., Intuit rose +19% and First Data was up +17% on the announcement of a new CEO and the spin-off of its high growth Western Union unit).

    The main detractors from performance during the period were found among our consumer discretionary, telecommunications services, health care and financials holdings. Comcast (-9%) and Liberty Global (-24%) led the decline in consumer discretionary, on concerns of increased competition from telephone companies for high-speed Internet, television and telephone subscribers. Within telecom, global wireless provider Vodafone (-18%) detracted from performance, although its shares rallied +8% in March on the announced sale of its lagging Japanese wireless unit. While diversified telecom has lagged in recent years, it was one of the best performing industries during the period due to increased M&A activity, the benefits of restructuring initiatives. Not owning BellSouth -- up +29.2% on news of their sale to AT&T -- hurt Fund returns. Since 2006 began, however, we increased our Verizon position to over 1% of the portfolio.

    Within health care, pharmaceuticals took a rollercoaster ride, plummeting in the first half of the period, then bouncing back to outperform the market in the first calendar quarter of 2006. Unfortunately, the rebound was not enough to undo the damage to portfolio returns by the end of the period. The primary drivers of health care weakness included owning Pfizer (+2%) as it underperformed and underweighting Merck (+33%) as it forecasted double-digit earnings growth for the next three to five years. Underweighting financials, up +12% during the six-month period, also took away from Fund returns despite strength in holdings like State Street (+24%). We have been comfortable with our underweight position given our caution on financials in a rising rate environment.


Q.  WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND OVER THE PERIOD?

A. Despite recent challenges, we remain highly committed to investing in high quality large-cap stocks with predictable and steady earnings growth. As energy prices have soared and interest rates have risen, we have increased our exposure to the less cyclical health care sector. Valuation compression in the markets has also given us the opportunity to increase our exposure to information technology, a sector with above-average earnings growth. Given a more financially challenged consumer, we have been cautious on consumer-related sectors, and favor industries with sustainable growth prospects (e.g., specialty retail), or where valuations have been compressed (e.g., media). We have remained underweight in financials. While we maintain an overweight in the materials space, which has benefited from high commodity costs, we took some profits in the sector over the period. In terms of asset allocation, after a seven year run for the value style of investing, we shifted our asset allocation slightly towards growth during the period in order to maintain style-neutrality to the S&P 500.

U.S. Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2006.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.



OCTOBER 1, 2005 - MARCH 31, 2006
-----------------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
-----------------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
-----------------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                           1,061.22                             1.89

     Service Class                   1,000.00                           1,059.53                             3.17

-----------------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-----------------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                           1,022.82                             1.87

     Service Class                   1,000.00                           1,021.60                             3.13
-----------------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.37% FOR INVESTMENT CLASS AND 0.62% FOR SERVICE CLASS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 (TO REFLECT THE SIX-MONTH PERIOD).
**   ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED MARCH 31, 2006 WERE AS
     FOLLOWS: 6.12% FOR INVESTMENT CLASS SHARES, AND 5.95% FOR SERVICE CLASS SHARES.

U.S. Equity Fund (unaudited)
--------------------------------------------------------------------------------



INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------



[Line chart omitted, plot points follows]



                 GE INSTITUTIONAL INTERNATIONAL EQUITY       MSCI EAFE INDEX

11/25/97                    10,000.00                        10,000.00
9/98                        10,628.43                        10,787.78
9/99                        13,632.57                        13,787.49
9/00                        15,363.95                        15,613.45
9/01                        12,677.06                        11,451.14
9/02                        10,486.38                         9,104.81
9/03                        12,656.55                        11,330.01
9/04                        13,953.19                        12,901.83
9/05                        15,333.20                        14,482.49
3/06                        16,271.89                        15,407.41




--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2006
--------------------------------------------------------------------------------

INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------


                      SIX      ONE     FIVE     SINCE       ENDING VALUE OF A
                     MONTHS    YEAR    YEAR   INCEPTION   $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------
U.S. Equity Fund     6.12%     9.57%   3.05%    6.01%         $16,272
--------------------------------------------------------------------------------

S&P 500 Index        6.39%    11.73%   3.97%    5.32%*        $15,407
--------------------------------------------------------------------------------


SERVICE CLASS SHARES
--------------------------------------------------------------------------------



[Line chart omitted, plot points follows]



                 GE INSTITUTIONAL INTERNATIONAL EQUITY       MSCI EAFE INDEX

01/03/01                    10,000.00                        10,000.00
3/01                         9,372.96                         8,815.97
9/01                         8,477.20                         7,958.49
3/02                         9,501.68                         8,834.09
9/02                         6,990.87                         6,327.80
3/03                         7,266.78                         6,646.95
9/03                         8,415.90                         7,874.30
3/04                         9,375.75                         8,982.83
9/04                         9,259.07                         8,966.71
3/05                         9,839.25                         9,583.92
9/05                        10,150.94                        10,065.26
3/06                        10,755.25                        10,708.07



AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2006
--------------------------------------------------------------------------------

SERVICE CLASS SHARES
--------------------------------------------------------------------------------


                      SIX      ONE     FIVE     SINCE       ENDING VALUE OF A
                     MONTHS    YEAR    YEAR   INCEPTION   $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------

U.S. Equity Fund     5.95%    9.31%   2.79%    1.40%          $10,755
--------------------------------------------------------------------------------

S&P 500 Index        6.39%   11.73%   3.97%    1.31%*         $10,708
--------------------------------------------------------------------------------


INVESTMENT PROFILE
A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets primarily in equity securities of issuers that are tied economically to the U.S. under normal market conditions.



SECTOR ALLOCATION
AS OF MARCH 31, 2006
--------------------------------------------------------------------------------

Portfolio Composition as a % of the Market Value of $704,769
(in thousands) as of March 31, 2006



[Pie chart omitted -- plot points follows]



Information Technology             17.7%
Financials                         16.9%
Healthcare                         13.4%
Consumer Discretionary             11.2%
Industrials                        10.6%
Consumer Staples                    9.2%
Energy                              9.0%
Short-term                          4.2%
Materials                           3.3%
Telecommunication Services          2.6%
Utilities                           1.9%




TEN LARGEST HOLDINGS
AS OF MARCH 31, 2006
as a % of Market Value
--------------------------------------------------------------------------------
 Microsoft Corp.                                         3.72%
--------------------------------------------------------------------------------
 Exxon Mobil Corp.                                       3.67%
--------------------------------------------------------------------------------
 Pfizer Inc.                                             2.76%
--------------------------------------------------------------------------------
 First Data Corp.                                        2.61%
--------------------------------------------------------------------------------
 Bank of America Corp.                                   2.60%
--------------------------------------------------------------------------------
 Industrial Select Sector SPDR Fund                      2.37%
--------------------------------------------------------------------------------
 American International Group, Inc.                      2.24%
--------------------------------------------------------------------------------
 PepsiCo, Inc.                                           2.20%
--------------------------------------------------------------------------------
 Johnson & Johnson                                       2.03%
--------------------------------------------------------------------------------
 Oracle Corp.                                            1.86%
--------------------------------------------------------------------------------



* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST TO THE FUND'S INCEPTION DATE.

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 72 FOR FURTHER INFORMATION. PAST

PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

U.S. EQUITY FUND


Schedule of Investments                               March 31, 2006 (unaudited)
--------------------------------------------------------------------------------


                                U.S. EQUITY FUND


--------------------------------------------------------------------------------
                                              NUMBER
                                           OF SHARES             VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 95.3%+
--------------------------------------------------------------------------------


CONSUMER DISCRETIONARY -- 11.5%

Autozone, Inc. .........................       5,831      $    581,292 (a)
Bed Bath & Beyond, Inc. ................      79,539         3,054,298 (a)
Cablevision Systems Corp. (Class A)           44,442         1,186,601 (a)
Carnival Corp. .........................      97,031         4,596,358
CBS Corp. ..............................      53,903         1,292,594
Comcast Corp. (Class A) ................     303,250         7,920,890 (a,h)
Comcast Corp. (Class A) ................       2,188            57,238 (a)
Kohl's Corp. ...........................      24,566         1,302,244 (a)
Koninklijke Philips
   Electronics N.V. ADR ................      65,669         2,209,762
Liberty Global Inc. (Series C) .........     115,640         2,283,890 (a,j)
Liberty Global, Inc. (Series A) ........      26,879           550,213 (a)
Liberty Media Corp. (Series A) .........     804,801         6,607,416 (a)
Lowe's Companies, Inc. .................      32,671         2,105,319
News Corp. (Class A) ...................      97,177         1,614,110
Omnicom Group, Inc. ....................      83,086         6,916,910
Ross Stores, Inc. ......................      52,476         1,531,774
Starwood Hotels & Resorts
   Worldwide Inc. (Class B) (REIT)            25,470         1,725,083
Target Corp. ...........................      71,338         3,710,289
The Home Depot, Inc. ...................     199,213         8,426,710
Time Warner Inc. .......................     194,354         3,263,204
Viacom Inc. (Class B) ..................     124,019         4,811,937 (a)
                                                            65,748,132

CONSUMER STAPLES -- 9.4%

Alberto-Culver Company .................      42,104         1,862,260
Altria Group, Inc. .....................       4,946           350,474
Clorox Co. .............................     132,054         7,903,432
Colgate-Palmolive Co. ..................     128,750         7,351,625
Diageo PLC ADR .........................      13,224           838,798 (j)
General Mills, Inc. ....................      41,300         2,093,084
Kellogg Co. ............................     104,096         4,584,388
Kimberly-Clark Corp. ...................      36,441         2,106,290
PepsiCo, Inc. ..........................     224,333        12,964,204
Procter & Gamble Co. ...................      43,623         2,513,557
Sara Lee Corp. .........................      48,511           867,377
The Coca-Cola Co. ......................     256,936        10,757,910
                                                            54,193,399

ENERGY -- 9.2%

Amerada Hess Corp. .....................      28,745         4,093,288 (j)
Burlington Resources, Inc. .............      15,548         1,429,017
EnCana Corp. ...........................      37,413         1,748,309
EOG Resources, Inc. ....................      24,780         1,784,160
Exxon Mobil Corp. ......................     355,182        21,616,377
Halliburton Co. ........................      89,636         6,545,221
Occidental Petroleum Corp...............      49,492         4,585,434


                                              NUMBER
                                           OF SHARES             VALUE
--------------------------------------------------------------------------------

Schlumberger Ltd. ......................      59,472      $  7,527,371
Transocean Inc. ........................      43,217         3,470,325 (a)
                                                            52,799,502

FINANCIALS -- 16.8%

AFLAC Incorporated .....................      69,967         3,157,611
Allstate Corp. .........................      87,944         4,582,762
American Express Co. ...................      30,611         1,608,608
American International Group, Inc. .....     199,700        13,198,173
Bank of America Corp. ..................     337,082        15,350,714 (h)
Berkshire Hathaway, Inc. (Class B) .....         807         2,430,684 (a)
BlackRock Inc. (Class A) ...............       7,774         1,088,360
Chubb Corp. ............................      26,724         2,550,539
Citigroup, Inc. ........................     133,133         6,287,872
Everest Re Group, Ltd. .................      13,605         1,270,299
Federal Home Loan Mortgage Corp. .......      78,714         4,801,554
Federal National Mortgage Assoc ........     100,578         5,169,709
HCC Insurance Holdings, Inc. ...........      27,210           946,908 (j)
Mellon Financial Corp. .................     188,971         6,727,368
Merrill Lynch & Company, Inc. ..........      65,264         5,140,193
Metlife, Inc. ..........................      35,957         1,739,240
Morgan Stanley .........................      46,645         2,930,239
Principal Financial Group ..............       2,472           120,634
Prudential Financial, Inc. .............      20,164         1,528,633
State Street Corp. .....................     140,673         8,500,869 (e)
SunTrust Banks, Inc. ...................      82,358         5,992,368
The Bank of New York
   Company, Inc. .......................      19,435           700,437
Wells Fargo & Co. ......................      10,204           651,729
                                                            96,475,503

HEALTHCARE -- 13.8%

Abbott Laboratories ....................     215,907         9,169,570
Advanced Medical Optics, Inc. ..........       8,342           389,071 (a,j)
Aetna, Inc. ............................      86,779         4,264,320
Amgen, Inc. ............................      94,514         6,875,894 (a)
Baxter International, Inc. .............      40,695         1,579,373
Boston Scientific Corp. ................      24,566           566,246 (a)
Eli Lilly & Co. ........................      32,068         1,773,360
GlaxoSmithKline PLC ADR ................      52,853         2,764,740
Johnson & Johnson ......................     201,992        11,961,966
LIncare Holdings Inc. ..................      73,855         2,877,391 (a)
Medco Health Solutions, Inc. ...........      36,442         2,085,211 (a)
Medtronic Inc. .........................      21,272         1,079,554
Novartis AG ADR ........................      33,526         1,858,681
Pfizer Inc. ............................     652,461        16,259,328
Quest Diagnostics Inc. .................      34,012         1,744,816
Smith & Nephew PLC ADR .................      13,508           602,592 (j)
UnitedHealth Group Incorporated ........      59,832         3,342,216
Wyeth ..................................     205,531         9,972,364
                                                            79,166,693

INDUSTRIALS -- 8.5%

ABB Ltd. ADR ...........................     131,189         1,646,422 (a,j)
Burlington Northern
   Santa Fe Corp. ......................      22,351         1,862,509


See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.

U.S. EQUITY FUND


Schedule of Investments                               March 31, 2006 (unaudited)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                              NUMBER
                                           OF SHARES             VALUE
--------------------------------------------------------------------------------

Cooper Industries Ltd. .................      17,006      $  1,477,821
Corinthian Colleges, Inc. ..............      44,968           647,539 (a,j)
CSX Corp. ..............................       5,832           348,754
Danaher Corp. ..........................      15,062           957,190
Deere & Co. ............................      41,300         3,264,765
Dover Corp. ............................     168,699         8,192,023
Eaton Corp. ............................      75,866         5,535,942
General Dynamics Corp. .................      30,124         1,927,334
Honeywell International Inc. ...........      11,661           498,741
ITT Industries, Inc. ...................      12,147           682,904
Northrop Grumman Corp. .................      42,758         2,919,944
Rockwell Collins, Inc. .................      12,147           684,483
Southwest Airlines Co. .................     134,882         2,426,527
Textron Inc. ...........................      36,879         3,444,130
3M Co. .................................       7,959           602,417
Tyco International Ltd. ................     145,600         3,913,728
United Technologies Corp. ..............     112,850         6,541,915
Waste Management, Inc. .................      25,752           909,046
                                                            48,484,134

INFORMATION TECHNOLOGY -- 18.1%

Activision, Inc. .......................      34,012           469,025 (a)
Analog Devices, Inc. ...................     169,185         6,478,094
Applied Materials, Inc. ................      48,589           850,793
Automatic Data Processing, Inc. ........      66,838         3,053,160
Checkfree Corp. ........................      14,577           736,139 (a)
Cisco Systems, Inc. ....................     366,843         7,949,488 (a,h)
Dell, Inc. .............................     103,319         3,074,773 (a)
eBay, Inc. .............................      23,867           932,245 (a)
EMC Corporation ........................     275,176         3,750,649 (a,h)
Fidelity National Information
   Services, Inc. ......................      27,210         1,103,366
First Data Corp. .......................     328,031        15,358,411 (h)
Hewlett-Packard Co. ....................      38,297         1,259,971
Intel Corp. ............................     189,494         3,666,709
International Business
   Machines Corp. ......................      61,222         5,048,978
Intuit Inc. ............................     130,642         6,948,848 (a)
Linear Technology Corp. ................      41,689         1,462,450
Microsoft Corp. ........................     805,733        21,923,995 (h)
Molex Inc. (Class A) ...................     170,060         5,054,183
Novell, Inc. ...........................      63,680           489,062 (a)
Oracle Corp. ...........................     798,824        10,935,901 (a)
Sun Microsystems, Inc. .................     181,498           931,085 (a)
Xerox Corp. ............................      68,024         1,033,965 (a)
Yahoo! Inc. ............................      51,018         1,645,841 (a)
                                                           104,157,131

MATERIALS -- 3.4%

Air Products & Chemicals, Inc. .........      34,012         2,285,266
Alcoa, Inc. ............................      19,435           593,934
Barrick Gold Corp. .....................      73,855         2,011,810
Dow Chemical Co. .......................      31,301         1,270,821
Freeport-McMoRan Copper &
   Gold Inc. (Class B) .................      60,697         3,627,860 (j)
Monsanto Co. ...........................      80,084         6,787,119

                                              NUMBER
                                           OF SHARES             VALUE
--------------------------------------------------------------------------------

Newmont Mining Corp. ...................      43,370      $  2,250,469
Weyerhaeuser Co. .......................       9,231           668,601
                                                            19,495,880

TELECOMMUNICATION SERVICES -- 2.7%

Alltel Corp. ...........................      66,508         4,306,393
Sprint Corporation .....................     145,046         3,747,989
Verizon Communications Inc. ............     102,036         3,475,346
Vodafone Group PLC ADR .................     173,947         3,635,492
                                                            15,165,220

UTILITIES -- 1.9%

American Electric Power
   Company, Inc. .......................      29,153           991,785
Constellation Energy Group, Inc. .......      43,730         2,392,468
Dominion Resources, Inc. ...............      22,837         1,576,438 (j)
Entergy Corp. ..........................      22,351         1,540,878
PG&E Corp. .............................      59,889         2,329,682 (j)
PPL Corp. ..............................      35,479         1,043,083
Southern Co. ...........................      38,084         1,248,013
                                                            11,122,347

TOTAL COMMON STOCK
   (COST $519,056,841) .................                   546,807,941


--------------------------------------------------------------------------------
EXCHANGE TRADED FUNDS -- 3.0%
--------------------------------------------------------------------------------

Financial Select Sector
   SPDR Fund ...........................     106,059         3,452,220 (m)
Industrial Select Sector
   SPDR Fund ...........................     413,918        13,990,428 (m)

TOTAL EXCHANGE TRADED FUNDS
   (COST $15,280,708) ..................                    17,442,648


TOTAL INVESTMENTS IN SECURITIES
   (COST $534,337,549) .................                   564,250,589


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.3%
--------------------------------------------------------------------------------


SHORT-TERM INVESTMENTS -- 1.8%

GEI Short Term Investment Fund
4.87% ..................................  10,456,705        10,456,705 (d,l)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 2.5%

State Street Navigator Securities
   Lending Prime Portfolio
4.76% ..................................  14,579,011        14,579,011 (d,e)

TOTAL SHORT-TERM INVESTMENTS
   (COST $25,035,716) ..................                    25,035,716



See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.

U.S. EQUITY FUND


Schedule of Investments                               March 31, 2006 (unaudited)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                 VALUE




TOTAL INVESTMENTS
   (COST $559,373,265) .................                  $589,286,305


LIABILITIES IN EXCESS OF OTHER
   ASSETS, NET -- (2.6)% ...............                   (15,115,977)
                                                          ------------

NET ASSETS -- 100.0%                                      $574,170,328
                                                          ============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------


The GE Institutional U.S. Equity had the following short futures contracts open at March 31, 2006 (unaudited):

                               NUMBER     CURRENT
                 EXPIRATION      OF       NOTIONAL      UNREALIZED
DESCRIPTION         DATE      CONTRACTS    VALUE       APPRECIATION
--------------------------------------------------------------------------------
S&P 500 Index
  Futures         June 2006       1      $(327,375)      $1,556


See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.

S&P 500 Index Fund
--------------------------------------------------------------------------------


SSGA FUNDS MANAGEMENT, INC. (SSGA FM) IS THE SUB-ADVISER FOR THE S&P 500 INDEX FUND. SSGA FM IS ONE OF THE STATE STREET GLOBAL ADVISORS COMPANIES WHICH CONSTITUTE THE INVESTMENT MANAGEMENT BUSINESS OF STATE STREET CORPORATION. STATE STREET GLOBAL ADVISORS HAS BEEN IN THE BUSINESS OF PROVIDING INVESTMENT ADVISORY SERVICES SINCE 1978. SSGA FM WAS FORMED IN MAY 2001 AS A RESULT OF A CHANGE IN FEDERAL LAW.


SSGA FM MANAGES PORTFOLIOS USING A TEAM OF INVESTMENT PROFESSIONALS. THE TEAM APPROACH IS USED TO CREATE AN ENVIRONMENT THAT ENCOURAGES THE FLOW OF INVESTMENT IDEAS. THE PORTFOLIO MANAGERS WITHIN THE TEAM WORK TOGETHER IN A COHESIVE MANNER TO DEVELOP AND ENHANCE TECHNIQUES THAT DRIVE THE INVESTMENT PROCESS FOR THE RESPECTIVE INVESTMENT STRATEGY. KEY PROFESSIONALS INVOLVED IN THE DAY-TO-DAY PORTFOLIO MANAGEMENT FOR THE FUND INCLUDE KARL SCHNEIDER AND MICHAEL FEEHILY. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 105.


Q. HOW DID THE GE INSTITUTIONAL S&P 500 INDEX FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2006?

A. For the six-month period ended March 31, 2006, the GE Institutional S&P 500 Index Fund returned 6.30% for Investment Class shares and 6.16% for Service Class shares. The S&P 500 Index, the Fund's benchmark, returned 6.39% and the Fund's Lipper peer group of 172 S&P 500 Index Objective Funds returned an average of 6.12% for the same period.


Q.  WHAT MARKET CONDITIONS IMPACTED THE FUND'S PERFORMANCE?

A. Equity markets kicked off 2006 in fine fashion, using their muted finish to 2005 as a springboard for solid gains in the first quarter of this year. Rising interest rates did little to contain the enthusiasm of share buyers, as corporate profits maintained their vigor and vibrant merger activity reflected buoyant liquidity conditions. March marked the 5th up month in a row for the S&P 500 Index, and also during the month the benchmark reached its highest level since the first half of 2001.


Q. WHAT INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND IMPACTED PERFORMANCE?

A. We are utilizing a full replication strategy to manage the GE Institutional S&P 500 Fund. With this strategy, all 500 constituents of the S&P 500 Index are owned by the Fund in the approximate capitalization weight of the Index. Cash is generally held to less than 5% of the total portfolio value, and is equitized using S&P 500 Index futures contracts. This methodology has provided consistent tracking.


Q.  WHICH STOCKS/SECTORS HAVE YOU LIKED?

A. By utilizing a passive, full replication investment style, the Fund owns the same stocks and sectors in approximately the same weights as the S&P 500 Index. As of March 31st, 2006, the four largest sectors in the S&P 500 Index were Financials (21.0%), Information Technology (16.0%), Health Care (12.9%) and Industrials (11.5%).


Q.  WHY DID THE FUND OVER OR UNDER PERFORM ITS BENCHMARK?

A. The Fund under performed its benchmark slightly due to the investment of Fund cash flows and Fund fees and expenses.


Q.  DID THE WEIGHTINGS/COUNTRY ALLOCATION OF THE FUND CHANGE?

A. By utilizing a passive, full replication investment style, the Fund owns the same stocks and sectors in approximately the same weights as the S&P 500 Index.


Q.  WHICH STOCKS/SECTORS HAVE PERFORMED WELL? WHICH HAVE NOT PERFORMED WELL?

A. The top five returning stocks for the last six months were Allegheny Technologies (+98%), Ciena Corp (+97%), JDS Uniphase (+87%), Nucor Corp (+79%) and Nvidia (+67%). The bottom five returning stocks for the past six months were Calpine Corp (-89%), Dana Corp (-83%), Delphi Corp (-76%), Visteon Corp (-52%) and Tenet Healthcare (-34%). The highest returning sectors for the last six months were Materials and Telecommunication Services, which earned 18% and 12% respectively. The lowest returning sectors were Utilities (-8%) and Energy (+0%).

                                                                             Q&A


Q.  WHAT WERE THE MAJOR BUYS AND SELLS FOR THE QUARTER AND WHY?

A. For the 1st quarter of 2006, there were nine index changes announced by Standard & Poors that impacted the Fund. The additions to the S&P 500 were Estee Lauder (Jan 4), VeriSign (Jan 31), Harman Int'l (Jan 31), Barr Pharmaceuticals (Feb 24), Chesapeake Energy (Mar 2), Google (Mar 31), Boston Properties (Mar 31), Kimco Realty (Mar 31), and Dean Foods (Mar 31). The deletions for the quarter were Mercury Interactive (Jan 3), Reebok Int'l (Jan 31), Siebel Systems (Jan 31), Scientific Atlanta (Feb 24), Dana Corp (Mar 2), Burlington Resources (Mar 31), Cinergy Corp (Mar 31), Jefferson-Pilot (Mar 31), and Maytag Corp (Mar 31). Not all the deletions were sold from the Fund, however, as some companies were removed from the Index as the result of a merger or acquisition.

S&P 500 Index Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2006.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


OCTOBER 1, 2005 - MARCH 31, 2006
--------------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*

--------------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
--------------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                           1,063.02                             0.78

     Service Class                   1,000.00                           1,061.64                             2.02
--------------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
--------------------------------------------------------------------------------------------------------------------------------

     Investment Class                1,000.00                           1,023.88                             0.77

     Service Class                   1,000.00                           1,022.70                             1.99
--------------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.15% FOR INVESTMENT CLASS AND 0.39% FOR SERVICE CLASS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 (TO REFLECT THE SIX-MONTH PERIOD).
**  ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED MARCH 31, 2006 WERE AS
    FOLLOWS: 6.30% FOR INVESTMENT CLASS SHARES, AND 6.16% FOR SERVICE CLASS SHARES.

S&P 500 Index Fund                                                   (unaudited)
--------------------------------------------------------------------------------


CHANGE IN VALUE OF A $10,000 INVESTMENT



INVESTMENT CLASS SHARES
================================================================================


[line chart omitted, plot points follows]



                    GE INSTITUTIONAL S&P 500 INDEX          S&P 500 INDEX
                    ------------------------------          -------------
11/25/97                    10,000.00                        10,000.00
9/98                        10,862.80                        10,787.78
9/99                        13,949.31                        13,787.49
9/00                        15,878.84                        15,613.45
9/01                        11,618.01                        11,451.14
9/02                         9,208.40                         9,104.81
9/03                        11,449.31                        11,330.01
9/04                        13,008.15                        12,901.83
9/05                        14,579.13                        14,482.49
3/06                        15,497.90                        15,407.41



AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2006
--------------------------------------------------------------------------------
INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------
                     SIX       ONE     FIVE     SINCE       ENDING VALUE OF A
                    MONTHS    YEAR     YEAR   INCEPTION   $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------

S&P 500 Index Fund  6.30%   11.60%    3.74%     5.39%         $15,498
--------------------------------------------------------------------------------

S&P 500 Index       6.39%   11.73%    3.97%     5.32%*        $15,407
================================================================================



SERVICE CLASS SHARES
================================================================================



[line chart omitted, plot points follows]



                    GE INSTITUTIONAL S&P 500 INDEX          S&P 500 INDEX
                    ------------------------------          -------------
09/30/05                    10,000.00                        10,000.00
10/05                        9,830.51                         9,833.79
11/05                       10,203.39                        10,205.91
12/05                       10,202.48                        10,209.46
1/06                        10,469.83                        10,479.79
2/06                        10,495.70                        10,508.22
3/06                        10,616.44                        10,638.65



AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2006
--------------------------------------------------------------------------------
SERVICE CLASS SHARES
--------------------------------------------------------------------------------
                     SIX      ONE      THREE    SINCE       ENDING VALUE OF A
                    MONTHS    YEAR     YEAR   INCEPTION   $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------

S&P 500 Index Fund  6.16%     N/A      N/A      6.16%          $10,616
--------------------------------------------------------------------------------

S&P 500 Index       6.39%   11.73%   17.23%     6.39%*         $10,639
================================================================================


INVESTMENT PROFILE
A mutual fund designed for investors who seek growth of capital and accumulation of income that corresponds to the investment return of the Standard & Poor's 500 Composite Stock Index by investing at least 80% of its net assets in equity securities of companies contained in that Index.


SECTOR ALLOCATION AS OF MARCH 31, 2006
================================================================================
Portfolio Composition as a % of the Market Value of $107,437
(in thousands) as of March 31, 2006



Financials 20.5%

Information Technology 15.6%

Healthcare 12.6%

Industrials 11.3%

Consumer Discretionary 10.0%

Energy 9.5%

Consumer Staples 9.0%

Telecommunication Services 3.2%

Utilities 3.1%

Materials 3.0%

Short-term 2.2%





TEN LARGEST HOLDINGS AS OF MARCH 31, 2006
as a % of Market Value
================================================================================
 Exxon Mobil Corp.                                       3.07%
--------------------------------------------------------------------------------
 General Electric Co.                                    2.99%
--------------------------------------------------------------------------------
 Microsoft Corp.                                         2.00%
--------------------------------------------------------------------------------
 Citigroup, Inc.                                         1.94%
--------------------------------------------------------------------------------
 Bank of America Corp.                                   1.74%
--------------------------------------------------------------------------------
 Procter & Gamble Co.                                    1.56%
--------------------------------------------------------------------------------
 Pfizer Inc.                                             1.51%
--------------------------------------------------------------------------------
 Johnson & Johnson                                       1.45%
--------------------------------------------------------------------------------
 American International Group, Inc.                      1.42%
--------------------------------------------------------------------------------
 Altria Group, Inc.                                      1.22%
================================================================================



* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST TO THE FUND'S INCEPTION DATE.

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 72 FOR FURTHER INFORMATION.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

S&P 500 INDEX FUND


Schedule of Investments                               March 31, 2006 (unaudited)
--------------------------------------------------------------------------------

                               S&P 500 INDEX FUND

--------------------------------------------------------------------------------

                                              NUMBER
                                           OF SHARES             VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 97.6%+
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 10.0%

Amazon.Com, Inc. .......................       2,700      $     98,577 (a)
Apollo Group, Inc. (Class A) ...........       1,300            68,263 (a)
Autonation, Inc. .......................       1,600            34,480 (a)
Autozone, Inc. .........................         500            49,845 (a)
Bed Bath & Beyond, Inc. ................       2,600            99,840 (a)
Best Buy Company, Inc. .................       3,650           204,144
Big Lots, Inc. .........................       1,100            15,356 (a)
Black & Decker Corp. ...................         700            60,823
Brunswick Corp. ........................         900            34,974
Carnival Corp. .........................       3,900           184,743
CBS Corp. ..............................       6,950           166,661
Centex Corp. ...........................       1,100            68,189
Circuit City Stores, Inc. ..............       1,300            31,824
Clear Channel
   Communications, Inc. ................       4,500           130,545
Coach, Inc. ............................       3,400           117,572 (a)
Comcast Corp. (Class A) ................      18,859           493,351 (a)
Cooper Tire & Rubber Co. ...............         700            10,038
D.R. Horton, Inc. ......................       2,400            79,728
Darden Restaurants, Inc. ...............       1,150            47,184
Dillard's, Inc. (Class A) ..............         500            13,020
Dollar General Corp. ...................       2,741            48,433
Dow Jones & Company, Inc. ..............         600            23,580
Eastman Kodak Co. ......................       2,600            73,944
Family Dollar Stores, Inc. .............       1,300            34,580
Federated Department Stores Inc. .......       2,441           178,193
Ford Motor Co. .........................      16,377           130,361
Fortune Brands, Inc. ...................       1,300           104,819
Gannett Company, Inc. ..................       2,100           125,832
General Motors Corp. ...................       5,112           108,732
Genuine Parts Co. ......................       1,600            70,128
Goodyear Tire & Rubber Co. .............       1,600            23,168 (a)
H&R Block, Inc. ........................       3,000            64,950
Harley-Davidson, Inc. ..................       2,500           129,700
Harman International
   Industries Inc. .....................         600            66,678
Harrah's Entertainment, Inc. ...........       1,700           132,532
Hasbro, Inc. ...........................       1,550            32,705
Hilton Hotels Corp. ....................       3,000            76,380
International Game Technology ..........       3,100           109,182
Interpublic Group of
   Companies, Inc. .....................       3,900            37,284 (a)
J.C. Penney Company, Inc. ..............       2,100           126,861
Johnson Controls, Inc. .................       1,700           129,081
Jones Apparel Group, Inc. ..............       1,100            38,907
KB Home ................................         700            45,486
Knight-Ridder, Inc. ....................         600            37,926
Kohl's Corp. ...........................       3,100           164,331 (a)
Leggett & Platt Incorporated ...........       1,600            38,992


--------------------------------------------------------------------------------
                                              NUMBER
                                           OF SHARES             VALUE



Lennar Corp. (Class A) .................       1,200       $    72,456
Limited Brands .........................       3,026            74,016
Liz Claiborne Inc. .....................       1,000            40,980
Lowe's Companies, Inc. .................       7,000           451,080
Marriott International Inc. (Class A) ..       1,500           102,900
Mattel, Inc. ...........................       3,700            67,081
Maytag Corp. ...........................         600            12,798
McDonald's Corp. .......................      11,300           388,268
McGraw-Hill Companies Inc. .............       3,400           195,908
Meredith Corp. .........................         400            22,316
New York Times Co. (Class A) ...........       1,300            32,903
Newell Rubbermaid Inc. .................       2,415            60,834
News Corp. (Class A) ...................      21,200           352,132
Nike Inc. (Class B) ....................       1,700           144,670
Nordstrom, Inc. ........................       1,900            74,442
Office Depot, Inc. .....................       2,700           100,548 (a)
OfficeMax, Inc. ........................         600            18,102
Omnicom Group, Inc. ....................       1,600           133,200
Pulte Homes, Inc. ......................       2,000            76,840
RadioShack Corp. .......................       1,200            23,076
Sears Holdings Corp. ...................         929           122,851 (a)
Sherwin-Williams Co. ...................       1,000            49,440
Snap-On Incorporated ...................         500            19,060
Stanley Works ..........................         700            35,462
Staples, Inc. ..........................       6,650           169,708
Starbucks Corp. ........................       6,800           255,952 (a)
Starwood Hotels & Resorts
   Worldwide Inc. (Class B) (REIT) .....       2,000           135,460
Target Corp. ...........................       7,900           410,879
The E.W. Scripps Co. (Class A) .........         700            31,297
The Gap, Inc. ..........................       5,262            98,294
The Home Depot, Inc. ...................      18,800           795,240
The Walt Disney Co. ....................      17,300           482,497
Tiffany & Co. ..........................       1,200            45,048
Time Warner Inc. .......................      39,850           669,081 (h)
TJX Companies, Inc. ....................       4,100           101,762
Tribune Co. ............................       2,382            65,338
Univision Communications Inc.
   (Class A) ...........................       2,100            72,387 (a)
VF Corp. ...............................         800            45,520
Viacom Inc. (Class B) ..................       6,950           269,660 (a)
Wendy's International, Inc. ............       1,000            62,060
Whirlpool Corp. ........................         600            54,882
Yum! Brands, Inc. ......................       2,500           122,150
                                                            10,720,500

CONSUMER STAPLES -- 9.0%

Alberto-Culver Company .................         750            33,172
Albertson's, Inc. ......................       3,241            83,196
Altria Group, Inc. .....................      18,500         1,310,910 (h)
Anheuser-Busch Companies, Inc. .........       7,000           299,390
Archer-Daniels-Midland Co. .............       5,908           198,804
Avon Products, Inc. ....................       4,000           124,680
Brown-Forman Corp. (Class B) ...........         700            53,879
Campbell Soup Co. ......................       1,700            55,080
Clorox Co. .............................       1,300            77,805
Coca-Cola Enterprises, Inc. ............       2,700            54,918


See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.

S&P 500 INDEX FUND


Schedule of Investments                               March 31, 2006 (unaudited)
--------------------------------------------------------------------------------

                                              NUMBER
                                           OF SHARES             VALUE
--------------------------------------------------------------------------------
Colgate-Palmolive Co. ..................       4,600      $    262,660
ConAgra Foods, Inc. ....................       4,600            98,716
Constellation Brands, Inc. (Class A) ...       1,700            42,585 (a)
Costco Wholesale Corp. .................       4,200           227,472
CVS Corp. ..............................       7,400           221,038
Dean Foods Co. .........................       1,200            46,590 (a)
General Mills, Inc. ....................       3,200           162,176
HJ Heinz Co. ...........................       3,000           113,760
Kellogg Co. ............................       2,300           101,292
Kimberly-Clark Corp. ...................       4,200           242,760
Kroger Co. .............................       6,500           132,340 (a)
McCormick & Company, Inc. ..............       1,200            40,632
Molson Coors Brewing Co. (Class B) .....         500            34,310
Pepsi Bottling Group, Inc. .............       1,200            36,468
PepsiCo, Inc. ..........................      14,710           850,091
Procter & Gamble Co. ...................      29,095         1,676,454
Reynolds American Inc. .................         800            84,400
Safeway Inc. ...........................       4,000           100,480
Sara Lee Corp. .........................       6,906           123,479
Supervalu Inc. .........................       1,200            36,984
Sysco Corp. ............................       5,600           179,480
The Coca-Cola Co. ......................      18,200           762,034 (h)
The Estee Lauder Companies Inc. ........
   (Class A) ...........................       1,100            40,909
The Hershey Company ....................       1,600            83,568
Tyson Foods, Inc. (Class A) ............       2,400            32,976
UST Inc. ...............................       1,500            62,400
Walgreen Co. ...........................       9,100           392,483
Wal-Mart Stores, Inc. ..................      22,100         1,044,004
Whole Foods Market, Inc. ...............       1,200            79,728
WM Wrigley Jr. Co. .....................       1,600           102,400
                                                             9,706,503

ENERGY -- 9.5%

Amerada Hess Corp. .....................         700            99,680
Anadarko Petroleum Corp. ...............       2,037           205,757
Apache Corp. ...........................       3,012           197,316
Baker Hughes Incorporated ..............       3,070           209,988
BJ Services Co. ........................       2,900           100,340
Burlington Resources, Inc. .............       3,400           312,494
Chesapeake Energy Corp. ................       3,400           106,794
Chevron Corporation ....................      19,714         1,142,821
ConocoPhillips .........................      12,164           768,157
Devon Energy Corp. .....................       4,028           246,393
El Paso Corp. ..........................       5,683            68,480
EOG Resources, Inc. ....................       2,200           158,400
Exxon Mobil Corp. ......................      54,116         3,293,500 (h)
Halliburton Co. ........................       4,600           335,892
Kerr-McGee Corp. .......................       1,030            98,344
Kinder Morgan, Inc. ....................       1,000            91,990
Marathon Oil Corp. .....................       3,341           254,484
Murphy Oil Corp. .......................       1,500            74,730
Nabors Industries Ltd. .................       1,400           100,212 (a)
National Oilwell Varco, Inc. ...........       1,600           102,592 (a)
Noble Corp. ............................       1,200            97,320
Occidental Petroleum Corp. .............       3,900           361,335
Rowan Companies, Inc. ..................       1,000            43,960

                                              NUMBER
                                           OF SHARES             VALUE
--------------------------------------------------------------------------------

Schlumberger Ltd. ......................       5,300      $    670,821
Sunoco, Inc. ...........................       1,200            93,084
The Williams Companies, Inc. ...........       5,500           117,645
Transocean Inc. ........................       2,951           236,965 (a)
Valero Energy Corp. ....................       5,600           334,768
Weatherford International Ltd. .........       3,100           141,825 (a)
XTO Energy Inc. ........................       3,266           142,300
                                                            10,208,387

FINANCIALS -- 20.5%

ACE Ltd. ...............................       2,900           150,829
AFLAC Incorporated .....................       4,500           203,085
Allstate Corp. .........................       5,800           302,238
AMBAC Financial Group, Inc. ............         950            75,620
American Express Co. ...................      11,100           583,305 (h)
American International Group, Inc. .....      23,038         1,522,581 (h)
Ameriprise Financial Inc. ..............       2,260           101,836
AmSouth Bancorp ........................       3,200            86,560
AON Corp. ..............................       3,000           124,530
Apartment Investment &
   Management Co. ......................
   (Class A) (REIT) ....................         800            37,520
Archstone-Smith Trust (REIT) ...........       1,900            92,663
Bank of America Corp. ..................      41,156         1,874,244 (h)
BB&T Corp. .............................       4,900           192,080
Boston Properties, Inc. (REIT) .........         600            55,905
Capital One Financial Corp. ............       2,700           217,404
Charles Schwab Corp. ...................       9,400           161,774
Chubb Corp. ............................       1,800           171,792
Cincinnati Financial Corp. .............       1,538            64,704
CIT Group, Inc. ........................       1,800            96,336
Citigroup, Inc. ........................      44,213         2,088,180
Comerica Incorporated ..................       1,450            84,056
Compass Bancshares, Inc. ...............       1,100            55,671
Countrywide Financial Corp. ............       5,498           201,777
E*Trade Financial Corp. ................       3,700            99,826 (a)
Equity Office Properties Trust (REIT ...       3,700           124,246
Equity Residential (REIT) ..............       2,600           121,654
Federal Home Loan Mortgage Corp. .......       6,200           378,200
Federal National Mortgage Assoc ........       8,700           447,180
Federated Investors Inc. (Class B) .....         700            27,335
Fifth Third Bancorp ....................       5,019           197,548
First Horizon National Corp. ...........       1,100            45,815
Franklin Resources, Inc. ...............       1,400           131,936
Genworth Financial, Inc. (Class A) .....       3,300           110,319
Golden West Financial Corp. ............       2,300           156,170
Goldman Sachs Group, Inc. ..............       3,900           612,144
Huntington Bancshares
   Incorporated ........................       2,378            57,381
Janus Capital Group, Inc. ..............       2,000            46,340
Jefferson-Pilot Corp. ..................       1,250            69,925
JPMorgan Chase & Co. ...................      30,880         1,285,843
Keycorp ................................       3,700           136,160
Kimco Realty Corp. (REIT) ..............       1,700            69,088
Lehman Brothers Holdings Inc. ..........       2,400           346,872
Lincoln National Corp. .................       1,600            87,344
Loews Corp. ............................       1,200           121,440


See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.

S&P 500 INDEX FUND


Schedule of Investments                               March 31, 2006 (unaudited)
--------------------------------------------------------------------------------

                                              NUMBER
                                           OF SHARES             VALUE
--------------------------------------------------------------------------------


M&T Bank Corp. .........................         700      $     79,898
Marsh & McLennan Companies Inc. ........       4,800           140,928
Marshall & Ilsley Corp. ................       1,900            82,802
MBIA Inc. ..............................       1,200            72,156
Mellon Financial Corp. .................       3,800           135,280
Merrill Lynch & Company, Inc. ..........       8,100           637,956
Metlife, Inc. ..........................       6,800           328,916
MGIC Investment Corp. ..................         800            53,304
Moody's Corp. ..........................       2,200           157,212
Morgan Stanley .........................       9,500           596,790
National City Corp. ....................       4,900           171,010
North Fork Bancorporation, Inc. ........       4,250           122,528
Northern Trust Corp. ...................       1,700            89,250
Plum Creek Timber
   Company, Inc (REIT) .................       1,600            59,088
Principal Financial Group ..............       2,500           122,000
Progressive Corp. ......................       1,800           187,668
Prologis (REIT) ........................       2,200           117,700
Prudential Financial, Inc. .............       4,500           341,145
Public Storage, Inc. (REIT) ............         700            56,861
Regions Financial Corp. ................       4,122           144,971
Safeco Corp. ...........................       1,100            55,231
Simon Property Group, Inc. (REIT) ......       1,700           143,038
SLM Corp. ..............................       3,700           192,178
Sovereign Bancorp, Inc. ................       3,300            72,303
State Street Corp. .....................       3,000           181,290 (e)
SunTrust Banks, Inc. ...................       3,300           240,108
Synovus Financial Corp. ................       2,700            73,143
T Rowe Price Group, Inc. ...............       1,200            93,852
The Bank of New York
   Company, Inc. .......................       7,000           252,280
The Bear Stearns Companies Inc. ........       1,120           155,344
The Hartford Financial
   Services Group, Inc. ................       2,700           217,485
The PNC Financial Services
   Group, Inc. .........................       2,600           175,006
The St. Paul Travelers
   Companies, Inc. .....................       6,176           258,095
Torchmark Corp. ........................         900            51,390
UnumProvident Corp. ....................       2,746            56,238
US Bancorp .............................      15,906           485,133
Vornado Realty Trust (REIT) ............       1,100           105,600
Wachovia Corp. .........................      14,402           807,232
Washington Mutual Inc. .................       9,014           384,177
Wells Fargo & Co. ......................      14,800           945,276
XL Capital Ltd. ........................       1,600           102,576
Zions Bancorporation ...................         900            74,457
                                                            22,036,351

HEALTHCARE -- 12.6%

Abbott Laboratories ....................      13,800           586,086 (h)
Aetna, Inc. ............................       5,100           250,614
Allergan, Inc. .........................       1,400           151,900
AmerisourceBergen Corp. ................       1,844            89,010
Amgen, Inc. ............................      10,476           762,129 (a)
Applera Corp. - Applied
   Biosystems Group ....................       1,700            46,138

                                              NUMBER
                                           OF SHARES            VALUE
--------------------------------------------------------------------------------

Barr Pharmaceuticals, Inc. .............       1,000       $    62,980 (a)
Bausch & Lomb Inc. .....................         500            31,850
Baxter International, Inc. .............       5,800           225,098
Becton Dickinson & Co. .................       2,300           141,634
Biogen Idec, Inc. ......................       3,095           145,775 (a)
Biomet, Inc. ...........................       2,225            79,032
Boston Scientific Corp. ................       5,400           124,470 (a)
Bristol-Myers Squibb Co. ...............      17,600           433,136
C.R. Bard, Inc. ........................         900            61,029
Cardinal Health, Inc. ..................       3,675           273,861
Caremark Rx, Inc. ......................       3,980           195,736 (a)
Chiron Corp. ...........................       1,000            45,810 (a)
Cigna Corp. ............................       1,100           143,682
Coventry Health Care, Inc. .............       1,500            80,970 (a)
Eli Lilly & Co. ........................      10,000           553,000 (h)
Express Scripts, Inc. ..................       1,300           114,270 (a)
Fisher Scientific International Inc. ...       1,100            74,855 (a)
Forest Laboratories, Inc. ..............       3,000           133,890 (a)
Genzyme Corp. ..........................       2,300           154,606 (a)
Gilead Sciences, Inc. ..................       4,100           255,102 (a)
Guidant Corp. ..........................       3,000           234,180
HCA Inc. ...............................       3,800           174,002
Health Management
   Associates Inc. (Class A) ...........       2,200            47,454
Hospira, Inc. ..........................       1,400            55,244 (a)
Humana Inc. ............................       1,400            73,710 (a)
IMS Health Inc. ........................       1,788            46,077
Johnson & Johnson ......................      26,368         1,561,513 (h)
King Pharmaceuticals, Inc. .............       2,266            39,089 (a)
Laboratory Corporation of
   America Holdings ....................       1,200            70,176 (a)
Manor Care, Inc. .......................         700            31,045
McKesson Corp. .........................       2,744           143,045
Medco Health Solutions, Inc. ...........       2,794           159,873 (a)
Medimmune, Inc. ........................       2,300            84,134 (a)
Medtronic Inc. .........................      10,800           548,100
Merck & Company, Inc. ..................      19,600           690,508
Millipore Corp. ........................         500            36,530 (a)
Mylan Laboratories Inc. ................       1,900            44,460
Patterson Companies, Inc. ..............       1,200            42,240 (a)
PerkinElmer, Inc. ......................       1,100            25,817
Pfizer Inc. ............................      65,169         1,624,011 (h)
Quest Diagnostics Inc. .................       1,500            76,950
Schering-Plough Corp. ..................      13,200           250,668
St. Jude Medical, Inc. .................       3,300           135,300 (a)
Stryker Corp. ..........................       2,600           115,284
Tenet Healthcare Corp. .................       4,200            30,996 (a)
Thermo Electron Corp. ..................       1,400            51,926 (a)
UnitedHealth Group Incorporated ........      12,000           670,320
Waters Corp. ...........................       1,000            43,150 (a)
Watson Pharmaceuticals, Inc. ...........         900            25,866 (a)
WellPoint, Inc. ........................       5,900           456,837 (a)
Wyeth ..................................      12,100           587,092 (h)
Zimmer Holdings, Inc. ..................       2,190           148,044 (a)
                                                            13,540,304


See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.

S&P 500 INDEX FUND


Schedule of Investments                               March 31, 2006 (unaudited)
--------------------------------------------------------------------------------

                                              NUMBER
                                           OF SHARES             VALUE
--------------------------------------------------------------------------------

INDUSTRIALS -- 11.2%

Allied Waste Industries, Inc. ..........       1,700      $     20,808 (a)
American Power Conversion Corp. ........       1,600            36,976
American Standard
   Companies, Inc. .....................       1,600            68,576
Avery Dennison Corp. ...................       1,000            58,480
Boeing Co. .............................       7,200           561,096
Burlington Northern
   Santa Fe Corp. ......................       3,400           283,322
Caterpillar, Inc. ......................       5,900           423,679
Cendant Corp. ..........................       9,338           162,014
Cintas Corp. ...........................       1,300            55,406
Cooper Industries Ltd. .................         800            69,520
CSX Corp. ..............................       2,000           119,600
Cummins, Inc. ..........................         400            42,040
Danaher Corp. ..........................       2,100           133,455
Deere & Co. ............................       2,200           173,910
Dover Corp. ............................       1,800            87,408
Eaton Corp. ............................       1,300            94,861
Emerson Electric Co. ...................       3,700           309,431
Equifax, Inc. ..........................       1,100            40,964
FedEx Corp. ............................       2,700           304,938
Fluor Corp. ............................         800            68,640
General Dynamics Corp. .................       3,600           230,328
General Electric Co. ...................      92,400         3,213,672 (h,n)
Goodrich Corp. .........................       1,100            47,971
Honeywell International Inc. ...........       7,450           318,637
Illinois Tool Works Inc. ...............       1,900           182,989
Ingersoll-Rand Co. Ltd. (Class A) ......       3,000           125,370
ITT Industries, Inc. ...................       1,600            89,952
L-3 Communications Holdings, Inc. ......       1,100            94,369
Lockheed Martin Corp. ..................       3,200           240,416
Masco Corp. ............................       3,800           123,462
Monster Worldwide, Inc. ................       1,100            54,846 (a)
Navistar International Corp. ...........         600            16,548 (a)
Norfolk Southern Corp. .................       3,800           205,466
Northrop Grumman Corp. .................       3,184           217,435
Paccar Inc. ............................       1,500           105,720
Pall Corp. .............................       1,200            37,428
Parker Hannifin Corp. ..................       1,100            88,671
Pitney Bowes Inc. ......................       2,100            90,153
Raytheon Co. ...........................       4,000           183,360
Robert Half International Inc. .........       1,500            57,915
Rockwell Automation, Inc. ..............       1,600           115,056
Rockwell Collins, Inc. .................       1,600            90,160
RR Donnelley & Sons Co. ................       1,900            62,168
Ryder System, Inc. .....................         600            26,868
Southwest Airlines Co. .................       6,150           110,639
Textron Inc. ...........................       1,200           112,068
3M Co. .................................       6,800           514,692
Tyco International Ltd. ................      17,766           477,550
Union Pacific Corp. ....................       2,400           224,040
United Parcel Service Inc. (Class B) ...       9,700           769,986
United Technologies Corp. ..............       9,100           527,527
W.W. Grainger, Inc. ....................         700            52,745
Waste Management, Inc. .................       4,870           171,911
                                                            12,095,242

                                              NUMBER
                                           OF SHARES             VALUE
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY -- 15.5%

ADC Telecommunications, Inc. ...........         985      $     25,206 (a)
Adobe Systems Incorporated .............       5,400           188,568
Advanced Micro Devices, Inc. ...........       4,300           142,588 (a)
Affiliated Computer
   Services, Inc. (Class A) ............       1,100            65,626 (a)
Agilent Technologies, Inc. .............       3,955           148,510 (a)
Altera Corp. ...........................       3,300            68,112 (a)
Analog Devices, Inc. ...................       3,300           126,357
Andrew Corp. ...........................       1,600            19,648 (a)
Apple Computer, Inc. ...................       7,700           482,944 (a)
Applied Materials, Inc. ................      14,400           252,144
Applied Micro Circuits Corp. ...........       2,800            11,396 (a)
Autodesk, Inc. .........................       2,000            77,040
Automatic Data Processing, Inc. ........       5,200           237,536
Avaya, Inc. ............................       3,640            41,132 (a)
BMC Software, Inc. .....................       1,900            41,154 (a)
Broadcom Corp. (Class A) ...............       3,900           168,324 (a)
CA, Inc. ...............................       4,050           110,201
Ciena Corp. ............................       5,300            27,613 (a)
Cisco Systems, Inc. ....................      54,500         1,181,015 (a,h)
Citrix Systems, Inc. ...................       1,600            60,640 (a)
Computer Sciences Corp. ................       1,700            94,435 (a)
Compuware Corp. ........................       3,500            27,405 (a)
Comverse Technology, Inc. ..............       1,800            42,354 (a)
Convergys Corp. ........................       1,200            21,852 (a)
Corning Incorporated ...................      14,000           376,740 (a)
Dell, Inc. .............................      20,800           619,008 (a)
eBay, Inc. .............................      10,300           402,318 (a)
Electronic Arts, Inc. ..................       2,700           147,744 (a)
Electronic Data Systems Corp. ..........       4,700           126,101
EMC Corporation ........................      21,362           291,164 (a)
First Data Corp. .......................       6,850           320,717
Fiserv, Inc. ...........................       1,700            72,335 (a)
Freescale Semiconductor Inc. ...........
   (Class B) ...........................       3,626           100,694 (a)
Gateway, Inc. ..........................       3,000             6,570 (a)
Google, Inc. (Class A) .................       1,697           661,830 (a)
Hewlett-Packard Co. ....................      25,028           823,421
Intel Corp. ............................      52,100         1,008,135 (h)
International Business
   Machines Corp. ......................      13,900         1,146,333 (h)
Intuit Inc. ............................       1,600            85,104 (a)
Jabil Circuit, Inc. ....................       1,500            64,290 (a)
JDS Uniphase Corp. .....................      15,600            65,052 (a)
Kla-Tencor Corp. .......................       1,800            87,048
Lexmark International Inc. (Class A) ...       1,100            49,918 (a)
Linear Technology Corp. ................       2,700            94,716
LSI Logic Corp. ........................       3,500            40,460 (a)
Lucent Technologies Inc. ...............      39,190           119,530 (a,h)
Maxim Integrated Products, Inc. ........       2,900           107,735
Micron Technology, Inc. ................       5,500            80,960 (a)
Microsoft Corp. ........................      78,800         2,144,148 (h)
Molex, Inc. ............................       1,250            41,500
Motorola, Inc. .........................       22,361           512,291
National Semiconductor Corp. ...........       3,000            83,520
NCR Corp. ..............................       1,600            66,864 (a)


See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.

S&P 500 INDEX FUND


Schedule of Investments                               March 31, 2006 (unaudited)
--------------------------------------------------------------------------------

                                             NUMBER
                                           OF SHARES             VALUE
--------------------------------------------------------------------------------

Network Appliance, Inc. ................       3,300      $    118,899 (a)
Novell, Inc. ...........................       3,200            24,576 (a)
Novellus Systems, Inc. .................       1,300            31,200 (a)
Nvidia Corp. ...........................       1,500            85,890 (a)
Oracle Corp. ...........................      33,907           464,187 (a)
Parametric Technology Corp. ............       1,000            16,330 (a)
Paychex, Inc. ..........................       3,000           124,980
PMC - Sierra, Inc. .....................       1,500            18,435 (a)
QLogic Corp. ...........................       1,600            30,960 (a)
QUALCOMM, Inc. .........................      14,700           743,967
Sabre Holdings Corp. (Class A) .........       1,128            26,542
Sanmina-SCI Corp. ......................       4,300            17,630 (a)
Solectron Corp. ........................       8,400            33,600 (a)
Sun Microsystems, Inc. .................      30,600           156,978 (a)
Symantec Corp. .........................       9,559           160,878 (a)
Symbol Technologies, Inc. ..............       2,200            23,276
Tektronix, Inc. ........................         800            28,568
Tellabs, Inc. ..........................       4,200            66,780 (a)
Teradyne, Inc. .........................       1,800            27,918 (a)
Texas Instruments Incorporated .........      14,400           467,568
Unisys Corp. ...........................       2,700            18,603 (a)
VeriSign Inc. ..........................       2,200            52,778 (a)
Xerox Corp. ............................       8,600           130,720 (a)
Xilinx, Inc. ...........................       3,100            78,926
Yahoo! Inc. ............................      11,400           367,764 (a)
                                                            16,725,999

MATERIALS -- 3.0%

Air Products & Chemicals, Inc. .........       2,000           134,380
Alcoa, Inc. ............................       7,784           237,879
Allegheny Technologies
   Incorporated ........................         800            48,944
Ashland, Inc. ..........................         600            42,648
Ball Corp. .............................       1,000            43,830
Bemis Co. ..............................       1,000            31,580
Dow Chemical Co. .......................       8,694           352,976
E.I. du Pont de Nemours and Co. ........       8,203           346,249
Eastman Chemical Co. ...................         700            35,826
Ecolab Inc. ............................       1,700            64,940
Engelhard Corp. ........................       1,100            43,571
Freeport-McMoRan Copper &
   Gold Inc. (Class B) .................       1,600            95,632
Hercules Incorporated ..................       1,000            13,800 (a)
International Flavors &
   Fragrances Inc. .....................         800            27,456
International Paper Co. ................       4,475           154,701
Louisiana-Pacific Corp. ................         900            24,480
MeadWestvaco Corp. .....................       1,600            43,696
Monsanto Co. ...........................       2,453           207,892
Newmont Mining Corp. ...................       4,000           207,560
Nucor Corp. ............................       1,400           146,706
Pactiv Corp. ...........................       1,300            31,902 (a)
Phelps Dodge Corp. .....................       1,800           144,954
PPG Industries, Inc. ...................       1,500            95,025
Praxair, Inc. ..........................       2,900           159,935
Rohm & Haas Co. ........................       1,300            63,531
Sealed Air Corp. .......................         700            40,509
Sigma-Aldrich Corp. ....................         600            39,474

                                              NUMBER
                                           OF SHARES             VALUE
--------------------------------------------------------------------------------

Temple-Inland Inc. .....................       1,000      $    44,550
Tronox Inc. (Class B) ..................         207             3,517 (a)
United States Steel Corp. ..............       1,000            60,680
Vulcan Materials Co. ...................         900            77,985
Weyerhaeuser Co. .......................       2,200           159,346
                                                             3,226,154

TELECOMMUNICATION SERVICES -- 3.2%

Alltel Corp. ...........................       3,500           226,625
AT&T, Inc. .............................      34,389           929,879 (h)
BellSouth Corp. ........................      15,900           550,935
CenturyTel, Inc. .......................       1,200            46,944
Citizens Communications Co. ............       2,900            38,483
Qwest Communications
   International Inc. ..................      14,317            97,356 (a)
Sprint Corporation .....................      26,201           677,034
Verizon Communications Inc. ............      25,866           880,996
                                                             3,448,252

UTILITIES -- 3.1%

AES Corp. ..............................       6,000           102,360 (a)
Allegheny Energy, Inc. .................       1,500            50,775 (a)
Ameren Corp. ...........................       1,800            89,676
American Electric Power
   Company, Inc. .......................       3,540           120,431
Centerpoint Energy, Inc. ...............       2,900            34,597
Cinergy Corp. ..........................       1,800            81,738
CMS Energy Corp. .......................       1,800            23,310 (a)
Consolidated Edison, Inc. ..............       2,200            95,700
Constellation Energy Group, Inc. .......       1,600            87,536
Dominion Resources, Inc. ...............       3,084           212,889
DTE Energy Co. .........................       1,600            64,144
Duke Energy Corp. ......................       8,300           241,945 (a)
Dynegy Inc. (Class A) ..................       2,200            10,560 (a)
Edison International ...................       2,900           119,422
Entergy Corp. ..........................       1,900           130,986
Exelon Corp. ...........................       5,950           314,755
FirstEnergy Corp. ......................       2,931           143,326
FPL Group, Inc. ........................       3,700           148,518
KeySpan Corp. ..........................       1,600            65,392
Nicor Inc. .............................         400            15,824
NiSource Inc. ..........................       2,447            49,478
Peoples Energy Corp. ...................         300            10,692
PG&E Corp. .............................       3,200           124,480
Pinnacle West Capital Corp. ............         900            35,190
PPL Corp. ..............................       3,400            99,960
Progress Energy, Inc. ..................       2,275           100,054
Public Service Enterprise
   Group Incorporated ..................       2,300           147,292
Sempra Energy ..........................       2,350           109,181
Southern Co. ...........................       6,600           216,282
TECO Energy, Inc. ......................       1,700            27,404
TXU Corp. ..............................       4,300           192,468
Xcel Energy Inc. .......................       3,615            65,612
                                                             3,331,977

TOTAL COMMON STOCK
   (COST $87,160,005) ..................                   105,039,669



See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.

S&P 500 INDEX FUND


Schedule of Investments                               March 31, 2006 (unaudited)
--------------------------------------------------------------------------------

                                              NUMBER
                                           OF SHARES             VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 2.2%
--------------------------------------------------------------------------------


SHORT-TERM INVESTMENTS -- 2.0%

GEI Short Term Investment Fund
4.87% ..................................   2,197,650      $  2,197,650 (d,l)
Money Market Obligations Trust
4.60% ..................................       1,292             1,292
                                                             2,198,942

                                           PRINCIPAL
                                              AMOUNT
--------------------------------------------------------------------------------

U.S. GOVERNMENT -- 0.2%

U.S. Treasury Bill
4.43%       06/08/06 ...................  $  200,000           198,327

TOTAL SHORT-TERM INVESTMENTS
   (COST $2,397,269) ...................                     2,397,269


TOTAL INVESTMENTS
   (COST $89,557,574) ..................                   107,436,938


OTHER ASSETS AND LIABILITIES,
   NET -- 0.2% .........................                       254,446
                                                          ------------


NET ASSETS -- 100.0% ...................                  $107,691,384
                                                          ============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GE Institutional S&P 500 Index had the following long futures contracts open at March 31, 2006 (unaudited):

                               NUMBER      CURRENT
                 EXPIRATION      OF        NOTIONAL    UNREALIZED
DESCRIPTION         DATE      CONTRACTS     VALUE     APPRECIATION
--------------------------------------------------------------------------------

S&P Mini
  500 Index
  Futures         June 2006      33      $2,150,445     $22,176


See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.

Value Equity Fund
--------------------------------------------------------------------------------


THE VALUE EQUITY FUND IS CO-MANAGED BY PAUL C. REINHARDT AND STEPHEN V. GELHAUS. MESSRS. REINHARDT AND GELHAUS BOTH MANAGE THE FUND AS A COLLABORATIVE TEAM. BOTH PORTFOLIO MANAGERS HAVE THE AUTHORITY TO INCREASE OR DECREASE EXISTING POSITIONS IN THE FUND; HOWEVER, MR. REINHARDT, AS LEAD MANAGER, IS VESTED WITH THE AUTHORITY TO PURCHASE SECURITIES THAT ARE NEW TO THE FUND OR TO DIVEST THE FUND OF ITS ENTIRE POSITION IN A SECURITY. MR. REINHARDT ALSO HAS VETO AUTHORITY OVER MR. GELHAUS' TRADE DECISIONS. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 105.


Q. HOW DID THE GE INSTITUTIONAL VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED
    MARCH 31, 2006?

A. For the six-month period ended March 31, 2006, the GE Institutional Value Equity Fund returned 5.96% for Investment Class shares and 5.90% for Service Class shares. The S&P 500 Index, the Fund's benchmark, returned 6.39% and the Fund's Lipper peer group of 913 Large Cap Core Funds returned an average of 6.26% for the same period.


Q.  WHAT MARKET CONDITIONS IMPACTED THE FUND'S PERFORMANCE?

A. As of March 31, 2006, the S&P 500 was up for the fifth consecutive month. While uncertainty about inflation, the future path of Fed rate tightenings and economic growth in the year ahead restrained the markets in the early part of the period, the markets burst forth into 2006 with the strongest first-quarter S&P 500 performance since 1999. Solid corporate earnings, continued economic strength and moderate inflation fueled the markets. In this environment, each S&P 500 sector -- except utilities -- advanced. Large-cap, high quality stocks continued to lag the broad market and smaller cap companies.

    During the past six months, the Federal Reserve continued to raise short rates at a measured pace, to counteract the inflationary effects of high energy and commodity costs. Dr. Benjamin Bernanke took the helm as the new Fed chairman during this time, and pushed the targeted fed funds rate to 4.75% by March 31st. Speculation that the Fed's tightening cycle might end soon also contributed to market strength during the period.


Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. Sectors that benefit from global industrialization and development have performed well over this time period. As the U.S. and global economies have continued to percolate, the industrial and materials sectors have performed better than the broad markets, and have driven returns within the Fund.
    Our holdings within industrials returned +19% (vs. 12% for the benchmark index) led by machinery powerhouse Deere (+31%), electrical equipment manufacturer ABB (+27%) and defense leader Northrop Grumman (+27%). Owning more basic materials companies than the benchmark bolstered the Fund's performance as demand for commodities soared. For example, Freeport McMoran Copper and Gold advanced +27% during the period. In the information technology sector, the Fund benefited from the reversal of a pattern that had existed for



[PHOTO OMITTED]



PICTURED TO THE LEFT:
PAUL C. REINHARDT

                                                                             Q&A
--------------------------------------------------------------------------------


    much of last year -- namely, a rebound in the stock prices of some large capitalization, lower PE stocks that were overweighted in the portfolio (e.g., First Data was up +17% on the announcement of a new CEO and the spin-off of its high growth Western Union unit).

    The main detractors from performance during the period were telecommunications services, financials, utilities and consumer discretionary stocks. While telecom has lagged in recent years, it was one of the best performing sectors during the period due to increased M&A activity and two year's worth of restructuring initiatives. Not owning BellSouth -- up +29.2% on news of their sale to AT&T -- hurt Fund returns. Since 2006 began, we increased our Verizon position to over 1% of the portfolio. On the wireless side, Vodafone (-18%) detracted from performance, although its shares rallied +8% in March on the announced sale of its lagging Japanese wireless unit. Underweighting financials, up +12% during the period, also took away from Fund returns despite strength in holdings like Blackrock (+59%) and State Street (+24%). We have been comfortable with our underweight position given our caution on financials in a rising rate environment.

    As rates continued to rise, the utilities sector had to compete with the fixed income markets for investors looking for yield. As rates rose, utilities pulled back, and several of our holdings suffered, led by Dominion (-18%) and Constellation (-10%). Consumer discretionary underperformance was primarily caused by weakness among media stocks, including Liberty Global (-24%), Comcast (-9%), Time Warner (-7%) and Cablevision (-13%). Increasing competition from Internet advertising and telecom solutions for high-speed data and broadcast is weighing on the incumbent media providers. Underweighting several specialty retailers that rallied also hurt performance.


Q.  WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND OVER THE PERIOD?

A. Our process has remained consistent during the period, and we continue to employ a bottom-up relative value process to seek out underappreciated stocks with catalysts for growth or improving fundamentals. We have positioned the portfolio for a mid-cycle slowdown, given the current levels of interest rates and high energy prices. We are focusing our industrials holdings in later cycle names and secular growth areas such as power grid investment (e.g., ABB and Cooper Industries) and railroads (e.g., CSX). We have gone underweight in energy, and reduced our overweights in materials and utilities. We increased our underweight position in financial companies on concerns that higher interest rates could pressure earnings power for the group. As we prepare ourselves for slowing economic growth, we increased our weighting in the steady-growth health care sector, initiating positions in Baxter and Quest Diagnostics, and adding to Pfizer and Johnson & Johnson. We also increased exposure to consumer staples, including initiating positions in Diageo and Alberto Culver. Valuation compression in the markets has also given us the opportunity to increase our exposure to information technology, historically a sector with above-average earnings growth. We initiated a position in computer company Dell during the period, and increased our holdings in Microsoft and Oracle.

Value Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2006.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

OCTOBER 1, 2005 - MARCH 31, 2006
-------------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
-------------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
-------------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                           1,059.60                             2.23

     Service Class                   1,000.00                           1,059.03                             3.28
-------------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-------------------------------------------------------------------------------------------------------------------------------

     Investment Class                1,000.00                           1,022.50                             2.21

     Service Class                   1,000.00                           1,021.49                             3.24
-------------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.44% FOR INVESTMENT CLASS AND 0.64% FOR SERVICE CLASS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 (TO REFLECT THE SIX-MONTH PERIOD).
**   ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED MARCH 31, 2006 WERE AS
     FOLLOWS: 5.96% FOR INVESTMENT CLASS SHARES, AND 5.90% FOR SERVICE CLASS SHARES.

Value Equity Fund                                                    (unaudited)
--------------------------------------------------------------------------------


CHANGE IN VALUE
OF A $10,000 INVESTMENT



INVESTMENT CLASS SHARES
================================================================================



[Line chart omitted, plot points follows]



                   GE INSTITUTIONAL VALUE EQUITY           S&P 500 INDEX
                   ----------------------------            -------------
02/02/00                    10,000.00                        10,000.00
3/00                        10,550.00                        10,788.83
9/00                        10,389.99                        10,377.68
3/01                         9,588.65                         8,431.20
9/01                         8,763.60                         7,611.15
3/02                         9,807.11                         8,448.53
9/02                         7,304.47                         6,051.63
3/03                         7,575.65                         6,356.85
9/03                         8,774.53                         7,530.64
3/04                         9,927.70                         8,590.78
9/04                         9,948.62                         8,575.37
3/05                        10,696.57                         9,165.64
9/05                        11,091.16                         9,625.97
3/06                        11,752.18                        10,240.73



AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2006
--------------------------------------------------------------------------------

INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

                     SIX     ONE     FIVE     SINCE         ENDING VALUE OF A
                   MONTHS    YEAR    YEAR   INCEPTION    $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------

Value Equity Fund   5.96%   9.87%   4.15%    2.65%            $11,752
--------------------------------------------------------------------------------

S&P 500 Index       6.39%  11.73%   3.97%    0.39%*           $10,241
================================================================================



SERVICE CLASS SHARES
================================================================================


[Line chart omitted, plot points follows]



                    GE INSTITUTIONAL VALUE EQUITY          S&P 500 INDEX
                    -----------------------------          -------------
09/30/05                    10,000.00                        10,000.00
10/05                        9,788.46                         9,833.79
11/05                       10,057.69                        10,205.91
12/05                       10,140.52                        10,209.46
1/06                        10,463.22                        10,479.79
2/06                        10,473.00                        10,508.22
3/06                        10,590.34                        10,638.65



AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2006
--------------------------------------------------------------------------------

SERVICE CLASS SHARES
--------------------------------------------------------------------------------

                      SIX     ONE   THREE     SINCE        ENDING VALUE OF A
                    MONTHS   YEAR   YEAR    INCEPTION    $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------

Value Equity Fund   5.90%    N/A     N/A     5.90%             $10,590
--------------------------------------------------------------------------------

S&P 500 Index       6.39%  11.73%  17.23%    6.39%*            $10,639
================================================================================


INVESTMENT PROFILE
A mutual fund designed for investors who seek long-term growth of capital and future income by investing at least 80% of its net assets in equity securities under normal market conditions. The Fund invests primarily in U.S. companies that the portfolio manager believes are undervalued by the market but have solid growth prospects.


SECTOR ALLOCATION AS OF MARCH 31, 2006
================================================================================
Portfolio Composition as a % of the Market Value of $99,510
(in thousands) as of March 31, 2006



[Pie chart omitted plot points follows]



Financials 17.3%

Information Technology 14.7%

Healthcare 12.9%

Industrials 12.2%

Consumer Staples 10.1%

Consumer Discretionary 8.9%

Energy 8.7%

Materials 4.2%

Telecommunication Services 3.9%

Short-term 3.9%

Utilities 3.2%



TEN LARGEST HOLDINGS AS OF MARCH 31, 2006
as a % of Market Value
================================================================================
Exxon Mobil Corp.                                       4.13%
--------------------------------------------------------------------------------
Microsoft Corp.                                         3.28%
--------------------------------------------------------------------------------
Pfizer Inc.                                             2.56%
--------------------------------------------------------------------------------
Bank of America Corp.                                   2.51%
--------------------------------------------------------------------------------
Industrial Select Sector SPDR Fund                      2.41%
--------------------------------------------------------------------------------
PepsiCo, Inc.                                           2.27%
--------------------------------------------------------------------------------
International Business Machines Corp.                   2.12%
--------------------------------------------------------------------------------
First Data Corp.                                        2.00%
--------------------------------------------------------------------------------
Oracle Corp.                                            1.88%
--------------------------------------------------------------------------------
Clorox Co.                                              1.81%
================================================================================


* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST TO THE FUND'S INCEPTION DATE.

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 72 FOR FURTHER INFORMATION.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

VALUE EQUITY FUND


Schedule of Investments                               March 31, 2006 (unaudited)
--------------------------------------------------------------------------------

                               VALUE EQUITY FUND

--------------------------------------------------------------------------------

                                              NUMBER
                                           OF SHARES             VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 96.2%+
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 9.2%

Autozone, Inc. .........................       2,434      $    242,645 (a)
Cablevision Systems Corp. ..............
   (Class A) ...........................      19,266           514,402 (a)
Comcast Corp. (Class A) ................      11,154           291,342 (a)
Koninklijke Philips
   Electronics N.V. ADR ................      27,371           921,034
Liberty Global Inc. (Series C) .........      10,546           208,284 (a,j)
Liberty Global, Inc. (Series A) ........       7,974           163,228 (a)
Lowe's Companies, Inc. .................       4,665           300,613
News Corp. (Class A) ...................      40,562           673,735
Omnicom Group, Inc. ....................      14,601         1,215,533
Ross Stores, Inc. ......................      21,902           639,319 (j)
Starwood Hotels & Resorts
   Worldwide Inc. (Class B) (REIT) .....      10,631           720,038
Target Corp. ...........................       7,099           369,219
The Home Depot, Inc. ...................      14,805           626,252
Time Warner Inc. .......................      81,123         1,362,055
Viacom Inc. (Class B) ..................      17,035           660,958 (a)
                                                             8,908,657

CONSUMER STAPLES -- 10.5%

Alberto-Culver Company .................       8,761           387,499
Altria Group, Inc. .....................       2,065           146,326
Clorox Co. .............................      30,016         1,796,458
Diageo PLC ADR .........................       5,271           334,340 (j)
General Mills, Inc. ....................      17,238           873,622
Kellogg Co. ............................      21,903           964,608
Kimberly-Clark Corp. ...................      15,211           879,196
PepsiCo, Inc. ..........................      39,141         2,261,958
Procter & Gamble Co. ...................      18,208         1,049,145
The Coca-Cola Co. ......................      32,854         1,375,597
                                                            10,068,749

ENERGY -- 8.9%

Amerada Hess Corp. .....................       4,462           635,389
Burlington Resources, Inc. .............       6,492           596,680
EnCana Corp. ...........................      15,617           729,782
Exxon Mobil Corp. ......................      67,535         4,110,180 (h)
Halliburton Co. ........................       7,707           562,765
Occidental Petroleum Corp. .............       9,126           845,524
Schlumberger Ltd. ......................       5,557           703,350
Transocean Inc. ........................       5,474           439,562 (a)
                                                             8,623,232

                                              NUMBER
                                           OF SHARES             VALUE
--------------------------------------------------------------------------------

FINANCIALS -- 17.2%

AFLAC Incorporated .....................       5,476      $    247,132
Allstate Corp. .........................      24,742         1,289,306
American International Group, Inc. .....      18,253         1,206,341
Bank of America Corp. ..................      54,759         2,493,725 (h)
BlackRock Inc. (Class A) ...............       3,245           454,300
Chubb Corp. ............................      10,591         1,010,805
Citigroup, Inc. ........................      37,317         1,762,482
Federal Home Loan
   Mortgage Corp. ......................      21,294         1,298,934
Federal National Mortgage Assoc ........       9,329           479,511
Mellon Financial Corp. .................      34,273         1,220,119
Merrill Lynch & Company, Inc. ..........      11,560           910,466
Metlife, Inc. ..........................       2,028            98,094
Morgan Stanley .........................      19,470         1,223,105
Principal Financial Group ..............       1,014            49,483
Prudential Financial, Inc. .............       8,417           638,093
State Street Corp. .....................      14,197           857,925 (e)
SunTrust Banks, Inc. ...................      11,154           811,565
The Bank of New York
   Company, Inc. .......................       7,807           281,364
Wells Fargo & Co. ......................       4,259           272,022
                                                            16,604,772

HEALTHCARE -- 13.4%

Abbott Laboratories ....................      24,338         1,033,635
Aetna, Inc. ............................       8,924           438,525
Baxter International, Inc. .............      16,223           629,615
Eli Lilly & Co. ........................      13,385           740,191
GlaxoSmithKline PLC ADR ................      22,088         1,155,423 (j)
Johnson & Johnson ......................      28,799         1,705,477
Medco Health Solutions, Inc. ...........      15,211           870,373 (a)
Novartis AG ADR ........................      13,994           775,827
Pfizer Inc. ............................     102,418         2,552,257
Quest Diagnostics Inc. .................      14,196           728,255
UnitedHealth Group Incorporated ........      13,183           736,402
Wyeth ..................................      31,029         1,505,527
                                                            12,871,507

INDUSTRIALS -- 10.1%

ABB Ltd. ADR ...........................      54,759           687,225 (a,j)
Burlington Northern
   Santa Fe Corp. ......................       9,329           777,386
Cooper Industries Ltd. .................       7,098           616,816
CSX Corp. ..............................       2,433           145,493
Deere & Co. ............................      17,239         1,362,743
Eaton Corp. ............................      17,442         1,272,743
General Dynamics Corp. .................      12,574           804,485
Honeywell International Inc. ...........       4,868           208,204
ITT Industries, Inc. ...................       5,070           285,035
Northrop Grumman Corp. .................      17,847         1,218,772
Rockwell Collins, Inc. .................       5,070           285,695
Textron Inc. ...........................       5,070           473,487
3M Co. .................................       3,322           251,442


See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.

VALUE EQUITY FUND


Schedule of Investments                               March 31, 2006 (unaudited)
--------------------------------------------------------------------------------

                                              NUMBER
                                           OF SHARES             VALUE
--------------------------------------------------------------------------------

Tyco International Ltd. ................      16,226      $    436,155
United Technologies Corp. ..............      14,197           823,000
Waste Management, Inc. .................       1,420            50,155
                                                             9,698,836

INFORMATION TECHNOLOGY -- 15.2%

Analog Devices, Inc. ...................      29,205         1,118,259
Applied Materials, Inc. ................      20,281           355,120
Cisco Systems, Inc. ....................      63,885         1,384,388 (a)
Dell, Inc. .............................       3,042            90,530 (a)
EMC Corporation ........................      11,962           163,042 (a)
First Data Corp. .......................      42,590         1,994,064
Hewlett-Packard Co. ....................      15,985           525,907
Intel Corp. ............................      38,534           745,633
International Business
   Machines Corp. ......................      25,554         2,107,438
Microsoft Corp. ........................     120,063         3,266,914
Novell, Inc. ...........................      26,580           204,134 (a)
Oracle Corp. ...........................     136,896         1,874,106 (a)
Sun Microsystems, Inc. .................      75,757           388,633 (a)
Xerox Corp. ............................      28,393           431,574 (a)
                                                            14,649,742

MATERIALS -- 4.4%

Air Products & Chemicals, Inc. .........      14,197           953,896
Alcoa, Inc. ............................       8,111           247,872
Barrick Gold Corp. .....................      20,280           552,427
Dow Chemical Co. .......................      13,065           530,439
Freeport-McMoRan Copper &
   Gold Inc. (Class B) .................      16,497           986,026
Monsanto Co. ...........................       3,650           309,338
Newmont Mining Corp. ...................       6,895           357,782
Weyerhaeuser Co. .......................       3,853           279,073
                                                             4,216,853

TELECOMMUNICATION SERVICES -- 4.0%

Alltel Corp. ...........................      16,225         1,050,569
Sprint Corporation .....................      32,855           848,973
Verizon Communications Inc. ............      42,589         1,450,581
Vodafone Group PLC ADR .................      24,337           508,643
                                                             3,858,766

UTILITIES -- 3.3%

American Electric Power
   Company, Inc. .......................      12,169           413,989
Constellation Energy Group, Inc. .......      18,253           998,622
Dominion Resources, Inc. ...............       9,533           658,063
Entergy Corp. ..........................       9,329           643,141
PG&E Corp. .............................      12,168           473,335 (j)
                                                             3,187,150

TOTAL COMMON STOCK
   (COST $82,752,410) ..................                    92,688,264

                                              NUMBER
                                           OF SHARES             VALUE
--------------------------------------------------------------------------------

EXCHANGE TRADED FUNDS -- 3.1%
--------------------------------------------------------------------------------

Financial Select Sector
   SPDR Fund ...........................      17,636 $         574,052 (m)
Industrial Select Sector
   SPDR Fund ...........................      71,034         2,400,949 (m)

TOTAL EXCHANGE TRADED FUNDS
   (COST $2,369,056) ...................                     2,975,001


TOTAL INVESTMENTS IN SECURITIES
   (COST $85,121,466) ..................                    95,663,265


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.0%
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 0.6%

GEI Short Term Investment Fund
4.87% ..................................     528,226           528,226 (d,l)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 3.4%

State Street Navigator Securities
   Lending Prime Portfolio
4.76% ..................................   3,318,582         3,318,582 (d,e)

TOTAL SHORT-TERM INVESTMENTS
   (COST $3,846,808) ...................                     3,846,808

TOTAL INVESTMENTS
   (COST $88,968,274) ..................                    99,510,073


LIABILITIES IN EXCESS OF OTHER
   ASSETS, NET -- (3.3)% ...............                    (3,200,751)
                                                          ------------


NET ASSETS -- 100.0% ...................                  $ 96,309,322
                                                          ============


See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.

Small-Cap Equity Fund                                                        Q&A
--------------------------------------------------------------------------------


PALISADE CAPITAL MANAGEMENT, L.L.C. ("PALISADE") IS SUB-ADVISER FOR THE SMALL-CAP EQUITY FUND (FORMERLY SMALL-CAP VALUE EQUITY FUND). PALISADE HAS A HISTORY OF MANAGING SMALL-CAP EQUITY PORTFOLIOS AND FOR SEVERAL YEARS HAS PROVIDED PENSION FUND SERVICES TO GE. PALISADE TRANSLATES ITS EXPERIENCE FROM VARIOUS INSTITUTIONAL AND PRIVATE ACCOUNTS TO MUTUAL FUNDS IT SUB-ADVISES FOR GE ASSET MANAGEMENT. PALISADE HAS MANAGED THE SMALL-CAP EQUITY FUND SINCE ITS INCEPTION. THE FUND IS MANAGED BY JACK FEILER, JEFFREY SCHWARTZ AND DENNISON T. "DAN" VERU, MEMBERS OF PALISADE'S INVESTMENT POLICY COMMITTEE.
SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 105.


Q. HOW DID THE GE INSTITUTIONAL SMALL-CAP EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2006?

A. For the six-month period ended March 31, 2006, the GE Institutional Small-Cap Equity Fund returned 14.36% for Investment Class shares and 14.24% for Service Class shares. The Russell 2000 Index, the Fund's benchmark, returned 15.22% and the Fund's Lipper peer group of 651 Small-Cap Core Funds returned an average of 13.44% for the same period.


Q.  WHAT MARKET CONDITIONS IMPACTED FUND PERFORMANCE?

A. The first quarter's market performance was outstanding. Equity investors evaluated the lower-than-expected earnings reports in light of the continuing damage assessment from last year's Hurricane disasters and held on to the sharp gains of the new year. Despite the performance leadership throughout the first quarter of lower-quality, higher-volatility companies, the Fund achieved a solid return while remaining invested in companies with greater consistent earnings growth, high return-on-invested capital, and increasing free cash flow generation.


Q. WHAT INVESTMENT STRATEGIES AND TECHNIQUES EMPLOYED BY THE FUND IMPACTED PERFORMANCE?

A. Sector allocation contributed 10 bps net of cash over the last six-months. The Fund's holdings in the Consumer Discretionary sector declined 2.2% during the period and trailed the Index's sector return. The Fund's holdings in Technology gained 12.1% but lagged the Index's sector return. Our positions in the Financial Services, Health Care, and Industrials Sectors gained 17.2%, 15.4%, and 29.7% respectively, and readily surpassed the respective returns achieved by the Index's sectors. Strong stock selection combined with disciplined buying and selling continues to be imperative to Fund performance.


Q.  WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE PERIOD?

A. The most significant changes in sector allocation include reductions in the Consumer Discretionary and Health Care sectors and increases in the Industrial sector. Continued rate increases by the Federal Reserve to stem inflationary pressure impeded the buying power of most consumers in the last six months. We slightly scaled back our exposure to the Health Care sector. We added a few new stocks to the Industrials sector but most of the increase in allocation was due to market appreciation.

Small-Cap Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2006.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


OCTOBER 1, 2005 - MARCH 31, 2006

----------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                 EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
----------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
----------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                           1,143.64                             3.17

     Service Class                   1,000.00                           1,142.35                             4.49

----------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
----------------------------------------------------------------------------------------------------------------------------

     Investment Class                1,000.00                           1,021.66                             3.07

     Service Class                   1,000.00                           1,020.42                             4.34
----------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.61% FOR INVESTMENT CLASS AND 0.86% FOR SERVICE CLASS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 (TO REFLECT THE SIX-MONTH PERIOD).
**   ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED MARCH 31, 2006 WERE AS
     FOLLOWS: 14.36% FOR INVESTMENT CLASS SHARES, AND 14.24% FOR SERVICE CLASS SHARES.

Small-Cap Equity Fund                                                (unaudited)
--------------------------------------------------------------------------------


CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------


INVESTMENT CLASS SHARES
================================================================================



[Line chart omitted, plot points follows]



                GE INSTITUTIONAL SMALL-CAP VALUE EQUITY    RUSSELL 2000 INDEX
                ---------------------------------------    ------------------
08/03/98                    10,000.00                        10,000.00
9/98                         8,910.00                         8,689.02
3/99                         8,680.73                         9,553.26
9/99                        10,155.95                        10,338.27
3/00                        13,319.90                        13,112.56
9/00                        13,051.23                        12,772.28
3/01                        13,285.99                        11,119.37
9/01                        13,713.48                        10,071.48
3/02                        16,272.03                        12,689.21
9/02                        13,284.89                         9,144.80
3/03                        12,327.48                         9,274.00
9/03                        14,662.24                        12,487.81
3/04                        17,820.80                        15,193.66
9/04                        17,296.66                        14,831.73
3/05                        19,224.89                        16,016.07
9/05                        20,948.01                        17,486.27
3/06                        23,957.00                        20,148.20

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2006
--------------------------------------------------------------------------------

INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

                          SIX    ONE     FIVE    SINCE      ENDING VALUE OF A
                        MONTHS   YEAR    YEAR  INCEPTION  $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------

Small-Cap Equity Fund   14.36%  24.61%  12.51%  12.08%          $23,957
--------------------------------------------------------------------------------

Russell 2000 Index      15.22%  25.81%  12.63%   9.57%*         $20,148
================================================================================



SERVICE CLASS SHARES
================================================================================



[Line chart omitted, plot points follows]



               GE INSTITUTIONAL SMALL-CAP VALUE EQUITY    RUSSELL 2000 INDEX
               ---------------------------------------    ------------------
09/30/05                    10,000.00                        10,000.00
10/05                        9,816.45                         9,689.13
11/05                       10,115.57                        10,159.10
12/05                       10,124.15                        10,113.63
1/06                        10,812.06                        11,020.65
2/06                        10,846.80                        10,990.14
3/06                        11,423.54                        11,522.30



AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2006
--------------------------------------------------------------------------------

SERVICE CLASS SHARES
--------------------------------------------------------------------------------

                        SIX     ONE    THREE   SINCE        ENDING VALUE OF A
                       MONTHS   YEAR   YEAR  INCEPTION    $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------

Small-Cap Equity Fund  14.24%   N/A     N/A   14.24%          $11,424
--------------------------------------------------------------------------------

Russell 2000 Index     15.22% 25.81%  29.52%  15.22%*         $11,522
================================================================================


INVESTMENT PROFILE
A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities of small-cap companies under normal market conditions. The Fund invests primarily in small-cap companies that the portfolio managers believe are undervalued by the market but have solid growth prospects.


SECTOR ALLOCATION AS OF MARCH 31, 2006
================================================================================
Portfolio Composition as a % of the Market Value of $729,075
(in thousands) as of March 31, 2006



[Pie chart omitted plot points follows]



Industrials 21.7%

Short-Term 20.4%

Financials 14.4%

Information Technology 12.7%

Healthcare 10.2%

Consumer Discretionary 9.1%

Energy 6.7%

Materials 2.6%

Consumer Staples 1.8%

Utilities 0.4%



TEN LARGEST HOLDINGS AS OF MARCH 31, 2006
as a % of Market Value
================================================================================
Manitowoc Co.                                           3.13%
--------------------------------------------------------------------------------
Genesee & Wyoming Inc. (Class A)                        2.70%
--------------------------------------------------------------------------------
Oshkosh Truck Corp.                                     2.58%
--------------------------------------------------------------------------------
Centene Corp.                                           2.31%
--------------------------------------------------------------------------------
DRS Technologies, Inc.                                  2.08%
--------------------------------------------------------------------------------
Oil States International, Inc.                          2.00%
--------------------------------------------------------------------------------
Jones Lang LaSalle Inc.                                 1.94%
--------------------------------------------------------------------------------
Federal Realty Investment Trust (REIT)                  1.84%
--------------------------------------------------------------------------------
Commercial Metals Co.                                   1.84%
--------------------------------------------------------------------------------
Micros Systems, Inc.                                    1.73%
================================================================================


* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST THE FUND'S INCEPTION DATE.

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 72 FOR FURTHER INFORMATION.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

SMALL-CAP EQUITY FUND


Schedule of Investments                               March 31, 2006 (unaudited)
--------------------------------------------------------------------------------

                             SMALL-CAP EQUITY FUND

--------------------------------------------------------------------------------

                                              NUMBER
                                           OF SHARES             VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 95.7%
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 10.9%

American Eagle Outfitters ..............     199,700      $  5,963,042
Arbitron, Inc. .........................     169,300         5,725,726 (j)
Brinker International, Inc. ............     123,300         5,209,425
Escala Group Inc. ......................     145,600         3,813,264 (a,j)
Finish Line (Class A) ..................     395,500         6,505,975 (j)
Interactive Data Corp. .................     358,600         8,427,100
Meritage Homes Corp. ...................     110,100         6,051,096 (a,j)
RARE Hospitality International, Inc. ...      54,500         1,898,235 (a)
Standard-Pacific Corp. .................      64,100         2,155,042 (j)
The Talbots, Inc. ......................     168,700         4,532,969
The Warnaco Group, Inc. ................     154,600         3,710,400 (a,j)
Timberland Co. (Class A) ...............     218,400         7,475,832 (a)
Triarc Companies, Inc. (Class A) .......     131,400         2,395,422 (j)
Triarc Companies, Inc. (Class B) .......     124,100         2,169,268
                                                            66,032,796

CONSUMER STAPLES -- 2.2%

Central European
   Distribution Corp. ..................     144,100         5,540,645 (a,j)
Smithfield Foods, Inc. .................     258,700         7,590,258 (a)
                                                            13,130,903

ENERGY -- 8.1%

Chesapeake Energy Corp. ................     362,300        11,379,843 (j)
Dril-Quip Inc. .........................      43,200         3,060,720 (a,j)
Hydril Company .........................     104,300         8,130,185 (a,j)
Oil States International, Inc. .........     395,600        14,577,860 (a,j)
St. Mary Land & Exploration Co. ........     290,200        11,848,866 (j)
                                                            48,997,474

FINANCIALS -- 17.3%

American Equity Investment Life
   Holding Company .....................     192,000         2,753,280 (j)
BioMed Realty Trust, Inc. (REIT) .......     335,600         9,947,184
Cullen/Frost Bankers, Inc. .............     137,000         7,363,750
Federal Realty Investment
   Trust (REIT) ........................     178,600        13,430,720
HCC Insurance Holdings, Inc. ...........     321,550        11,189,940
Hilb Rogal & Hobbs Co. .................     159,300         6,566,346
Jones Lang LaSalle Inc. ................     184,600        14,129,284
Omega Healthcare
   Investors, Inc. (REIT) ..............     481,400         6,749,228
Raymond James Financial, Inc. ..........     364,575        10,776,837
Sandy Spring Bancorp, Inc. .............      63,400         2,408,566 (j)
Sky Financial Group, Inc. ..............     137,800        3,651,700


                                             NUMBER
                                           OF SHARES             VALUE
--------------------------------------------------------------------------------



Sterling Bancorp .......................      81,777      $  1,684,606 (j)
W Holding Company, Inc. ................     398,845         3,138,910 (j)
Webster Financial Corp. ................     128,900         6,246,494
Westamerica Bancorporation .............     102,000         5,295,840 (j)
                                                           105,332,685

HEALTHCARE -- 12.2%

Centene Corp. ..........................     577,200        16,836,924 (a,j)
Computer Programs and
   Systems, Inc. .......................     240,700        12,035,000 (j)
Immunicon Corp. ........................     275,500         1,110,265 (a,j)
Intermagnetics General Corp. ...........     270,624         6,779,131 (a,j)
KV Pharmaceutical Co. (Class A) ........      92,300         2,226,276 (a,j)
Medical Action Industries Inc. .........     146,000         3,502,540 (a)
Molina Healthcare, Inc. ................      39,800         1,332,106 (a,j)
Noven Pharmaceuticals Inc. .............     350,900         6,319,709 (a,j)
Salix Pharmaceuticals Ltd. .............     176,500         2,914,015 (a,j)
The Cooper Companies, Inc. .............     108,700         5,873,061
Thoratec Corp. .........................     319,600         6,158,692 (a,j)
Varian, Inc. ...........................     222,800         9,174,904 (a)
                                                            74,262,623

INDUSTRIALS -- 26.1%

ADESA, Inc. ............................     422,400        11,294,976
Comfort Systems USA, Inc. ..............     314,400         4,244,400 (j)
DRS Technologies, Inc. .................     276,600        15,177,042 (j)
EDO Corp. ..............................     113,300         3,495,305 (j)
Genesee & Wyoming Inc. (Class A) .......     642,649        19,716,456 (a,j)
Harsco Corp. ...........................     151,600        12,525,192
Herman Miller Inc. .....................      99,300         3,218,313
Manitowoc Co. ..........................     250,100        22,796,615
Mine Safety Appliances Co. .............      95,000         3,990,000 (j)
Mueller Industries, Inc. ...............     192,000         6,852,480
NCI Building Systems, Inc. .............      17,900         1,069,883 (a,j)
Old Dominion Freight Line ..............     113,000         3,045,350 (a,j)
Oshkosh Truck Corp. ....................     301,700        18,777,808
Quanta Services, Inc. ..................     386,900         6,198,138 (a,j)
RailAmerica, Inc. ......................     122,500         1,305,850 (a,j)
Teledyne Technologies Inc. .............     256,900         9,145,640 (a)
TeleTech Holdings Inc. .................     546,500         6,071,615 (a,j)
Woodward Governor Co. ..................     282,200         9,383,150 (j)
                                                           158,308,213

INFORMATION TECHNOLOGY -- 15.3%

Blackbaud, Inc. ........................     448,100         9,495,239
Bottomline Technologies, Inc. ..........      66,600           914,418 (a,j)
Digital Insight Corp. ..................      84,600         3,079,440 (a)
Intergraph Corp. .......................     222,400         9,265,184 (a,j)
Itron, Inc. ............................      60,200         3,602,970 (a,j)
Lipman Electronic Engineering Ltd. .....      93,400         2,540,480 (a,j)
Manhattan Associates, Inc. .............     181,400         3,990,800 (a)
Micros Systems, Inc. ...................     273,200        12,586,324 (a,j)
Mobility Electronics, Inc. .............     538,100         4,482,373 (a,j)
MoneyGram International, Inc. ..........     316,400         9,719,808


See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.

SMALL-CAP EQUITY FUND


Schedule of Investments                               March 31, 2006 (unaudited)
--------------------------------------------------------------------------------

                                              NUMBER
                                           OF SHARES             VALUE
--------------------------------------------------------------------------------

Parametric Technology Corp. ............     641,580      $ 10,477,002 (a)
Photon Dynamics, Inc. ..................     226,800         4,252,500 (a,j)
Plantronics, Inc. ......................     115,800         4,102,794 (j)
Rudolph Technologies, Inc. .............     260,200         4,436,410 (a,j)
Semtech Corp. ..........................     239,500         4,284,655 (a)
The BISYS Group, Inc. ..................      38,100           513,588 (a)
TNS, Inc. ..............................      64,100         1,357,638 (a,j)
Websense, Inc. .........................     134,000         3,695,720 (a,j)
                                                            92,797,343

MATERIALS -- 3.1%

Commercial Metals Co. ..................     250,900        13,420,641
Packaging Corporation
   of America ..........................     233,200         5,233,008
                                                            18,653,649

UTILITIES -- 0.5%

IDACORP, Inc. ..........................      91,000         2,959,320 (j)

TOTAL COMMON STOCK
   (COST $481,780,748) .................                   580,475,006


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 24.5%
--------------------------------------------------------------------------------


SHORT-TERM INVESTMENTS -- 3.1%

GEI Short Term
   Investment Fund
4.87% ..................................  18,538,386        18,538,386 (d,l)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 21.4%

State Street Navigator Securities
   Lending Prime Portfolio
4.76% .................................. 130,061,743       130,061,743 (d,e)

TOTAL SHORT-TERM INVESTMENTS
   (COST $148,600,129) .................                   148,600,129


TOTAL INVESTMENTS
   (COST $630,380,877) .................                   729,075,135


LIABILITIES IN EXCESS OF OTHER
   ASSETS -- (20.2)% ...................                  (122,264,994)
                                                         -------------


NET ASSETS -- 100.0% ...................                  $606,810,141
                                                          ============


See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.

International Equity Fund                                                    Q&A
--------------------------------------------------------------------------------


THE INTERNATIONAL EQUITY FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES BRIAN HOPKINSON, RALPH R. LAYMAN, JONATHAN L. PASSMORE, MICHAEL J. SOLECKI AND JUDITH A. STUDER. AS LEAD PORTFOLIO MANAGER FOR THE FUND, MR. LAYMAN OVERSEES THE ENTIRE TEAM AND ASSIGNS A PORTION OF THE FUND TO EACH MANAGER, INCLUDING HIMSELF. EACH PORTFOLIO MANAGER IS LIMITED TO THE MANAGEMENT OF HIS OR HER PORTION OF THE FUND, THE SIZE OF THE PORTION, WHICH MR. LAYMAN DETERMINES ON AN ANNUAL BASIS. THE PORTFOLIO MANAGERS DO NOT OPERATE INDEPENDENTLY OF EACH OTHER, RATHER, THE TEAM OPERATES COLLABORATIVELY, COMMUNICATING PURCHASES OR SALES OF SECURITIES ON BEHALF OF THE FUND. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 105.


Q. HOW DID THE GE INSTITUTIONAL INTERNATIONAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2006?

A. For the six-month period ended March 31, 2006, the GE Institutional International Equity Fund returned 18.32% for Investment Class shares and 18.11% for Service Class shares. The MSCI EAFE Index, the Fund's benchmark, returned 13.86% and the Fund's Lipper peer group of 212 International Multi-Cap Core Funds returned an average of 14.17% for the same period.


Q.  WHAT MARKET CONDITIONS IMPACTED THE FUND'S PERFORMANCE?

A. Stock selection within Japan, Emerging Markets and Europe has benefited performance over the past six months. An important contribution has come from Japan, which appears to be emerging from the deflationary environment of the last few years. The Japanese unemployment rate is at a seven-year low and economic growth has picked up, with signs that the consumer is starting to spend again. In Europe, a flurry of M&A activity, particularly in the first quarter of 2006, has served as a catalyst for the financial markets. Emerging Markets are still attracting new capital as companies continue to benefit from healthy global growth.


Q.  WHAT WORLD EVENTS HAD A MAJOR IMPACT ON FINANCIAL MARKETS?

A. Several geopolitical events currently unfolding throughout the world demand our attention.
    The steps that Iran had taken toward its uranium enrichment program have been particularly troubling. On the other side of the globe, in Latin America, many presidential elections, indicating a shift to the Left, have been taking place with the potential to impact the global markets. Finally, avian flu has been quietly spreading around the world, though it has yet to affect humans in a material way.


Q.  WHICH STOCKS AND SECTORS SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE?

A. Japanese financials including Mitsubishi Estates (property) and Nomura Holdings (brokerage) rallied strongly and were the top contributors to performance. ABB (Industrials - Switzerland), which has been a beneficiary of strong capital investment spending, Capitaland (Singapore), a major real estate player in Asia, and Kookmin Bank (South Korea) were also major contributors.



[PHOTO OMITTED]



PICTURED TO THE LEFT:
RALPH R. LAYMAN

International Equity Fund                                                    Q&A
--------------------------------------------------------------------------------


    Weakness was seen in Acom (Japan - consumer finance), which lost ground after a period of very strong gains. Two European energy companies ENI (Italy) and Total (France) also fell during the period, as rising costs increasingly eroded the benefit of higher cured prices, hurting performance.


Q.  DID THE WEIGHTINGS/COUNTRY ALLOCATION OF THE FUND CHANGE?

A. We have slowly been increasing our exposure to Japan, beginning in the first half of 2005, but still remain underweight. The increase in the Japanese exposure has been achieved through a reduction to the Fund's exposure to the United Kingdom. Our exposure to Emerging Markets has remained fairly steady, although this region has experienced strong performance gains.


Q.  WHAT WERE THE MAJOR BUYS AND SELLS FOR THE PERIOD AND WHY?

A. Two notable new holdings included Saipem (Energy - Italy) and Potash (Materials - Canada). Both stocks were trading at attractive valuations according to our investment criteria and in the case of Saipem we believed that the company would continue to benefit from the increased spending companies will need to make in the energy sector after years of neglect. Potash Corp (Canada) supplies fertilizers to the agricultural markets. In an era of rising populations and increasing spending on food, this company represents an increasingly important cog in the global demographic wheel.

    Two stocks that we eliminated during the period were BMW (Autos - Germany) and Alcan (Materials - Canada). In the case of Alcan, although aluminium prices were buoyant, the high costs of energy and the strong Canadian Dollar outweighed the sales growth and negatively impacted the stock.

International Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2006.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


OCTOBER 1, 2005 - MARCH 31, 2006
-----------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
-----------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
-----------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                           1,183.16                             3.01

     Service Class                   1,000.00                           1,181.07                             4.34
-----------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-----------------------------------------------------------------------------------------------------------------------------

     Investment Class                1,000.00                           1,021.89                             2.83

     Service Class                   1,000.00                           1,020.67                             4.09
-----------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.56% FOR INVESTMENT CLASS AND 0.81% FOR SERVICE CLASS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 (TO REFLECT THE SIX-MONTH PERIOD).
**   ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED MARCH 31, 2006 WERE AS
     FOLLOWS: 18.32% FOR INVESTMENT CLASS SHARES, AND 18.11% FOR SERVICE CLASS SHARES.

International Equity Fund                                            (unaudited)
--------------------------------------------------------------------------------


CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------


INVESTMENT CLASS SHARES
================================================================================



[Line chart omitted, plot points follows]



                   GE INSTITUTIONAL INTERNATIONAL EQUITY      MSCI EAFE INDEX
                   -------------------------------------      ---------------
11/25/97                       10,000.00                        10,000.00
9/98                           10,066.17                        10,031.47
9/99                           13,035.72                        13,136.61
9/00                           14,551.12                        13,554.35
9/01                           10,290.32                         9,665.57
9/02                            8,644.21                         8,164.62
9/03                           10,808.97                        10,288.10
9/04                           13,136.25                        12,559.81
9/05                           16,585.89                        15,799.58
3/06                           19,623.78                        17,989.49


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2006
--------------------------------------------------------------------------------

INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

                   SIX       ONE   FIVE     SINCE        ENDING VALUE OF A
                 MONTHS     YEAR   YEAR   INCEPTION    $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------

International
 Equity Fund       18.32%  31.10%  9.71%   8.41%             $19,624
--------------------------------------------------------------------------------

MSCI EAFE Index    13.86%  24.41%  9.59%   7.30%*            $17,989
================================================================================


SERVICE CLASS SHARES
================================================================================


[Line chart omitted, plot points follows]



                 GE INSTITUTIONAL INTERNATIONAL EQUITY     MSCI EAFE INDEX
                 -------------------------------------     ---------------
01/03/01                    10,000.00                        10,000.00
3/01                         8,821.46                         8,626.76
9/01                         7,343.89                         7,327.60
3/02                         8,180.19                         7,878.46
9/02                         6,144.04                         6,189.71
3/03                         5,908.57                         6,047.93
9/03                         7,667.61                         7,799.55
3/04                         9,231.93                         9,527.81
9/04                         9,295.78                         9,521.76
3/05                        10,581.21                        10,962.29
9/05                        11,716.89                        11,977.88
3/06                        13,838.51                        13,638.08



AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2006
--------------------------------------------------------------------------------

SERVICE CLASS SHARES
--------------------------------------------------------------------------------

                    SIX       ONE   FIVE     SINCE        ENDING VALUE OF A
                  MONTHS     YEAR   YEAR   INCEPTION    $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------

International
 Equity Fund      18.11%   30.78%  9.42%    6.39%            $13,839
--------------------------------------------------------------------------------

MSCI EAFE Index    13.86%  24.41%  9.59%    6.09%*           $13,638
================================================================================


INVESTMENT PROFILE
A mutual fund designed for investors who seek long-term growth of capital by investing at least 80% of its net assets in equity securities under normal market conditions. The Fund invests primarily in companies in developed and developing countries outside the United States.



REGIONAL ALLOCATION AS OF MARCH 31, 2006
================================================================================

Portfolio Composition as a % of the Market Value of $1,455,325
(in thousands) as of March 31, 2006



[Pie chart omitted plot points follows]

Continental Europe 48.7%

Short-Term 20.1%

Japan 16.6%

Other Region 11.4%

Pacific Rim (Excluding Japan) 3.2%



TEN LARGEST HOLDINGS AS OF MARCH 31, 2006
as a % of Market Value
================================================================================
 BHP Billiton PLC                                        2.33%
--------------------------------------------------------------------------------
 Nomura Holdings, Inc.                                   2.18%
--------------------------------------------------------------------------------
 Roche Holding AG                                        1.68%
--------------------------------------------------------------------------------
 Cia Vale do Rio Doce ADR                                1.67%
--------------------------------------------------------------------------------
 GlaxoSmithKline PLC                                     1.65%
--------------------------------------------------------------------------------
 Saipem S.p.A.                                           1.60%
--------------------------------------------------------------------------------
 Mitsubishi UFJ Financial Group, Inc.                    1.60%
--------------------------------------------------------------------------------
 Nokia OYJ                                               1.58%
--------------------------------------------------------------------------------
 Total S.A.                                              1.58%
--------------------------------------------------------------------------------
 BNP Paribas                                             1.57%
================================================================================



* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST TO THE FUND'S INCEPTION DATE.

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 72 FOR FURTHER INFORMATION.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

INTERNATIONAL EQUITY FUND


Schedule of Investments                               March 31, 2006 (unaudited)
--------------------------------------------------------------------------------

                           INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

                                              NUMBER
                                           OF SHARES             VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 96.3%+
--------------------------------------------------------------------------------

ARGENTINA -- 0.6%

Tenaris S.A. ADR .......................      43,211      $  7,806,931 (j)

BRAZIL -- 3.3%

Cia Vale do Rio Doce ADR ...............     502,202        24,371,863
Petroleo Brasileiro S.A. ADR ...........     199,299        15,914,025 (a,j)
                                                            40,285,888

CANADA -- 2.5%

Canadian National Railway Co. ..........     271,131        12,299,205 (j)
EnCana Corp. ...........................      78,005         3,644,156
Nortel Networks Corp. ..................     665,593         2,036,831 (a,j)
Potash Corp of Saskatchewan ............     131,123        11,554,478 (j)
                                                            29,534,670

CHINA -- 0.7%

China Petroleum &
   Chemical Corp. ......................  13,904,000         8,063,042

DENMARK -- 0.5%

Group 4 Securicor PLC ..................   1,805,521         6,002,251

EGYPT -- 0.5%

Orascom Construction Industries ........     156,714         6,434,887

FINLAND -- 1.9%

Nokia OYJ ..............................   1,112,629        22,997,327 (j)

FRANCE -- 10.1%

Accor S.A ..............................      19,265         1,109,025 (j)
AXA S.A ................................     332,811        11,663,673 (j)
BNP Paribas ............................     246,013        22,819,669 (h,j)
BNP Paribas ............................      24,202         2,168,735 (a)
Carrefour S.A ..........................      88,792         4,717,126 (j)
Credit Agricole S.A ....................     334,627        13,002,906 (j)
France Telecom S.A .....................     104,264         2,341,809 (j)
Lagardere S.C.A. (Regd.) ...............      40,304         3,143,476 (j)
LVMH Moet Hennessy
   Louis Vuitton S.A ...................      92,578         9,063,490 (j)
Renault S.A ............................      20,918         2,221,296 (j)
Sanofi-Aventis .........................      92,771         8,812,944 (j)
Total S.A ..............................      87,087        22,943,036 (h,j)
Veolia Environnement ...................     324,848        18,016,448 (j)
                                                           122,023,633


--------------------------------------------------------------------------------
                                              NUMBER
                                           OF SHARES             VALUE
--------------------------------------------------------------------------------

GERMANY -- 5.3%

Allianz AG (Regd.) .....................      63,064      $ 10,514,940 (j)
BASF AG ................................     106,415         8,331,942 (j)
E.ON AG ................................     174,080        19,130,295 (h,j)
Linde AG ...............................      85,409         7,405,578 (j)
Siemens AG (Regd.) .....................     197,405        18,404,056
                                                            63,786,811

HONG KONG -- 1.5%

Hongkong Land Holdings Ltd. ............   1,391,992         5,178,210
Jardine Matheson Holdings Ltd. .........     272,031         5,005,370
Sun Hung Kai Properties
   Ltd. (REIT) .........................     799,035         8,108,920 (j)
                                                            18,292,500

INDIA -- 0.5%

ICICI Bank Ltd. ........................     455,460         6,011,990
ICICI Bank Ltd. ADR ....................      14,427           399,339 (j)
                                                             6,411,329

ITALY -- 5.8%

Banca Intesa S.p.A .....................   1,764,333        10,526,078 (j)
Ente Nazionale Idrocarburi S.p.A .......     480,931        13,665,326 (j)
Saipem S.p.A ...........................   1,009,064        23,311,153
Telecom Italia S.p.A ...................     260,036           691,515 (j)
UniCredito Italiano S.p.A ..............   3,032,592        21,890,897 (j)
                                                            70,084,969

JAPAN -- 20.0%

Acom Co. Ltd. ..........................      78,163         4,577,560 (j)
Asahi Glass Co. Ltd. ...................     883,035        13,164,324 (j)
Bank of Yokohama Ltd. ..................   1,023,768         8,364,373 (j)
Chiyoda Corp. ..........................     636,427        14,779,303 (j)
East Japan Railway Co. .................         899         6,644,021
Hoya Corp. .............................     320,800        12,914,654
Komatsu Ltd. ...........................     568,734        10,821,322 (j)
Kubota Corp. ...........................     509,000         5,478,685 (j)
Mitsubishi Estate Co. Ltd. (REIT) ......     870,857        20,592,347 (j)
Mitsubishi Heavy Industries Ltd. .......     497,000         2,358,844 (j)
Mitsubishi UFJ Financial
   Group, Inc. .........................       1,526        23,279,939
Mitsui Sumitomo
   Insurance Co. Ltd. ..................   1,304,000        17,693,906
Nidec Corp. ............................     161,908        13,255,626 (j)
Nomura Holdings, Inc. ..................   1,424,488        31,691,508
Sekisui Chemical Company Ltd. ..........     518,000         4,377,032 (j)
Seven & I Holdings Co. Ltd. ............     247,000         9,755,234
SMC Corp. ..............................      46,858         7,283,462 (j)
Toray Industries Inc. ..................   1,523,992        12,451,295 (j)
Toyota Motor Corp. .....................     402,067        21,911,101 (j)
                                                           241,394,536


See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.

INTERNATIONAL EQUITY FUND


Schedule of Investments                               March 31, 2006 (unaudited)
--------------------------------------------------------------------------------

                                              NUMBER
                                           OF SHARES             VALUE
--------------------------------------------------------------------------------


MALAYSIA -- 0.4%

Malaysia International
   Shipping Corp. BHD ..................   1,824,920    $    4,657,557

MEXICO -- 1.0%

America Movil S.A
   de C.V. ADR (Series L) ..............     338,575        11,599,580

NETHERLANDS -- 2.7%

ING Groep N.V ..........................     317,945        12,543,211 (j)
Koninklijke Philips Electronics N.V ....     583,184        19,683,088 (j)
                                                            32,226,299

NORWAY -- 2.4%

Stolt Offshore S.A .....................   1,275,301        20,015,085 (a)
Telenor ASA ............................     855,228         9,187,102
                                                            29,202,187

RUSSIA -- 0.8%

LUKOIL ADR .............................      47,417         3,945,094 (b)
LUKOIL ADR .............................      60,615         5,055,291
                                                             9,000,385

SINGAPORE -- 2.3%

CapitaLand Ltd. ........................   3,962,000        11,850,620
Singapore Telecommunications Ltd. ......   9,732,156        15,938,086
                                                            27,788,706

SOUTH KOREA -- 2.4%

Kookmin Bank ...........................     193,505        16,708,763
Samsung Electronics Co. Ltd. ...........      19,430        12,598,055
                                                            29,306,818

SPAIN -- 2.1%

Banco Santander Central
   Hispano S.A. (Regd.) ................   1,171,073        17,076,943 (j)
Telefonica S.A .........................     494,735         7,753,210 (h)
Telefonica S.A. ADR ....................       3,258           153,028
                                                            24,983,181

SWEDEN -- 2.2%

Sandvik AB .............................     290,905        17,188,467 (j)
Telefonaktiebolaget LM Ericsson ........   2,531,918         9,616,071 (j)
                                                            26,804,538

SWITZERLAND -- 9.4%

ABB Ltd. (Regd.) .......................   1,279,892        16,110,666 (a)
Adecco S.A. (Regd.) ....................     107,199         5,975,779
Credit Suisse Group (Regd.) ............     324,474        18,162,202 (h)


                                              NUMBER
                                           OF SHARES             VALUE
--------------------------------------------------------------------------------

Holcim Ltd. (Regd.) ....................      99,803    $    7,927,116
Nestle S.A. (Regd.) ....................      72,030        21,330,382 (h)
Novartis AG (Regd.) ....................     243,065        13,484,495
Roche Holding AG .......................     164,222        24,391,086
Swiss Reinsurance ......................      89,187         6,217,191
                                                           113,598,917

TAIWAN -- 1.1%

Taiwan Semiconductor
   Manufacturing Co. Ltd. ..............   6,727,705        13,308,642

UNITED KINGDOM -- 16.3%

BG Group PLC ...........................     807,323        10,075,469
BHP Billiton PLC .......................   1,857,310        33,875,117 (h)
Brambles Industries PLC ................     698,357         5,217,830 (h)
Diageo PLC .............................     967,515        15,212,922
GlaxoSmithKline PLC ....................     921,242        24,049,019 (h)
Group 4 Securicor PLC ..................   1,757,824         5,770,300
Kingfisher PLC .........................     376,353         1,563,465
Lloyds TSB Group PLC ...................   1,174,084        11,210,981
National Grid PLC ......................     167,248         1,660,824
Prudential PLC .........................   1,105,371        12,798,128
Reed Elsevier PLC ......................     717,844         6,873,157 (h)
Rio Tinto PLC (Regd.) ..................     306,715        15,545,416
Royal Bank of Scotland
   Group PLC ...........................     546,925        17,768,578
Smith & Nephew PLC .....................     518,601         4,596,649 (h)
Smiths Group PLC .......................     524,503         8,943,111 (h)
Tesco PLC ..............................   2,069,578        11,846,304 (h)
Vodafone Group PLC .....................   3,882,801         8,115,575 (h)
Wolseley PLC ...........................      68,915         1,690,248
                                                           196,813,093

TOTAL INVESTMENTS IN SECURITIES
   (COST $906,842,416) .................                 1,162,408,677


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 24.2%
--------------------------------------------------------------------------------


SHORT-TERM INVESTMENTS -- 2.0%

GEI Short Term Investment Fund
4.87% ..................................  24,367,195        24,367,195 (d,l)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 22.2%

State Street Navigator Securities
   Lending Prime Portfolio
4.76% .................................. 268,549,304       268,549,304 (d,e)

TOTAL SHORT-TERM INVESTMENTS
   (COST $292,916,499) .................                   292,916,499


TOTAL INVESTMENTS
   (COST $1,199,758,915) ...............                 1,455,325,176



See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.

INTERNATIONAL EQUITY FUND


Schedule of Investments                               March 31, 2006 (unaudited)
--------------------------------------------------------------------------------

                                                                 VALUE
--------------------------------------------------------------------------------

LIABILITIES IN EXCESS OF OTHER
   ASSETS -- (20.5)% ...................                $ (247,634,446)
                                                        --------------

NET ASSETS -- 100.0% ...................                $1,207,690,730
                                                        ==============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The GE Institutional International Equity had the following long futures contracts open at March 31, 2006 (unaudited):

                               NUMBER     CURRENT
                 EXPIRATION      OF       NOTIONAL    UNREALIZED
DESCRIPTION         DATE      CONTRACTS    VALUE     APPRECIATION
--------------------------------------------------------------------------------

DJ EURO Stoxx
  50 Index
  Futures         June 2006     142      $6,523,094   $28,250
FTSE 100
  Index Futures   June 2006      31       3,210,134       295
TOPIX Index
  Futures         June 2006      20       2,928,214    19,663
                                                      -------
                                                      $48,208
                                                      =======


The GE Institutional International Equity was invested in the following sectors at March 31, 2006 (unaudited):

                                        PERCENTAGE (BASED ON
SECTORS                                     MARKET VALUE)
--------------------------------------------------------------------------------

Financials                                      23.90%
Short-Term                                      20.13%
Industrials                                     11.62%
Energy                                           9.24%
Materials                                        8.35%
Information Technology                           5.95%
Healthcare                                       5.18%
Consumer Discretionary                           4.81%
Consumer Staples                                 4.32%
Telecommunication Services                       3.83%
Utilities                                        2.67%
                                              -------
                                               100.00%
                                              =======


See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.

Premier Growth Equity Fund
--------------------------------------------------------------------------------



THE PREMIER GROWTH EQUITY FUND IS MANAGED BY DAVID B. CARLSON. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 105.


Q. HOW DID THE GE INSTITUTIONAL PREMIER GROWTH EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2006?

A. For the six-month period ended March 31, 2006, the GE Institutional Premier Growth Equity Fund returned 5.47% for Investment Class shares and 5.34% for Service Class shares. The S&P 500 Index, the Fund's benchmark, returned 6.39% and the Fund's Lipper peer group of 712 Large-Cap Growth Funds returned an average of 6.35% for the same period.


Q.  WHAT MARKET CONDITIONS IMPACTED THE FUND'S PERFORMANCE?

A. As of March 31, 2006, the S&P 500 was up for the fifth consecutive month. While uncertainty about inflation, the future path of Fed rate tightenings and economic growth in the year ahead restrained the markets in the early part of the period, the markets burst forth into 2006 with the strongest first-quarter S&P 500 performance since 1999. Solid corporate earnings, continued economic strength and moderate inflation fueled the markets. In this environment, each S&P 500 sector -- except utilities -- advanced. Large-cap, high quality stocks continued to lag the broad market and smaller cap companies.

    During the past six months, the Federal Reserve continued to raise short rates at a measured pace, to counteract the inflationary effects of high energy and commodity costs. Dr. Benjamin Bernanke took the helm as the new Fed chairman during this time, and pushed the targeted Fed funds rate to 4.75% by March 31st. Speculation that the Fed's tightening cycle might end soon also contributed to market strength during the period.


Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. During the six-month period ending March 31, 2006, the largest detractors from our performance were the consumer discretionary, health care, and telecommunication services sectors. In the consumer discretionary sector, media names Liberty Global (-23%) and Comcast (-9%) and cruise giant Carnival (-4%) hurt the Fund's performance. The media and cable operators owned in the portfolio continued to be out of favor with investors despite posting solid fundamentals during the quarter and offering attractive valuations. Carnival declined due to the impact of higher fuel costs, the effects of a fire aboard one of its ships, and the fear that a weakening consumer could impact cruise bookings as we move into late 2006 and 2007. Within the healthcare sector, biotechnology company Amgen (-9%) and cardiac device maker Medtronic (-5%) declined during the period, detracting from performance. Health care service provider Lincare (-5%) and diversified health care company, Johnson & Johnson (-5%) also fell during the period. Vodafone (-18%), our sole holding in the telecom services sector, detracted from performance. The shares declined in the late 2005 and early 2006 due to lagging performance in the company's Japanese wireless unit and competitive pressures in its European wireless division. The stock began to recover during March as it announced the sale of its Japan wireless business for $15.4B and



[PHOTO OMITTED]



PICTURED TO THE LEFT:
DAVID B. CARLSON

--------------------------------------------------------------------------------
                                                                             Q&A


    declared a special dividend for investors, and as investors speculated that the company might sell its stake in Verizon Wireless.

    Security selection within the energy, information technology, and materials sectors all positively impacted Fund performance. Energy and utilities were the two worst performing sectors in the S&P 500 during the period, returning +1% and -7% respectively. Fund holdings in Schlumberger (+51%) and Baker Hughes (+13%) both outperformed the benchmark sector return and added to performance. Information technology, the largest sector weight in the strategy, outperformed the benchmark sector. Strength in a number of holdings including Intuit (+19%), First Data (+17%), Molex (+16%) and Paychex (+13%) offset lagging performance from Dell (-13%) and eBay (-5%). Our sole holding in materials, Monsanto (+36%) continued to rally. The company is experiencing strong demand for its biotechnology seed traits and has provided investors with a favorable outlook for growth in 2006 and beyond. The Fund's avoidance of the utilities and consumer staples sectors added to performance during the period as these sectors lagged the overall index return. Our investment process has historically led us to underweight utilities and consumer staples, as many of the companies do not possess the investment criteria required for inclusion in the portfolio.


Q.  WERE THERE ANY SIGNIFICANT CHANGES TO THE FUND DURING THE PERIOD?

A. The Fund held 34 high quality growth companies at the end of the period. During the period there were no significant changes to the Fund's composition or positioning. In the fourth quarter of 2005, we eliminated our position in IAC/InterActiveCorp and initiated a position in Linear Technology, a maker of linear integrated circuits used in a variety of electronic devices. In early 2006, the elimination of Intel was based on a disappointing fourth quarter earnings report, increased competition from AMD, and the possibility of slowing personal computer unit growth in 2006. In addition, within the energy sector, we eliminated our position in Baker Hughes in favor of Transocean. The transaction was based on more favorable valuation and business fundamentals. Portfolio turnover for the period ran 25-30%, slightly higher than the historical range for the Fund, but low by industry standards.

    The philosophy of the Premier Growth Equity strategy remains unchanged, despite the challenging environment for growth investors. We continue to focus on fundamental, bottom-up stock selection to identify high-quality companies that have the ability to produce double-digit earnings growth for the foreseeable future. We believe that the aggregate portfolio is well positioned for the rest of 2006 and beyond.

Premier Growth Equity Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2006.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.


OCTOBER 1, 2005 - MARCH 31, 2006
-----------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
-----------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
-----------------------------------------------------------------------------------------------------------------------------

     Investment Class                1,000.00                           1,054.68                             1.89

     Service Class                   1,000.00                           1,053.36                             3.18
-----------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-----------------------------------------------------------------------------------------------------------------------------

     Investment Class                1,000.00                           1,022.83                             1.86

     Service Class                   1,000.00                           1,021.61                             3.12
-----------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.37% FOR INVESTMENT CLASS AND 0.62% FOR SERVICE CLASS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 (TO REFLECT THE SIX-MONTH PERIOD).
**   ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED MARCH 31, 2006 WERE AS
     FOLLOWS: 5.47% FOR INVESTMENT CLASS SHARES, AND 5.34% FOR SERVICE CLASS SHARES.

Premier Growth Equity Fund                                           (unaudited)
--------------------------------------------------------------------------------


CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------


INVESTMENT CLASS SHARES
================================================================================



[Line chart omitted, plot points follows]



                GE INSTITUTIONAL PREMIER GROWTH EQUITY     S&P 500 INDEX
                --------------------------------------     -------------
10/29/99                    10,000.00                        10,000.00
3/00                        12,103.05                        11,069.14
9/00                        11,462.36                        10,647.30
3/01                        10,050.64                         8,650.25
9/01                         8,759.44                         7,808.89
3/02                        10,258.26                         8,668.03
9/02                         7,405.86                         6,208.85
3/03                         7,782.05                         6,522.01
9/03                         9,384.24                         7,726.29
3/04                        10,304.04                         8,813.98
9/04                        10,021.89                         8,798.16
3/05                        10,546.71                         9,403.77
9/05                        11,020.84                         9,876.06
3/06                        11,623.45                        10,506.80



AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2006
--------------------------------------------------------------------------------

INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

                   SIX      ONE    FIVE     SINCE          ENDING VALUE OF A
                 MONTHS    YEAR    YEAR   INCEPTION     $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------

Premier Growth
 Equity Fund       5.47%  10.21%   2.95%    2.37%             $11,623
--------------------------------------------------------------------------------

S&P 500 Index      6.39%  11.73%   3.97%    0.77%*            $10,507
================================================================================



SERVICE CLASS SHARES
================================================================================



[Line chart omitted, plot points follows]



                GE INSTITUTIONAL PREMIER GROWTH EQUITY      S&P 500 INDEX
                --------------------------------------      -------------
01/03/01                    10,000.00                        10,000.00
3/01                         9,400.97                         8,815.97
9/01                         8,173.91                         7,958.49
3/02                         9,564.32                         8,834.09
9/02                         6,892.50                         6,327.80
3/03                         7,234.48                         6,646.95
9/03                         8,716.24                         7,874.30
3/04                         9,561.82                         8,982.83
9/04                         9,290.01                         8,966.71
3/05                         9,754.97                         9,583.92
9/05                        10,185.05                        10,065.26
3/06                        10,728.57                        10,708.07



AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2006
--------------------------------------------------------------------------------

SERVICE CLASS SHARES
--------------------------------------------------------------------------------

                   SIX      ONE    FIVE     SINCE          ENDING VALUE OF A
                 MONTHS    YEAR    YEAR   INCEPTION     $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------

Premier Growth
 Equity Fund     5.34%    9.98%   2.68%    1.35%             $10,729
--------------------------------------------------------------------------------

S&P 500 Index    6.39 %  11.73%   3.97%    1.31%*            $10,708
================================================================================


INVESTMENT PROFILE
A mutual fund designed for investors who seek long-term growth of capital and future income by investing at least 80% of its net assets in equity securities under normal market conditions. The Fund invests primarily in a limited number of large- and medium-sized companies that the portfolio manager believes have above-average growth histories and/or growth potential. In recent periods, the Fund has tended to emphasize larger companies.


SECTOR ALLOCATION AS OF MARCH 31, 2006
================================================================================

Portfolio Composition as a % of the Market Value of $625,774
(in thousands) as of March 31, 2006



[Pie chart omitted plot points follows]


Information Technology 31.5%

Healthcare 18.4%

Consumer Discretionary 17.8%

Financials 12.2%

Energy 6.6%

Short-term 5.1%

Industrials 4.2%

Materials 3.2%

Telecommunication Services 1.0%


TEN LARGEST HOLDINGS AS OF MARCH 31, 2006
as a % of Market Value
================================================================================
Intuit Inc.                                             4.27%
--------------------------------------------------------------------------------
Dover Corp.                                             4.20%
--------------------------------------------------------------------------------
First Data Corp.                                        4.17%
--------------------------------------------------------------------------------
Schlumberger Ltd.                                       4.13%
--------------------------------------------------------------------------------
State Street Corp.                                      4.06%
--------------------------------------------------------------------------------
Microsoft Corp.                                         3.78%
--------------------------------------------------------------------------------
Molex Inc. (Class A)                                    3.52%
--------------------------------------------------------------------------------
SLM Corp.                                               3.44%
--------------------------------------------------------------------------------
Amgen, Inc.                                             3.43%
--------------------------------------------------------------------------------
The Home Depot, Inc.                                    3.34%
================================================================================


* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST TO THE FUND'S INCEPTION DATE.

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 72 FOR FURTHER INFORMATION.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PREMIER GROWTH EQUITY FUND


Schedule of Investments                               March 31, 2006 (unaudited)
--------------------------------------------------------------------------------

                           PREMIER GROWTH EQUITY FUND

--------------------------------------------------------------------------------

                                              NUMBER
                                           OF SHARES             VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 96.7%+
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 18.2%

Bed Bath & Beyond, Inc. ................     465,246      $ 17,865,446 (a)
Carnival Corp. .........................     438,160        20,755,639 (j)
Comcast Corp. (Class A) ................     576,778        15,065,441 (a)
Liberty Global Inc. (Series C) .........     992,631        19,604,462 (a,j)
Liberty Media Corp. (Series A) .........   2,135,035        17,528,637 (a)
The Home Depot, Inc. ...................     493,926        20,893,070
                                                           111,712,695

ENERGY -- 6.7%

Schlumberger Ltd. ......................    203,944         25,813,192
Transocean Inc. ........................    192,790         15,481,037 (a)
                                                            41,294,229

FINANCIALS -- 12.4%

AFLAC Incorporated .....................     430,194        19,414,655 (h)
Federal National Mortgage Assoc ........     191,197         9,827,526 (j)
SLM Corp. ..............................     414,261        21,516,716
State Street Corp. .....................     420,634        25,418,913 (e)
                                                            76,177,810

HEALTHCARE -- 18.7%

Amgen, Inc. ............................     294,762        21,443,936 (a,h)
Johnson & Johnson ......................     342,562        20,286,522
LIncare Holdings Inc. ..................     285,202        11,111,470 (a,j)
Medtronic Inc. .........................     334,595        16,980,696
Pfizer Inc. ............................     621,391        15,485,064
UnitedHealth Group Incorporated ........     299,542        16,732,416
Zimmer Holdings, Inc. ..................     191,197        12,924,917 (a)
                                                           114,965,021

INDUSTRIALS -- 4.3%

Dover Corp. ............................     541,725        26,306,166

INFORMATION TECHNOLOGY -- 32.1%

Analog Devices, Inc. ...................     382,394        14,641,866
Cisco Systems, Inc. ....................     812,588        17,608,782 (a)
Dell, Inc. .............................     462,060        13,750,906 (a)
eBay, Inc. .............................     331,408        12,944,797 (a)
First Data Corp. .......................     557,658        26,109,548
Intuit Inc. ............................     501,893        26,695,689 (a,j)
Linear Technology Corp. ................     286,796        10,060,804
Microsoft Corp. ........................     868,354        23,627,912
Molex Inc. (Class A) ...................     740,889        22,019,221 (j)


                                              NUMBER
                                           OF SHARES             VALUE
--------------------------------------------------------------------------------

Paychex, Inc. ..........................     175,264      $  7,301,498
QUALCOMM, Inc. .........................     211,910        10,724,765
Yahoo! Inc. ............................     358,496        11,565,081 (a)
                                                           197,050,869

MATERIALS -- 3.3%

Monsanto Co. ...........................     238,996        20,254,911

TELECOMMUNICATION SERVICES -- 1.0%

Vodafone Group PLC ADR .................     305,916         6,393,644 (j)

TOTAL INVESTMENTS IN SECURITIES
   (COST $541,245,888) .................                   594,155,345


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.1%
--------------------------------------------------------------------------------


SHORT-TERM INVESTMENTS -- 3.3%

GEI Short Term Investment Fund
4.87% ..................................  20,497,213        20,497,213 (d,l)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 1.8%

State Street Navigator Securities
   Lending Prime Portfolio
4.76% ..................................  11,121,408        11,121,408 (d,e)

TOTAL SHORT-TERM INVESTMENTS
   (COST $31,618,621) ..................                    31,618,621


TOTAL INVESTMENTS
   (COST $572,864,509) .................                   625,773,966


LIABILITIES IN EXCESS OF OTHER
   ASSETS, NET -- (1.8)% ...............                   (11,383,047)
                                                          ------------


NET ASSETS -- 100.0% ...................                  $614,390,919
                                                          ============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------


The GE Institutional Premier Growth Equity had the following short futures contracts open at March 31, 2006 (unaudited):

                                 NUMBER       CURRENT
                 EXPIRATION        OF        NOTIONAL      UNREALIZED
DESCRIPTION         DATE        CONTRACTS      VALUE      APPRECIATION
--------------------------------------------------------------------------------

S&P 500 Index
  Futures         June 2006        7      $(2,280,775)    $10,548


See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.

Strategic Investment Fund                                                    Q&A
--------------------------------------------------------------------------------


THE STRATEGIC INVESTMENT FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES CHRISTOPHER D. BROWN, PAUL M. COLONNA, RALPH R. LAYMAN, JUDITH A. STUDER AND DIANE M. WEHNER. THE TEAM IS LED BY MS. STUDER WHO, AS A LEAD MEMBER OF THE TACTICAL ASSET ALLOCATION COMMITTEE, IS VESTED WITH OVERSIGHT AUTHORITY FOR DETERMINING ASSET ALLOCATIONS FOR THE FUND.


EACH OF THE FOREGOING PORTFOLIO MANAGERS IS RESPONSIBLE FOR MANAGING ONE OF THREE SUB-PORTFOLIOS: U.S. EQUITY, INTERNATIONAL EQUITY AND FIXED INCOME. MR. BROWN MANAGES THE U.S. EQUITY PORTION, MR. LAYMAN AND MS. STUDER MANAGE THE INTERNATIONAL EQUITY PORTION AND MR. COLONNA MANAGES THE FIXED INCOME PORTION, EACH WITH A TEAM OF PORTFOLIO MANAGERS AND ANALYSTS. THE SUB-PORTFOLIOS UNDERLYING THE FUND ARE MANAGED INDEPENDENTLY OF EACH OTHER AND THE PORTFOLIO MANAGERS HAVE FULL DISCRETION OVER THEIR PARTICULAR SUB-PORTFOLIO; HOWEVER, THE PORTFOLIO MANAGEMENT TEAM IS COLLABORATIVE TO ENSURE STRICT ADHERENCE TO THE FUND'S OBJECTIVES. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 105.


Q. HOW DID THE GE INSTITUTIONAL STRATEGIC INVESTMENT FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2006?

A. For the six-month period ended March 31, 2006, the GE Institutional Strategic Investment Fund returned 7.38% for Investment Class shares and 7.23% for Service Class shares. The Fund's broad based benchmarks, S&P 500 Index and the Lehman Brothers Aggregate Bond Index, returned 6.39% and -0.06%, respectively. The Fund's Lipper peer group of 429 Flexible Portfolio Funds returned an average of 5.61% for the same period.


Q. WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE AND WHAT MARKET CONDITIONS IMPACTED THE PERFORMANCE OF THE FUND?

A. As of March 31, 2006, the S&P 500 was up for the fifth consecutive month. While uncertainty about inflation, the future path of Fed rate tightenings and economic growth in the year ahead restrained the markets in the early part of the period, the markets burst forth into 2006 with the strongest first-quarter S&P 500 performance since 1999. Solid corporate earnings, continued economic strength and moderate inflation, fueled the markets. In this environment, each S&P 500 sector -- except utilities -- advanced. Large-cap, high quality stocks continued to lag the broad market and smaller cap companies.

    During the past six months, the Federal Reserve continued to raise short rates at a measured pace, to counteract the inflationary effects of high energy and commodity costs. Dr. Benjamin Bernanke took the helm as the new Fed chairman during this time, and pushed the targeted Fed funds rate to 4.75% by March 31st. Speculation that the Fed's tightening cycle might end soon also contributed to market strength during the period.



[PHOTO OMITTED]



PICTURED TO THE RIGHT:
JUDITH A. STUDER

Strategic Investment Fund
--------------------------------------------------------------------------------


    The primary detractor from the Fund's U.S. Equity allocation performance was the consumer discretionary sector; positions in leisure company Carnival (-4%) and media holdings Comcast (-9%) and Liberty Global (-23%) detracted the most from portfolio performance. Carnival declined due to the impact of higher fuel costs, the effects of a fire aboard one of its ships, and weak bookings in their Caribbean cruises. Vodafone (-18%), our main holding in the telecom services sector, detracted from performance. The shares declined in late 2005 and early 2006 due to lagging performance in the company's Japanese wireless unit and competitive pressures in its European wireless division. The stock recovered some of this decline during March as it announced the sale of the Japan wireless business for $15.4B and declared a special dividend for investors, and as investors speculated the company might sell its stake in Verizon Wireless. Health care was another area that hurt performance during the period. Biotechnology Company Amgen (-9%), healthcare service provider Lincare (-5%) and diversified health care company, Johnson & Johnson (-5%) fell during the period detracting from the Fund's performance.

    Security selections within the energy and information technology sectors were the main contributors to the Fund's performance during the period. Energy holding Schlumberger (+51%) was the main contributor to performance in this sector, driven by strong results and upward revisions to their 2006 outlook. Within information technology strong returns from Molex (+16%), Intuit (+19%), and First Data (+17%) added significantly to the Fund's performance. We continue to underweight the utilities sector, a decision that positively impacted the Fund's performance during the period.

    During the first quarter of 2006, the Fund modified the composition of its U.S. Equity allocation. The portfolio managers have decided to incorporate mid-cap securities into the Fund, and during the first quarter increased exposure to this area by 7%. The portfolio managers, following a process established by GE Asset Management's Asset Allocation Committee to diversify holdings across asset classes, make decisions on the Fund's asset allocation. The Fund adjusts its weightings among assets classes based on their relative attractiveness.

    In the international equity markets, Stock selection within Japan, Emerging Markets and Europe has benefited performance over the past six months. An important contribution has come from Japan, which appears to be emerging from the deflationary environment of the last few years. The Japanese unemployment rate is at a seven-year low and economic growth has picked up, with signs that the consumers are starting to spend again. In Europe, a flurry of M&A activity, particularly in the first quarter of 2006, has served as a catalyst for the financial markets. Emerging Markets are still attracting new capital as companies continue to benefit from healthy global growth.

    Several geopolitical events currently unfolding throughout the world demand our attention. The steps that Iran has taken toward its uranium enrichment program have been particularly troubling. On the other side of the globe, in Latin America, many presidential elections, indicating a shift to the Left, have been taking place with the potential to impact the global markets. Finally, avian flu has been quietly spreading around the world, though it has yet to affect humans in a material way.

    In the fixed income markets, the US Treasury yield curve continued in what bond investors call a "bear flattening" trend over the course of the last two quarters, "bear" referring to an increase in rates and "flattening" referring to the yield spread between short and long rates narrowing. The Federal Reserve raised its target for fed funds four times in 25 basis point increments to 4.75%, thrice under chairman Alan Greenspan who departed on January 31st after 18+ years at the helm, and once under the new leadership of Dr. Benjamin Bernanke. The fixed income markets took the four moves in stride as all were expected. In reaction to fed action, the yields on 3-month treasury bills and 2-year treasury notes rose 106 and 65 basis points to 4.6% and 4.82%

--------------------------------------------------------------------------------
                                                                             Q&A


    respectively, reflecting investor sentiment favoring further rate hikes. Long-term yields were little changed at the end of 2005 from the start of the fourth quarter as economic growth cooled, inflation stayed moderate and foreign demand was healthy. First quarter growth appears to have rebounded nicely and inflation pressures remain present, which has increased expectations for further rate hikes. Subsequently, yields on 10-year notes and 30-year bonds moved higher, finishing March at 4.85% and 4.89%, up 52 and 32 basis points respectively for the last six months.

    In absolute terms, high yield and emerging market debt were the best performing sectors, both returning in excess of 3% for the six-months, supported by positive fundamentals and technical. U.S. high-grade credit and treasury sectors performed the worst, posting negative returns of -0.7 and -0.5%, respectively. In general, within high-grade securities, BBB and A rated issues underperformed AA and AAA securities.

    The key drivers to portfolio performance over the last six-months were the allocation to high yield and emerging market debt sectors. These sectors both returned over 3% for the period compared to negative returns for the benchmark. Also contributing positively to relative return was yield curve positioning within the portfolio to take advantage of a flattening yield curve. This strategy proved correct particularly during the last three months of 2005 as the yield difference between 2-year and 10-year notes narrowed 17 basis points

Strategic Investment Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2006.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

OCTOBER 1, 2005 - MARCH 31, 2006

-----------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
-----------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
-----------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                           1,073.79                             1.78

     Service Class                   1,000.00                           1,072.27                             3.20

-----------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-----------------------------------------------------------------------------------------------------------------------------

     Investment Class                1,000.00                           1,022.94                             1.74

     Service Class                   1,000.00                           1,021.60                             3.13
-----------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.37% FOR INVESTMENT CLASS AND 0.60% FOR SERVICE CLASS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 (TO REFLECT THE SIX-MONTH PERIOD).
**   ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED MARCH 31, 2006 WERE AS
     FOLLOWS: 7.38% FOR INVESTMENT CLASS SHARES, AND 7.23% FOR SERVICE CLASS SHARES.

Strategic Investment Fund                                            (unaudited)
--------------------------------------------------------------------------------


CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------


INVESTMENT CLASS SHARES
================================================================================



[Line chart omitted, plot points follows]


                 GE INSTITUTIONAL STRATEGIC INVESTMENT     S&P 500 INDEX              LB AGGREGATE BOND INDEX
                 -------------------------------------     -------------              -----------------------
10/29/99                    10,000.00                        10,000.00                       10,000.00
3/00                        11,013.66                        11,069.14                       10,170.64
9/00                        11,023.71                        10,647.30                       10,659.73
3/01                        10,602.69                         8,650.25                       11,445.10
9/01                        10,094.71                         7,808.89                       12,040.47
3/02                        10,880.97                         8,668.03                       12,057.19
9/02                         9,304.65                         6,208.85                       13,075.52
3/03                         9,574.91                         6,522.01                       13,466.17
9/03                        10,914.06                         7,726.29                       13,782.88
3/04                        11,935.77                         8,813.98                       14,194.02
9/04                        11,800.40                         8,798.16                       14,289.82
3/05                        12,426.49                         9,403.77                       14,356.96
9/05                        12,901.32                         9,876.06                       14,689.23
3/06                        13,853.34                        10,506.80                       14,681.03


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2006
--------------------------------------------------------------------------------

INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

                       SIX     ONE      FIVE     SINCE      ENDING VALUE OF A
                     MONTHS    YEAR     YEAR   INCEPTION  $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------
Strategic
  Investment Fund     7.38%  11.48%   5.49%     5.21%           $13,853
--------------------------------------------------------------------------------
S&P 500 Index         6.39%  11.73%   3.97%     0.77%*          $10,507
--------------------------------------------------------------------------------
LB Aggregate Bond
   Index             -0.06%  2.26%   5.11%     6.17%*           $14,681
================================================================================



SERVICE CLASS SHARES
================================================================================


[Line chart omitted, plot points follows]

                 GE INSTITUTIONAL STRATEGIC INVESTMENT     S&P 500 INDEX              LB AGGREGATE BOND INDEX
                 -------------------------------------     -------------              -----------------------
09/30/05                    10,000.00                        10,000.00                       10,000.00
10/05                        9,901.26                         9,833.79                        9,920.89
11/05                       10,125.67                        10,205.91                        9,964.79
12/05                       10,263.42                        10,209.46                       10,059.48
1/06                        10,619.60                        10,479.79                       10,060.09
2/06                        10,600.85                        10,508.22                       10,093.45
3/06                        10,722.70                        10,638.65                        9,994.42


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2006
--------------------------------------------------------------------------------

SERVICE CLASS SHARES
--------------------------------------------------------------------------------

                       SIX     ONE      THREE    SINCE      ENDING VALUE OF A
                     MONTHS    YEAR     YEAR   INCEPTION  $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------
Strategic
  Investment Fund    7.23%      N/A     N/A     7.23%         $10,723
--------------------------------------------------------------------------------
S&P 500 Index        6.39%    11.73%  17.23%    6.39%*        $10,639
--------------------------------------------------------------------------------
LB Aggregate
  Bond Index        -0.06%     2.26%   2.92%   -0.06%*        $ 9,994
================================================================================


INVESTMENT PROFILE
A mutual fund designed for investors who seek to maximize total return by investing primarily in a combination of equity securities and investment grade debt securities.


SECTOR ALLOCATION AS OF MARCH 31, 2006
================================================================================
Portfolio Composition as a % of the Market Value of $333,661
(in thousands) as of March 31, 2006



[Pie chart omitted, plot points follows]



Domestic Equity 47.1%

Foreign Equity 21.4%

Bonds and Notes 19.0%

Short-term and Others 12.5%



TEN LARGEST HOLDINGS AS OF MARCH 31, 2006
as a % of Market Value
================================================================================
 U.S. Treasury Notes 4.50%, 02/15/09 - 02/15/16         4.71%
--------------------------------------------------------------------------------
Microsoft Corp.                                         1.80%
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                       1.75%
--------------------------------------------------------------------------------
First Data Corp.                                        1.70%
--------------------------------------------------------------------------------
 American International Group, Inc.                      1.39%
--------------------------------------------------------------------------------
 The Home Depot, Inc.                                    1.29%
--------------------------------------------------------------------------------
 Pfizer Inc.                                             1.26%
--------------------------------------------------------------------------------
 U.S. Treasury Notes 4.63%, 02/29/08 1.20%
--------------------------------------------------------------------------------
 Wyeth                                                   1.19%
--------------------------------------------------------------------------------
 Federal National Mortgage Assoc. 5.50%, TBA             1.12%
================================================================================



* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST TO THE FUND'S INCEPTION DATE.

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 72 FOR FURTHER INFORMATION.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

STRATEGIC INVESTMENT FUND


Schedule of Investments                               March 31, 2006 (unaudited)
--------------------------------------------------------------------------------

                           STRATEGIC INVESTMENT FUND

--------------------------------------------------------------------------------

                                              NUMBER
                                           OF SHARES             VALUE
--------------------------------------------------------------------------------

DOMESTIC EQUITY -- 49.5%+
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 7.5%

aQuantive, Inc. ........................       2,447      $     57,602 (a,j)
Bed Bath & Beyond, Inc. ................      29,768         1,143,091 (a)
Boyd Gaming Corp. ......................       2,376           118,657 (j)
Carnival Corp. .........................      60,323         2,857,501
CBS Corp. ..............................      33,511           803,594
Cheesecake Factory .....................       4,981           186,538 (a)
Comcast Corp. (Class A) ................     128,378         3,353,233 (a)
Federated Department Stores Inc. .......       2,199           160,527
Getty Images, Inc. .....................       2,788           208,765 (a)
Global Cash Access Holdings, Inc. ......       7,372           129,157 (a)
Liberty Global Inc. (Series C) .........      56,208         1,110,108 (a)
Liberty Global, Inc. (Series A) ........       4,834            98,952 (a)
Liberty Media Corp. (Series A) .........     405,511         3,329,245 (a)
Life Time Fitness, Inc. ................       1,956            91,639 (a)
Michaels Stores, Inc. ..................       7,439           279,558
Omnicom Group, Inc. ....................      22,353         1,860,887
Pulte Homes, Inc. ......................       4,114           158,060
Regal Entertainment
   Group (Class A) .....................       9,872           185,692 (j)
Starwood Hotels & Resorts
   Worldwide Inc. (Class B) (REIT) .....       2,520           170,680
Target Corp. ...........................      18,124           942,629
The E.W. Scripps Co. (Class A) .........       5,241           234,325
The Home Depot, Inc. ...................     101,796         4,305,971
Univision Communications Inc. ..........
   (Class A) ...........................       3,823           131,779 (a)
Viacom Inc. (Class B) ..................      28,244         1,095,867 (a)
Williams-Sonoma, Inc. ..................       5,088           215,731 (a)
                                                            23,229,788

CONSUMER STAPLES -- 4.1%

Alberto-Culver Company .................       4,708           208,235
Clorox Co. .............................      20,876         1,249,428
Colgate-Palmolive Co. ..................      61,428         3,507,539
Kroger Co. .............................       5,770           117,477 (a)
PepsiCo, Inc. ..........................      55,579         3,211,910
Sara Lee Corp. .........................      30,158           539,225
The Coca-Cola Co. ......................      82,161         3,440,081
The Hershey Company ....................       1,560            81,479
Weight Watchers
   International Inc. ..................       5,202           267,383
                                                            12,622,757

ENERGY -- 4.6%

Amerada Hess Corp. .....................       1,014           144,394
BJ Services Co. ........................       5,956           206,078
Dresser-Rand Group, Inc. ...............       7,187           178,597 (a)
EOG Resources, Inc. ....................      18,362         1,322,064


                                              NUMBER
                                           OF SHARES            VALUE
--------------------------------------------------------------------------------

Exxon Mobil Corp. ......................      95,755      $  5,827,649
GlobalSantaFe Corp. ....................       4,942           300,227
Halliburton Co. ........................      24,129         1,761,900
Murphy Oil Corp. .......................       1,288            64,168
Peabody Energy Corp. ...................       4,276           215,553
Schlumberger Ltd. ......................      28,697         3,632,179
Valero Energy Corp. ....................       4,016           240,077
Weatherford International Ltd. .........       5,736           262,422 (a)
                                                            14,155,308

FINANCIALS -- 8.2%

Affiliated Managers Group ..............       3,259           347,442 (a,j)
AFLAC Incorporated .....................      35,342         1,594,984
Alleghany Corp. ........................         401           116,049 (a)
American International Group, Inc. .....      70,079         4,631,521
Bank of America Corp. ..................      81,482         3,710,684
Berkshire Hathaway, Inc. (Class B) .....         462         1,391,544 (a)
Calamos Asset Management Inc. ..........
   (Class A) ...........................       7,350           274,890
CB Richard Ellis Group, Inc. ...........
   (Class A) ...........................       4,880           393,816 (a)
Citigroup, Inc. ........................      27,186         1,283,995
CVB Financial Corp. ....................       7,292           124,693
Everest Re Group, Ltd. .................      11,111         1,037,434
Federal National Mortgage Assoc ........      48,633         2,499,736
Greenhill & Company, Inc. ..............       2,955           195,355 (j)
HCC Insurance Holdings, Inc. ...........      23,433           815,469
Legg Mason, Inc. .......................       2,984           373,985
M&T Bank Corp. .........................       1,130           128,978
Maguire Properties, Inc. (REIT) ........       3,247           118,516
MBIA Inc. ..............................       1,449            87,128
Mellon Financial Corp. .................      36,477         1,298,581
North Fork Bancorporation, Inc. ........       7,345           211,756
SEI Investments Co. ....................       1,513            61,322
State Street Corp. .....................      47,122         2,847,582 (e)
SunTrust Banks, Inc. ...................      18,728         1,362,649
The Hartford Financial Services
   Group, Inc. .........................       2,284           183,976
Trammell Crow Co. (REIT) ...............         377            13,381 (a)
Zions Bancorporation ...................       2,727           225,605
                                                            25,331,071

HEALTHCARE -- 7.9%

Abbott Laboratories ....................      75,069         3,188,180 (h)
Advanced Medical Optics, Inc. ..........       6,742           314,447 (a,j)
Aetna, Inc. ............................      22,788         1,119,802
Alcon, Inc. ............................       2,348           244,803
Amgen, Inc. ............................      41,685         3,032,584 (a)
Amylin Pharmaceuticals, Inc. ...........       7,388           361,643 (a,j)
Barr Pharmaceuticals, Inc. .............       5,028           316,663 (a)
Caremark Rx, Inc. ......................       5,651           277,916 (a)
DENTSPLY International, Inc. ...........       3,316           192,825
Gilead Sciences, Inc. ..................       3,815           237,369 (a)
Henry Schein, Inc. .....................       5,555           265,862 (a)
Johnson & Johnson ......................      61,664         3,651,742
Kinetic Concepts, Inc. .................       1,882            77,482 (a)


See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.

STRATEGIC INVESTMENT FUND


Schedule of Investments                               March 31, 2006 (unaudited)
--------------------------------------------------------------------------------

                                              NUMBER
                                           OF SHARES             VALUE
--------------------------------------------------------------------------------

LIncare Holdings Inc. ..................      45,914      $  1,788,809 (a)
Manor Care, Inc. .......................       5,271           233,769
Martek Biosciences Corp. ...............       4,403           144,551 (a,j)
Pfizer Inc. ............................     168,308         4,194,235
Psychiatric Solutions Inc. .............       7,882           261,131 (a)
Quest Diagnostics Inc. .................       4,518           231,773
Thermo Electron Corp. ..................       8,758           324,834 (a)
Wyeth ..................................      81,558         3,957,194
                                                            24,417,614

INDUSTRIALS -- 3.7%

ChoicePoint, Inc. ......................       3,680           164,680 (a)
Corinthian Colleges, Inc. ..............      34,822           501,436 (a,j)
Corporate Executive Board Co. ..........       1,252           126,327
CoStar Group, Inc. .....................       3,043           157,901 (a,j)
Danaher Corp. ..........................       4,804           305,294
Dover Corp. ............................      74,126         3,599,559
Eaton Corp. ............................       3,043           222,048
Harsco Corp. ...........................       3,381           279,338
Hexcel Corp. ...........................      10,786           236,968 (a)
MoneyGram International, Inc. ..........       8,576           263,455
Rockwell Collins, Inc. .................       5,711           321,815
Southwest Airlines Co. .................      83,853         1,508,516
Stericycle, Inc. .......................       3,918           264,935 (a)
Sunpower Corp. (Class A) ...............       2,809           107,191 (a,j)
Tyco International Ltd. ................      66,352         1,783,542
United Technologies Corp. ..............      19,259         1,116,444
Waste Management, Inc. .................      13,895           490,494
                                                            11,449,943

INFORMATION TECHNOLOGY -- 12.1%

Activision, Inc. .......................      40,760           562,081 (a)
Affiliated Computer
   Services, Inc. (Class A) ............       2,852           170,150 (a)
Analog Devices, Inc. ...................      34,907         1,336,589
Automatic Data Processing, Inc. ........      41,552         1,898,095 (h)
CDW Corp. ..............................       2,404           141,475
Checkfree Corp. ........................       9,062           457,631 (a)
Cisco Systems, Inc. ....................     132,909         2,880,138 (a)
Cogent, Inc. ...........................      13,240           242,822 (a,j)
Comverse Technology, Inc. ..............       9,271           218,147 (a)
Dell, Inc. .............................      42,289         1,258,521 (a)
DST Systems, Inc. ......................       2,868           166,172 (a)
eBay, Inc. .............................      14,837           579,533 (a)
EMC Corporation ........................      92,160         1,256,141 (a)
Fidelity National Information
   Services, Inc. ......................      16,916           685,944
First Data Corp. .......................     120,826         5,657,073
Fiserv, Inc. ...........................       2,223            94,589 (a)
Harris Corp. ...........................       7,764           367,160
Intel Corp. ............................      60,413         1,168,992
Intuit Inc. ............................      64,964         3,455,436 (a)
Juniper Networks, Inc. .................       9,031           172,673 (a)
Linear Technology Corp. ................       8,450           296,426
Macrovision Corp. ......................       5,563           123,220 (a)
Manhattan Associates, Inc. .............       2,016            44,352 (a)


                                             NUMBER
                                           OF SHARES             VALUE
--------------------------------------------------------------------------------

Microchip Technology Inc. ..............       4,726      $    171,554
Microsoft Corp. ........................     220,508         6,000,023
Molex Inc. (Class A) ...................     114,762         3,410,727
NAVTEQ Corp. ...........................       3,187           161,422 (a)
Neustar, Inc. (Class A) ................       3,177            98,487 (a)
Oracle Corp. ...........................     205,405         2,811,994 (a)
Symantec Corp. .........................       8,268           139,150 (a)
Wind River Systems, Inc. ...............       8,072           100,496 (a)
Xilinx, Inc. ...........................       6,084           154,899
Yahoo! Inc. ............................      31,590         1,019,093 (a)
                                                            37,301,205

MATERIALS -- 1.1%

Cabot Corp. ............................       2,608            88,646
Martin Marietta Materials, Inc. ........       2,477           265,113
Monsanto Co. ...........................      30,422         2,578,265
Praxair, Inc. ..........................       4,148           228,762
Sealed Air Corp. .......................       2,395           138,599
                                                             3,299,385

TELECOMMUNICATION SERVICES -- 0.1%

American Tower Corp. (Class A) .........       4,055           122,948 (a)
Telephone and Data Systems Inc. ........         459            17,327
                                                               140,275

UTILITIES -- 0.2%

Ameren Corp. ...........................       3,911           194,846
DTE Energy Co. .........................       4,114           164,930
PPL Corp. ..............................       7,242           212,915
SCANA Corp. ............................       5,019           196,946
                                                               769,637

TOTAL DOMESTIC EQUITY
   (COST $147,377,351) .................                   152,716,983


--------------------------------------------------------------------------------
FOREIGN EQUITY -- 23.2%
--------------------------------------------------------------------------------


COMMON STOCK -- 23.1%


CONSUMER DISCRETIONARY -- 1.4%

Accor S.A ..............................       1,142            65,741 (j)
Kingfisher PLC .........................      22,307            92,669
Koninklijke Philips Electronics N.V ....      34,563         1,166,538 (j)
Lagardere S.C.A. (Regd.) ...............       2,389           186,328
LVMH Moet Hennessy
   Louis Vuitton S.A ...................       5,487           537,183
Reed Elsevier PLC ......................      42,543           407,337
Renault S.A ............................       1,240           131,676
Sekisui Chemical Company Ltd. ..........      31,000           261,946 (j)
Tim Hortons, Inc. ......................         952            25,276 (a,j)
Toyota Motor Corp. .....................      23,798         1,296,899 (j)
                                                             4,171,593


See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.

STRATEGIC INVESTMENT FUND


Schedule of Investments                               March 31, 2006 (unaudited)
--------------------------------------------------------------------------------

                                              NUMBER
                                           OF SHARES             VALUE
--------------------------------------------------------------------------------

CONSUMER STAPLES -- 1.2%

Carrefour S.A ..........................       5,263      $    279,600 (j)
Diageo PLC .............................      57,340           901,597
Nestle S.A. (Regd.) ....................       4,269         1,264,187
Seven & I Holdings Co. Ltd. ............      14,600           576,625
Tesco PLC ..............................     122,655           702,080
                                                             3,724,089

ENERGY -- 2.7%

BG Group PLC ...........................      47,805           596,611
China Petroleum & Chemical Corp. .......     822,000           476,684
EnCana Corp. ...........................       4,638           216,673
Ente Nazionale Idrocarburi S.p.A .......      28,505           809,950
LUKOIL ADR .............................       1,763           146,682 (b)
LUKOIL ADR .............................       4,754           396,484
Nexen Inc. .............................       2,191           120,593
Petroleo Brasileiro S.A. ADR ...........      11,824           944,146 (a)
Reliance Energy Ventures Ltd. ..........      21,204            20,626 (a)
Reliance Natural Resources Ltd. ........      21,204            15,868 (a)
Saipem S.p.A ...........................      59,798         1,381,439
Stolt Offshore S.A .....................      75,535         1,185,477 (a,j)
Tenaris S.A. ADR .......................       2,563           463,057
Total S.A ..............................       5,294         1,394,702 (j)
                                                             8,168,992

FINANCIALS -- 6.7%

Acom Co. Ltd. ..........................       4,625           270,860 (j)
Allianz AG (Regd.) .....................       3,764           627,588
AXA S.A ................................      19,724           691,246
Banca Intesa S.p.A .....................      99,625           594,367
Banco Santander Central
   Hispano S.A. (Regd.) ................      66,351           967,551
Bank of Yokohama Ltd. ..................      55,803           455,921 (j)
BNP Paribas ............................      15,742         1,460,196
BNP Paribas ............................       1,574           141,067 (a)
CapitaLand Ltd. ........................     234,000           699,910
Credit Agricole S.A ....................      18,960           736,746
Credit Suisse Group (Regd.) ............      19,231         1,076,442
Hongkong Land Holdings Ltd. ............      80,000           297,600
ICICI Bank Ltd. ADR ....................      11,850           328,008
ING Groep N.V ..........................      18,843           743,373
Jardine Matheson Holdings Ltd. .........      16,468           303,011
Kookmin Bank ...........................      11,080           956,735
Lloyds TSB Group PLC ...................      66,649           636,412
Mitsubishi Estate Co. Ltd. (REIT) ......      51,000         1,205,950
Mitsubishi UFJ
   Financial Group, Inc. ...............          98         1,495,042 (j)
Mitsui Sumitomo
   Insurance Co. Ltd. ..................      77,000         1,044,809 (j)
Nomura Holdings, Inc. ..................      84,400         1,877,702 (j)
Prudential PLC .........................      65,510           758,483
Reliance Capital Ventures Ltd. .........      21,204            11,824 (a)
Royal Bank of Scotland
   Group PLC ...........................      31,325         1,017,691


                                             NUMBER
                                           OF SHARES            VALUE
--------------------------------------------------------------------------------

Sun Hung Kai
   Properties Ltd. (REIT) ..............      46,087      $    467,709
Swiss Reinsurance ......................       5,286           368,485
UniCredito Italiano S.p.A ..............     194,799         1,406,165
                                                            20,640,893

HEALTHCARE -- 1.6%

Angiotech Pharmaceuticals, Inc. ........      14,104           208,739 (a)
GlaxoSmithKline PLC ....................      54,597         1,425,254
Novartis AG (Regd.) ....................      14,436           800,865
Roche Holding AG .......................       9,733         1,445,595
Sanofi-Aventis .........................       5,479           520,487 (j)
Smith & Nephew PLC .....................      30,658           271,739
Smith & Nephew PLC ADR .................       3,915           174,648
Teva Pharmaceutical
   Industries Ltd. ADR .................       2,126            87,549
                                                             4,934,876

INDUSTRIALS -- 3.2%

ABB Ltd. (Regd.) .......................      75,806           954,210 (a)
Adecco S.A. (Regd.) ....................       6,353           354,146
Asahi Glass Co. Ltd. ...................      52,002           775,248
Brambles Industries PLC ................      41,562           310,534 (j)
Canadian National Railway Co. ..........      16,068           728,886
Chiyoda Corp. ..........................      37,185           863,521 (j)
East Japan Railway Co. .................          54           399,085
Group 4 Securicor PLC ..................     104,177           341,975
Group 4 Securicor PLC ..................     107,004           355,723
Komatsu Ltd. ...........................      32,906           626,104 (j)
Kubota Corp. ...........................      30,000           322,909 (j)
Malaysia International
   Shipping Corp. BHD ..................     109,264           278,863
Mitsubishi Heavy Industries Ltd. .......      29,000           137,639
Orascom Construction Industries ........       9,390           385,561
Sandvik AB .............................      17,166         1,014,273
Siemens AG (Regd.) .....................      11,699         1,090,697
SMC Corp. ..............................       2,697           419,213 (j)
Smiths Group PLC .......................      31,085           530,019
Wolseley PLC ...........................       4,085           100,191
                                                             9,988,797

INFORMATION TECHNOLOGY -- 1.7%

Hoya Corp. .............................      19,000           764,895
Mettler Toledo International Inc. ......       2,447           147,652 (a)
Nidec Corp. ............................       9,528           780,070 (j)
Nokia OYJ ..............................      65,912         1,362,359 (j)
Nortel Networks Corp. ..................      39,446           120,712 (a)
Samsung Electronics Co. Ltd. ...........       1,160           752,123
Taiwan Semiconductor
   Manufacturing Co. Ltd. ..............     403,319           797,839
Telefonaktiebolaget LM Ericsson ........     150,055           569,900
                                                             5,295,550


See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.

STRATEGIC INVESTMENT FUND


Schedule of Investments                               March 31, 2006 (unaudited)
--------------------------------------------------------------------------------

                                              NUMBER
                                           OF SHARES             VALUE
--------------------------------------------------------------------------------

MATERIALS -- 2.2%

BASF AG ................................       6,293      $    492,721
BHP Billiton PLC .......................     112,155         2,045,573
Cia Vale do Rio Doce ADR ...............      22,483         1,091,100
Holcim Ltd. (Regd.) ....................       5,914           469,735
Linde AG ...............................       5,062           438,912
Potash Corp of Saskatchewan ............       7,258           639,562
Rio Tinto PLC (Regd.) ..................      18,178           921,326
Toray Industries Inc. ..................      90,000           735,317
                                                             6,834,246

TELECOMMUNICATION SERVICES -- 1.7%

America Movil S.A. de C.V ..............
   ADR (Series L) ......................      19,988           684,789
France Telecom S.A .....................       6,145           138,019
Reliance Communication
   Ventures Ltd. .......................      21,204           146,974 (a)
Singapore Telecommunications Ltd. ......     583,046           954,839
Telecom Italia S.p.A ...................      15,002            39,895 (j)
Telefonica S.A .........................      28,517           446,902
Telefonica S.A. ADR ....................         187             8,783
Telenor ASA ............................      50,951           547,330 (j)
Vodafone Group PLC .....................     229,867           480,453
Vodafone Group PLC ADR .................      78,095         1,632,186
                                                             5,080,170

UTILITIES -- 0.7%

E.ON AG ................................      10,317         1,133,773
National Grid PLC ......................       9,912            98,429
Veolia Environnement ...................      19,252         1,067,738
                                                             2,299,940

TOTAL COMMON STOCK
   (COST $60,988,505) ..................                    71,139,146


PREFERRED STOCK -- 0.1%

Cia Vale do Rio Doce ADR
   (COST $215,320) .....................       8,141           351,935

TOTAL FOREIGN EQUITY
   (COST $61,203,825) ..................                    71,491,081


                                           PRINCIPAL
                                              AMOUNT             VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 20.6%
--------------------------------------------------------------------------------


U.S. TREASURIES -- 8.2%

U.S. Treasury Bonds
4.50%       02/15/36 ...................  $2,179,000         2,044,163
7.13%       02/15/23 ...................      20,000            24,598
8.13%       08/15/19 - 08/15/21 ........     689,000           900,174 (h)


                                           PRINCIPAL
                                              AMOUNT             VALUE
--------------------------------------------------------------------------------

U.S. Treasury Notes
4.25%       01/15/11 ...................  $  629,000      $    613,426
4.38%       01/31/08 - 11/15/08 ........   1,965,000         1,945,985 (h)
4.50%       02/15/09 - 02/15/16 ........  16,062,000        15,730,621
4.63%       02/29/08 ...................   4,031,000         4,014,795
                                                           25,273,762

FEDERAL AGENCIES -- 0.2%

Federal Farm Credit Bank
3.75%       01/15/09 ...................     304,000           293,485 (h)
Federal Home Loan Mortgage Corp.
4.75%       12/08/10 ...................     256,000           251,006 (h)
                                                               544,491

AGENCY MORTGAGE BACKED -- 5.2%

Federal Home Loan Mortgage Corp.
4.50%       06/01/33 - 10/01/35 ........     314,639           290,344
5.00%       07/01/35 - 10/01/35 ........     410,577           390,708
5.50%       05/01/20 ...................      30,389            30,192
6.00%       04/01/17 - 05/01/35 ........     546,571           548,496
6.50%       01/01/27 - 12/01/34 ........     218,203           222,566
7.00%       10/01/16 - 02/01/35 ........     405,942           418,943
7.50%       11/01/09 - 09/01/33 ........      22,301            23,227
8.00%       04/01/30 - 11/01/30 ........       2,645             2,824
9.00%       04/01/16 - 06/01/21 ........       4,066             4,371
Federal National Mortgage Assoc.
4.00%       05/01/19 - 06/01/19 ........     140,261           131,346
4.50%       05/01/18 - 02/01/35 ........   1,293,125         1,220,547
5.00%       06/01/20 - 08/01/35 ........     561,769           539,065
5.50%       03/01/14 - 08/01/35 ........     819,895           808,641
6.00%       07/01/14 - 08/01/35 ........   2,815,082         2,819,372
6.50%       01/01/15 - 02/01/35 ........   1,723,784         1,760,165
7.00%       10/01/16 - 05/01/35 ........     438,352           451,652
7.50%       12/01/09 - 03/01/34 ........      66,990            69,788
8.00%       12/01/11 - 11/01/33 ........      33,802            35,634
8.50%       06/01/30 - 05/01/31 ........       4,911             5,314
9.00%       06/01/09 - 12/01/22 ........      31,302            32,858
5.00%       TBA ........................   1,110,000         1,081,904 (c)
5.50%       TBA ........................   3,815,000         3,723,203 (c)
Government National
   Mortgage Assoc.
4.50%       08/15/33 - 09/15/34 ........     281,261           264,707
5.00%       08/15/33 ...................      69,794            67,648
6.00%       04/15/30 - 06/15/35 ........     252,484           255,428
6.50%       02/15/24 - 06/15/34 ........     103,765           107,523
7.00%       03/15/12 - 06/15/34 ........      40,791            42,264
8.00%       06/15/30 ...................         134               144
8.50%       10/15/17 ...................      36,614            39,174
9.00%       11/15/16 - 12/15/21 ........      41,318            45,192
5.50%       TBA ........................     680,000           673,200 (c)
                                                            16,106,440

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.9%

Collateralized Mortgage Obligation
   Trust (Class B)
6.60%       11/01/18 ...................       1,357             1,118 (d,f,h)


See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.

STRATEGIC INVESTMENT FUND


Schedule of Investments                               March 31, 2006 (unaudited)
--------------------------------------------------------------------------------

                                           PRINCIPAL
                                              AMOUNT             VALUE
--------------------------------------------------------------------------------

Federal Home Loan Mortgage Corp.
1.90%       10/15/18 ...................  $  217,839      $     11,148 (g,i)
2.40%       12/15/30 ...................     399,032            20,700 (g,i)
3.74%       10/15/33 ...................      30,515            21,676 (i)
4.50%       05/15/17 - 11/15/19 ........     212,825           198,762
4.50%       03/15/18 - 03/15/19 ........     109,854            12,198 (g)
4.61%       12/15/33 ...................      19,745            15,123 (i)
5.00%       04/15/14 - 12/01/34 ........   1,324,527           251,963 (g)
5.00%       05/15/20 - 02/15/35 ........   1,103,620         1,012,711
5.50%       04/15/17 - 06/15/33 ........      93,988            17,057 (g)
5.50%       10/15/34 ...................      72,602            72,250
7.50%       01/15/16 ...................       9,859            10,210
7.50%       07/15/27 ...................       9,857             2,200 (g)
8.00%       04/15/20 ...................         564               563
8.00%       02/01/23 - 07/01/24 ........       3,896               915 (g)
10.09%      09/25/43....................     302,183             3,939 (d,g,i)
Federal Home Loan Mortgage STRIPS
6.07%       08/01/27 ...................         843               681 (d,f)
Federal National Mortgage Assoc.
1.17%       12/25/42 ...................     149,231             3,614 (g,i)
2.18%       10/25/29 ...................      48,411             2,503 (g,i)
2.78%       09/25/42 ...................     208,301            17,185 (g,i)
2.83%       04/25/17 - 10/25/17 ........     110,582             7,027 (g,i)
2.88%       08/25/16 ...................      34,199             1,724 (g)(i)
4.50%       05/25/18 ...................      74,127             7,922 (g)
4.50%       12/25/19 ...................      42,950            38,579
4.56%       09/25/31 ...................      38,199            34,215 (i)
4.75%       11/25/14 ...................      19,601             1,492 (g)
5.00%       02/25/11 - 08/25/17 ........      26,141             2,014 (g)
5.00%       03/25/35 ...................      76,925            69,623
5.50%       01/25/27 ...................      35,844             4,370 (g)
5.50%       07/25/34 - 02/25/35 ........     259,415           257,910
5.75%       02/25/35 ...................     119,875           119,969
6.00%       12/25/34 ...................      35,900            35,793
6.50%       12/25/34 ...................      59,113            60,110
8.00%       07/25/14 ...................      18,890            19,292
Federal National Mortgage
   Assoc. (Class 1)
4.69%       11/01/34 ...................     256,153           186,517 (d,f)
Federal National Mortgage
   Assoc. (Class S)
2.28%       02/25/31 ...................      56,344             2,541 (g,i)
Federal National Mortgage
   Assoc. REMIC
4.50%       11/25/13 ...................     126,039             5,699 (g)
5.00%       10/25/22 ...................      63,560            10,452 (g)
5.50%       08/25/33 ...................     274,890            64,068 (g)
6.01%       03/25/31 ...................      55,919            53,518 (i)
Federal National Mortgage
   Assoc. REMIC (Class B)
5.92%       12/25/22 ...................       1,458             1,175 (d,f)
Federal National Mortgage
   Assoc. STRIPS (Class 2)
7.50%       11/01/23 ...................      25,642             6,190 (g)
8.00%       08/01/23 - 07/01/24 ........       8,439             1,949 (g)
8.50%       03/01/17 - 07/25/22 ........       3,303               772 (g)
9.00%       05/25/22 ...................       1,475               409 (g)


                                           PRINCIPAL
                                              AMOUNT             VALUE
--------------------------------------------------------------------------------

Government National Mortgage Assoc.
5.00%       02/16/34 ...................  $   58,335      $     53,271
Vendee Mortgage Trust
21.54%      05/15/33 ...................     195,153             5,123 (d,g,i)
                                                             2,728,240

ASSET BACKED -- 0.1%

Bank One Issuance Trust
3.59%       05/17/10 ...................      10,770            10,532
Bank One Issuance Trust (Class A)
4.78%       10/15/09 ...................      54,000            54,010 (i)
Bear Stearns Asset Backed
   Securities Inc. (Class A)
5.19%       01/25/34 ...................      11,470            11,496 (h,i)
BMW Vehicle Owner Trust (Class B)
2.93%       03/25/09 ...................      18,000            17,866
Capital One Master Trust (Class C)
6.70%       06/15/11 ...................      36,000            36,979 (b,h)
Capital One Prime Auto Receivables
   Trust (Class A)
4.83%       09/17/07 ...................       6,599             6,599 (i)
Carmax Auto Owner Trust
4.35%       03/15/10 ...................      24,000            23,544
Chase Funding Mortgage Loan
   Asset-Backed Certificates
5.07%       03/25/32 ...................      11,643            11,660(h,i)
Citibank Credit Card Issuance Trust
4.45%       04/07/10 ...................      22,000            21,578
Countrywide Home Equity Loan
   Trust (Class A)
4.98%       07/15/27 ...................      17,289            17,289 (h,i)
Fleet Home Equity Loan Trust
   (Class A)
5.03%       01/20/33 ...................      18,578            18,596 (h,i)
Honda Auto Receivables Owner
   Trust (Class A)
4.15%       10/15/10 ...................      27,284            26,675
Mid-State Trust
7.54%       07/01/35 ...................       4,176             4,302 (h)
Peco Energy Transition Trust
6.52%       12/31/10 ...................      17,000            17,786 (h)
Residential Asset Mortgage
   Products, Inc.
5.06%       03/25/34 ...................      27,355            27,379 (h,i)
Residential Asset Securities Corp.
5.07%       07/25/32 ...................       8,597             8,603 (h,i)
Residential Asset Securities
   Corp. (Class A)
4.16%       07/25/30 ...................      53,850            53,085 (h,i)
Volkswagen Auto Lease
   Trust (Class A)
3.94%       10/20/10 ...................      16,000            15,708
Wells Fargo Home Equity Trust
3.97%       09/25/24 ...................      15,000            14,646 (h,i)
                                                               398,333


See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.

STRATEGIC INVESTMENT FUND


Schedule of Investments                               March 31, 2006 (unaudited)
--------------------------------------------------------------------------------

                                           PRINCIPAL
                                              AMOUNT             VALUE
--------------------------------------------------------------------------------

CORPORATE NOTES -- 4.7%

Abbey National PLC
7.95%       10/26/29 ...................  $   62,000      $     75,583 (h)
AES Corp.
8.75%       06/15/08 ...................     147,000           153,247 (h)
AIG SunAmerica Global Financing VII
5.85%       08/01/08 ...................     100,000           101,075 (b,h)
Air Jamaica Ltd.
9.38%       07/08/15 ...................     130,000           133,900 (b,h)
Allegiance Corp.
7.00%       10/15/26 ...................      23,000            24,239 (h)
Allied Waste North America
7.25%       03/15/15 ...................     168,000           171,360 (h)
Allstate Life Global Funding Trusts
3.85%       01/25/08 ...................      73,000            71,129 (h)
Altria Group, Inc.
7.20%       02/01/07 ...................      40,000            40,403
American Electric Power
   Company, Inc. (Series D)
5.25%       06/01/15 ...................     161,000           154,172 (h)
American General Corp.
7.50%       08/11/10 ...................      55,000            59,023 (h)
Appalachian Power Co. (Series G)
3.60%       05/15/08 ...................      16,000            15,418 (h)
Appalachian Power Co. (Series K)
5.00%       06/01/17 ...................      52,000            47,994 (h)
Archer-Daniels-Midland Company
7.00%       02/01/31 ...................      52,000            58,062 (h)
Assurant, Inc.
6.75%       02/15/34 ...................      61,000            63,322 (h)
AT&T, Inc.
4.13%       09/15/09 ...................     104,000            99,445
5.63%       06/15/16 ...................     110,000           106,930
5.88%       08/15/12 ...................      52,000            52,275
BAC CAP TRUST V
5.63%       03/08/35 ...................      72,000            66,704 (h)
Banco Mercantil del Norte S.A.
5.88%       02/17/14 ...................      60,000            60,000 (b,h,i)
Banco Santander Chile
5.38%       12/09/14 ...................      64,000            61,729 (b,h)
Bank of America Corp.
4.75%       10/15/06 ...................      50,000            49,872 (h)
Bavaria S.A.
8.88%       11/01/10 ...................      57,000            61,560 (b,h)
8.88%       11/01/10 ...................      41,000            44,485
BellSouth Corp.
6.55%       06/15/34 ...................      59,000            58,893 (h)
BNP US Funding LLC (Series A)
7.74%       12/31/49 ...................      26,000            26,877 (b,h,i)
BNSF Funding Trust I
6.61%       12/15/55 ...................     160,000           156,835 (h,i)
Boyd Gaming Corp.
7.13%       02/01/16 ...................      94,000            95,293 (h)
British Aerospace Finance, Inc.
7.50%       07/01/27 ...................      28,000            31,189 (b,h)
Burlington Northern Santa Fe Corp.
8.13%       04/15/20 ...................     114,000           138,216 (h)


                                           PRINCIPAL
                                              AMOUNT             VALUE
--------------------------------------------------------------------------------

Campbell Soup Co.
5.50%       03/15/07 ................... $    41,000      $     41,027 (h)
Capital One Bank
6.50%       06/13/13 ...................      21,000            21,811 (h)
Capital One Financial Corp.
8.75%       02/01/07 ...................      77,000            79,061 (h)
Carolina Power & Light Co.
5.15%       04/01/15 ...................      34,000            32,694 (h)
5.70%       04/01/35 ...................      17,000            15,966 (h)
6.13%       09/15/33 ...................      32,000            31,969 (h)
Chesapeake Energy Corp.
7.75%       01/15/15 ...................     164,000           171,380 (h)
Citigroup, Inc.
5.00%       03/06/07 ...................      50,000            49,875 (h)
Clear Channel Communications, Inc.
4.63%       01/15/08 ...................      44,000            43,187 (h)
Comcast Cable Communications
   Holdings, Inc.
9.46%       11/15/22 ...................     146,000           183,324 (h)
Consolidated Natural Gas Co.
5.38%       11/01/06 ...................      71,000            70,989 (h)
Consumers Energy Co.
5.15%       02/15/17 ...................      42,000            39,007 (h)
5.80%       09/15/35 ...................      52,000            48,131 (h)
Corp Interamericana de
   Entretenimiento S.A.
8.88%       06/14/15 ...................      69,000            68,310 (b,h)
Cosan S.A. Industria e Comercio
8.25%       02/28/49 ...................     100,000            96,500 (b)
Countrywide Home Loans, Inc.
5.63%       05/15/07 ...................      31,000            31,074 (h)
COX Communications, Inc.
5.45%       12/15/14 ...................      62,000            58,729 (h)
Crown Americas LLC and Crown
   Americas Capital Corp.
7.75%       11/15/15 ...................     222,000           230,325 (b,h)
CSX Transportation, Inc.
9.75%       06/15/20 ...................      11,000            14,646 (h)
DaimlerChrysler NA Holding Corp.
4.05%       06/04/08 ...................      52,000            50,366 (h)
4.75%       01/15/08 ...................      52,000            51,240 (h)
5.88%       03/15/11 ...................     100,000            99,660
6.50%       11/15/13 ...................     213,000           216,259 (h)
DBS Bank Ltd.
5.00%       11/15/19 ...................      73,000            68,647 (b,h,i)
Desarrolladora Homex S.A. de C.V.
7.50%       09/28/15 ...................      55,000            53,350 (h)
Detroit Edison Co. (Series B)
5.45%       02/15/35 ...................     179,000           161,005 (h)
Deutsche Telekom International
   Finance BV
3.88%       07/22/08 ...................     256,000           248,039 (h)
DirecTV Holdings LLC
6.38%       06/15/15 ...................     163,000           160,962 (h)
Dominion Resources Inc. (Series B)
4.13%       02/15/08 ...................     103,000           100,480 (h)
Dominion Resources Inc. (Series G)
3.66%       11/15/06 ...................      37,300            36,913 (h,k)


See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.

STRATEGIC INVESTMENT FUND


Schedule of Investments                               March 31, 2006 (unaudited)
--------------------------------------------------------------------------------

                                           PRINCIPAL
                                              AMOUNT            VALUE
--------------------------------------------------------------------------------

Dominion Resources, Inc.
5.69%       05/15/08 ...................  $   77,300      $     77,437 (h,k)
Duke Capital LLC
4.30%       05/18/06 ...................      49,750            49,720 (h)
4.33%       11/16/06 ...................      69,100            68,710 (h)
5.67%       08/15/14 ...................      33,000            32,533 (h)
8.00%       10/01/19 ...................      30,000            34,881
Echostar DBS Corp.
5.75%       10/01/08 ...................     122,000           120,780 (h)
7.13%       02/01/16 ...................     113,000           111,164 (b,h)
El Paso Electric Co.
6.00%       05/15/35 ...................      79,000            73,829 (h)
Enterprise Products Operating LP
4.00%       10/15/07 ...................      63,000            61,633 (h)
EOP Operating LP
7.00%       07/15/11 ...................     103,000           108,289 (h)
EOP Operating LP (REIT)
7.75%       11/15/07 ...................     121,000           125,073 (h)
FirstEnergy Corp. (Series B)
6.45%       11/15/11 ...................      22,000            22,764 (h)
FPL Group Capital, Inc.
7.38%       06/01/09 ...................      35,000            36,948
FPL Group Capital, Inc. (Series B)
5.55%       02/16/08 ...................      78,100            78,238 (h)
General Mills, Inc.
3.88%       11/30/07 ...................      31,000            30,258
Georgia Power Co.
4.88%       07/15/07 ...................      56,000            55,665
Golden West Financial Corp.
4.75%       10/01/12 ...................      10,000             9,556
Goodrich Corp.
7.10%       11/15/27 ...................      20,000            21,381
Greater Bay Bancorp
5.25%       03/31/08 ...................      68,000            67,532
Grupo Televisa S.A.
6.63%       03/18/25 ...................     100,000            98,637
GS Caltex Corp.
5.50%       10/15/15 ...................      77,000            74,441 (b)
GTE Corp.
6.94%       04/15/28 ...................      63,000            63,472
7.51%       04/01/09 ...................      52,000            54,603
Halliburton Co.
8.75%       02/15/21 ...................      91,000           115,372
Hopson Development Holdings Ltd.
8.13%       11/09/12 ...................     100,000           103,250 (b)
HSBC Bank USA NA
3.88%       09/15/09 ...................      65,000            61,962
HSBC Capital Funding LP
4.61%       12/29/49 ...................      34,000            31,221 (b,i)
HSBC Capital Funding LP (Series 1)
9.55%       12/31/49 ...................      27,000            30,828 (b,i)
HSBC Finance Corp.
6.50%       11/15/08 ...................     127,000           130,546
IBM Canada Credit Services Company
3.75%       11/30/07 ...................      28,000            27,266 (b)
ILFC E-Capital Trust I
5.90%       12/21/65 ...................     208,000           201,868 (b,i)


--------------------------------------------------------------------------------
                                           PRINCIPAL
                                              AMOUNT             VALUE
--------------------------------------------------------------------------------

ING Capital Funding TR III
8.44%       12/29/49 ...................  $   71,000      $     78,935 (i)
ING Groep N.V.
5.78%       12/29/49 ...................      52,000            50,465 (i)
International Business
   Machines Corp.
3.80%       02/01/08 ...................      32,000            31,232
iStar Financial, Inc.
4.88%       01/15/09 ...................      71,000            69,679
7.00%       03/15/08 ...................      23,000            23,584
Kansas Gas & Electric
5.65%       03/29/21 ...................     108,000           104,324
Kimco Realty Corp. (REIT)
4.82%       06/01/14 ...................      47,000            43,994
Kinder Morgan Energy Partners LP
5.13%       11/15/14 ...................      50,000            47,332
Kinder Morgan, Inc.
6.50%       09/01/12 ...................      72,000            74,457
Kraft Foods, Inc.
5.25%       06/01/07 ...................      95,000            94,785
L-3 Communications Corp.
6.38%       10/15/15 ...................      55,000            54,175
Laboratory Corp of America Holdings
5.63%       12/15/15 ...................      52,000            50,788
Lehman Brothers Holdings, Inc.
5.00%       01/14/11 ...................     150,000           147,021
Loma Negra Compania
   Industrial Agrentina S.A.
7.25%       03/15/13 ...................      48,000            47,280 (b)
Lyondell Chemical Co. (Series A)
9.63%       05/01/07 ...................     144,000           148,680 (h)
MacDermid, Inc.
9.13%       07/15/11 ...................     219,000           231,045 (h)
Marsh & McLennan Companies, Inc.
5.15%       09/15/10 ...................     158,000           154,714
Meritage Homes Corp.
6.25%       03/15/15 ...................     242,000           214,170 (h)
MGM Mirage
5.88%       02/27/14 ...................     245,000           230,912 (h)
Midamerican Energy Holdings Co.
3.50%       05/15/08 ...................     107,000           102,876
6.13%       04/01/36 ...................      45,000            44,222 (b)
Mohegan Tribal Gaming Authority
8.00%       04/01/12 ...................     140,000           146,650
Morgan Stanley
5.30%       03/01/13 ...................     100,000            97,717
Motorola, Inc.
4.61%       11/16/07 ...................      39,750            39,305
MUFG Capital Finance 1 Ltd.
6.35%       07/29/49 ...................     100,000            99,431 (i)
National Power Corp.
9.02%       08/23/11 ...................      52,000            57,283 (b,i)
NB Capital Trust IV
8.25%       04/15/27 ...................      70,000            74,283
Nelnet, Inc.
5.13%       06/01/10 ...................      94,000            90,550 (h)
New Cingular Wireless Services Inc.
8.75%       03/01/31 ...................     171,000           216,311 (h)


See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.

STRATEGIC INVESTMENT FUND


Schedule of Investments                               March 31, 2006 (unaudited)
--------------------------------------------------------------------------------

                                           PRINCIPAL
                                              AMOUNT             VALUE
--------------------------------------------------------------------------------

News America, Inc.
7.25%       05/18/18 ................... $    38,000      $     41,015
Nextel Communications Inc. (Series E)
6.88%       10/31/13 ...................     129,000           133,933
Nordea Bank AB
5.42%       12/29/49 ...................      20,000            19,094 (b,i)
Norfolk Southern Corp.
6.00%       04/30/08 ...................      20,000            20,232
Norfolk Southern Railway Co.
9.75%       06/15/20 ...................      32,000            42,938
Northeast Utilities (Series B)
3.30%       06/01/08 ...................      23,000            21,927
Northrop Grumman Corp.
4.08%       11/16/06 ...................     104,400           103,654
NorthWestern Corp.
5.88%       11/01/14 ...................      52,000            51,218
Ocean Energy, Inc.
4.38%       10/01/07 ...................      23,000            22,634
Ohio Power Co. (Series E)
6.60%       02/15/33 ...................      18,000            18,734
Owens Brockway Glass
   Container Inc.
6.75%       12/01/14 ...................      50,000            48,875
Pacific Gas & Electric Co.
6.05%       03/01/34 ...................      36,000            35,224
PanAmSat Corp.
9.00%       08/15/14 ...................     163,000           171,557
Pemex Finance Ltd.
9.03%       02/15/11 ...................      23,000            24,787
9.69%       08/15/09 ...................      67,200            71,715 (h)
Pemex Project Funding Master Trust
6.13%       08/15/08 ...................     107,000           107,972
7.38%       12/15/14 ...................     416,000           444,575
Pepco Holdings, Inc.
5.45%       06/01/10 ...................      42,000            41,952 (i)
5.50%       08/15/07 ...................      49,000            49,025
Potomac Edison Company
5.35%       11/15/14 ...................      15,000            14,614
Procter & Gamble - Esop (Series A)
9.36%       01/01/21 ...................      35,000            43,367
Puget Energy, Inc.
3.36%       06/01/08 ...................      13,000            12,453
5.48%       06/01/35 ...................      52,000            47,299
Quest Diagnostics Inc.
6.75%       07/12/06 ...................      40,000            40,143
Qwest Corp.
7.63%       06/15/15 ...................     172,000           184,040
Rabobank Capital Funding II
5.26%       12/31/49 ...................      97,000            93,235 (b,i)
Rabobank Capital Funding Trust
5.25%       12/29/49 ...................      20,000            18,902 (b,i)
RBS Capital Trust I
4.71%       12/29/49 ...................      52,000            48,115 (i)
5.51%       09/29/49 ...................     262,000           252,520 (i)
Reckson Operating
   Partnership LP (REIT)
5.88%       08/15/14 ...................      20,000            19,745


                                           PRINCIPAL
                                              AMOUNT            VALUE
--------------------------------------------------------------------------------

Residential Capital Corp.
6.13%       11/21/08 ...................  $  251,000      $    251,118
Rogers Cable Inc.
5.50%       03/15/14 ...................     130,000           123,175
Simon Property Group LP (REIT)
4.60%       06/15/10 ...................      52,000            50,143
4.88%       08/15/10 ...................     125,000           121,453
SouthTrust Bank
7.00%       11/15/08 ...................       5,000             5,153
Sprint Capital Corp.
6.00%       01/15/07 ...................     134,000           134,636
8.75%       03/15/32 ...................     180,000           224,763 (h)
Standard Chartered Bank
   Hong Kong Ltd.
4.38%       12/03/14 ...................      30,000            28,786 (i)
Stewart Enterprises, Inc.
7.75%       02/15/13 ...................     173,000           166,080 (b,h)
Telefonos de Mexico S.A. de C.V.
4.50%       11/19/08 ...................      92,000            89,458
TELUS Corp.
7.50%       06/01/07 ...................      98,000           100,229
Tesoro Corp.
6.25%       11/01/12 ...................      36,000            35,370 (b)
The Kroger Company
6.80%       12/15/18 ...................      52,000            53,999
Thomson Corp.
5.50%       08/15/35 ...................      47,000            42,263
Time Warner Entertainment Co. LP
8.38%       07/15/33 ...................      71,000            81,808
Time Warner, Inc.
6.88%       05/01/12 ...................       4,000             4,192 (h)
TXU Electric Delivery Co.
5.00%       09/01/07 ...................      48,000            47,680
6.38%       05/01/12 ...................      28,000            28,780
Tyson Foods, Inc.
7.25%       10/01/06 ...................       9,000             9,078
United Overseas Bank Ltd.
4.50%       07/02/13 ...................     100,000            92,824 (b)
United Utilities PLC
6.45%       04/01/08 ...................      42,000            42,750
Valero Energy Corp.
3.50%       04/01/09 ...................      26,000            24,584
Verizon
6.50%       09/15/11 ...................      42,000            42,702
Verizon Pennsylvania Inc.
8.75%       08/15/31 ...................      52,000            60,631 (h)
Viacom, Inc.
5.63%       05/01/07 ...................      15,000            15,004
VTB Capital SA for Vneshtorgbank
5.68%       09/21/07 ...................     100,000           100,405 (b,i)
Wells Fargo & Co.
5.25%       12/01/07 ...................      36,000            35,972
Westar Energy, Inc.
5.15%       01/01/17 ...................      29,000            27,215
7.13%       08/01/09 ...................      26,000            26,725
Westfield Capital
   Corporation Limited
4.38%       11/15/10 ...................      66,000            62,787 (b)


See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.

STRATEGIC INVESTMENT FUND


Schedule of Investments                               March 31, 2006 (unaudited)
--------------------------------------------------------------------------------

                                           PRINCIPAL
                                              AMOUNT             VALUE
--------------------------------------------------------------------------------

Weyerhaeuser Co.
6.13%       03/15/07 ...................  $   13,000      $     13,087
Wisconsin Electric Power
3.50%       12/01/07 ...................      25,000            24,249
                                                            14,312,806

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.1%

Banc of America Funding Corp.
5.76%       03/20/36 ...................      67,933            66,659 (h,i)
5.89%       02/20/36 ...................     135,851           134,026 (h,i)
Banc of America Mortgage
   Securities (Class B)
5.40%       01/25/36 ...................      67,889            65,396 (h,i)
Bank of America Alternative
   Loan Trust
6.50%       07/25/35 ...................     125,346           126,205 (h)
Bear Stearns Commercial
   Mortgage Securities
6.02%       02/14/31 ...................      54,000            54,787 (h)
CalSTRS Trust
4.13%       11/20/12 ...................      60,000            58,894 (b,h)
Countrywide Home Loan Mortgage
   Pass Through Trust (Class M)
5.50%       12/25/35 ...................      43,804            41,505 (h)
Credit Suisse Mortgage Capital
   Certificates (Class C)
5.65%       02/25/36 ...................      24,958            23,753 (i)
Crusade Global Trust (Class A)
5.12%       09/18/34 ...................      17,208            17,247 (h,i)
CS First Boston Mortgage
   Securities Corp.
5.33%       10/25/35 ...................      29,876            27,880 (i)
5.48%       07/15/37 ...................     490,000            14,364 (b,d,h,i)
DLJ Commercial Mortgage Corp.
6.24%       11/12/31 ...................     143,600           146,247 (h)
First Union-Lehman Brothers-Bank
   of America
6.56%       11/18/35 ...................      15,578            15,866
GMAC Commercial Mortgage
   Securities, Inc.
6.42%       05/15/35 ...................     187,054           190,755 (h)
GMAC Commercial Mortgage
   Securities, Inc. (Class X)
5.48%       12/10/41 ...................     841,933            21,391 (d,h,i)
Greenwich Capital Commercial
   Funding Corp.
5.12%       04/10/37 ...................      35,182            34,801 (h)
Impac CMB Trust (Class A)
5.20%       12/25/33 ...................      39,577            39,584 (h,i)
Indymac INDA Mortgage Loan Trust
5.16%       01/25/36 ...................     135,954           124,674 (i)
Indymac INDA Mortgage Loan
   Trust (Class B)
5.16%       01/25/36 ...................     135,954           132,214 (i)
Indymac Index Mortgage Loan Trust
5.42%       06/25/35 ...................      75,630            72,381 (i)


                                           PRINCIPAL
                                              AMOUNT             VALUE
--------------------------------------------------------------------------------

JP Morgan Mortgage Trust
5.41%       11/25/35 ...................  $  112,848      $    110,257 (i)
JPMorgan Chase Commercial
   Mortgage Securities Corp.
6.47%       11/15/35 ...................      25,489            26,650 (h)
LB-UBS Commercial Mortgage Trust
4.06%       09/15/27 ...................      56,722            54,689 (h,i)
4.51%       12/15/29 ...................      29,797            28,491 (h)
5.15%       03/15/34 ...................     141,644             2,401 (b,d,h,i)
5.38%       01/18/12 ...................     628,152            19,931 (d,h,i)
7.27%       02/15/40 ...................     500,294            10,650 (b,d,h,i)
7.62%       03/15/36 ...................     518,558            14,854 (b,d,h,i)
LB-UBS Commercial Mortgage
   Trust (Class X)
7.50%       12/15/39 ...................     451,421             7,991 (b,d,h,i)
Master Alternative Loans Trust
6.50%       08/25/34 - 05/25/35 ........     166,673           168,039 (h)
Master Alternative Loans
   Trust (Class 3)
6.50%       01/25/35 ...................      68,335            69,702 (h)
MLCC Mortgage Investors, Inc.
5.40%       02/25/36 ...................      49,999            46,593 (i)
Morgan Stanley Capital I
7.11%       04/15/33 ...................      42,721            44,762 (h)
Morgan Stanley Dean Witter
   Capital I
5.20%       04/15/34 ...................     126,778             2,745 (b,d,h,i)
5.28%       10/15/35 ...................     195,570             4,064 (b,d,h,i)
Morgan Stanley Dean
   Witter Capital I (Class A)
6.39%       10/15/35 ...................      32,669            34,101 (h)
6.54%       02/15/31 ...................      25,817            26,426 (h)
Nomura Asset Securities
   Corp. (Class A)
6.59%       03/15/30 ...................      88,314            90,267 (h)
Puma Finance Ltd. (Class A)
4.75%       10/11/34 ...................      27,254            27,245 (h,i)
5.12%       03/25/34 ...................      24,967            24,989 (h,i)
Residential Accredit Loans, Inc.
6.00%       01/25/36 ...................     339,329           324,138
Residential Asset Securitization
   Trust (Class A)
5.22%       05/25/35 ...................     234,349           235,019 (h,i)
Structured Asset Securities Corp.
   (Class X)
2.05%       02/25/28 ...................      38,849             2,015 (i)
Wachovia Bank Commercial
   Mortgage Trust
5.51%       03/15/45 ...................      29,000            29,032
Wells Fargo Mortgage Backed
   Securities Trust
5.00%       11/25/20 ...................     135,140           131,284
5.50%       01/25/36 - 03/25/36 ........     379,760           354,864
                                                             3,299,828


See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.

STRATEGIC INVESTMENT FUND


Schedule of Investments                               March 31, 2006 (unaudited)
--------------------------------------------------------------------------------

                                           PRINCIPAL
                                              AMOUNT             VALUE
--------------------------------------------------------------------------------

SOVEREIGN BONDS -- 0.2%

Government of Argentina
8.28%       12/31/33 ................... $   102,205      $    100,416
Government of Bahamas
6.63%       05/15/33 ...................      19,000            20,983 (b,h)
Government of Brazil
7.13%       01/20/37 ...................     136,000           133,280
8.88%       10/14/19 ...................      69,000            79,695 (h)
12.50%      01/05/16 ...................     250,000           116,327
Government of Mexico
5.63%       01/15/17 ...................      58,000            56,173
Government of Philippine
7.75%       01/14/31 ...................     100,000           100,750
Government of Uruguay
8.00%       11/18/22 ...................      30,000            31,350
Province of Quebec Canada
5.00%       07/17/09 ...................      60,000            59,665 (h)
                                                               698,639

TOTAL BONDS AND NOTES
   (COST $64,271,826) ..................                    63,362,539


                                              NUMBER
                                           OF SHARES            VALUE
--------------------------------------------------------------------------------
EXCHANGE TRADED FUNDS -- 1.4%
--------------------------------------------------------------------------------

Financial Select Sector
   SPDR Fund ...........................      25,972      $    845,389 (m)
Industrial Select Sector
   SPDR Fund ...........................     101,274         3,423,061 (m)

TOTAL EXCHANGE TRADED FUNDS
   (COST $3,832,166) ...................                     4,268,450


                                           NUMBER OF
                                           CONTRACTS            VALUE
--------------------------------------------------------------------------------
PURCHASED OPTIONS -- 0.0%*
--------------------------------------------------------------------------------

CALL OPTIONS

U.S. Treasury Notes 2 Yr. Futures ......          10               156

PUT OPTIONS

Eurodollar Futures .....................          10               313
U.S. Treasury Notes 2 Yr. Futures ......          10             3,125
                                                                 3,438

TOTAL PURCHASED OPTIONS
   (COST $5,965)                                                 3,594


TOTAL INVESTMENTS IN SECURITIES
   (COST $276,691,133)                                     291,842,647


                                              NUMBER
                                           OF SHARES             VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 13.6%
--------------------------------------------------------------------------------


SHORT-TERM INVESTMENTS -- 9.6%

GEI Short Term Investment Fund
4.87% ..................................  29,689,299      $ 29,689,299 (d,l)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 4.0%

State Street Navigator Securities
   Lending Prime Portfolio
4.76% ..................................  12,129,327        12,129,327 (d,e)

TOTAL SHORT-TERM INVESTMENTS
   (COST $41,818,626) ..................                    41,818,626


TOTAL INVESTMENTS
   (COST $318,509,759) .................                   333,661,273


LIABILITIES IN EXCESS OF OTHER
   ASSETS, NET -- (8.3)% ...............                   (25,434,977)
                                                          ------------

NET ASSETS -- 100.0% ...................                  $308,226,296
                                                          ============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------


The GE Institutional Strategic Investment Fund had the following short future contract open at March 31, 2006 (unaudited):

                               NUMBER       CURRENT     UNREALIZED
                 EXPIRATION      OF        NOTIONAL    APPRECIATION/
DESCRIPTION         DATE      CONTRACTS      VALUE     DEPRECIATION
--------------------------------------------------------------------------------

Euro Schatz EUR   June 2006      15      $(1,896,184)    $   804
U.S. Treasury
  Notes 10 Yr.
  Futures         June 2006       5         (531,953)     (1,030)
S&P 500 Index
  Futures         June 2006       4       (1,306,500)      3,188
                                                         -------


The GE Institutional Strategic Investment Fund had the following long future contract open at March 31, 2006 (unaudited):

                                    NUMBER     CURRENT       UNREALIZED
                      EXPIRATION      OF       NOTIONAL     APPRECIATION/
DESCRIPTION              DATE      CONTRACTS    VALUE       DEPRECIATION
--------------------------------------------------------------------------------

U.S. Treasury Notes
  2 Yr. Futures       June  2006        10   $2,038,594   $     (3,327)
                                                          ------------
                                                          $       (365)
                                                          ============

See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.

Income Fund
--------------------------------------------------------------------------------


THE INCOME FUND IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS THAT INCLUDES ALFREDO CHANG, PAUL M. COLONNA, MARK DELANEY, ERIC H. GOULD, WILLIAM M. HEALEY AND VITA MARIE PIKE. THE TEAM IS LEAD BY MR. COLONNA, WHO IS VESTED WITH OVERSIGHT AUTHORITY BUT DOES NOT POSSESS THE POWER TO VETO THE INVESTMENT DECISIONS OF HIS CO-MANAGERS. EACH PORTFOLIO MANAGER IS ASSIGNED A CLASS OF ASSETS, THE SIZE OF WHICH ARE DETERMINED BY TEAM CONSENSUS AND ADJUSTED ON A MONTHLY BASIS, IF NECESSARY. ALTHOUGH EACH PORTFOLIO MANAGER MANAGES HIS OR HER ASSET CLASS INDEPENDENT OF THE OTHER TEAM MEMBERS, THE TEAM IS HIGHLY COLLABORATIVE AND COMMUNICATIVE. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 105.


Q. HOW DID THE GE INSTITUTIONAL INCOME FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2006?

A. For the six-month period ended March 31, 2006, the GE Institutional Income Fund returned 0.45% for Investment Class shares and 0.33% for Service Class shares. The Lehman Brothers Aggregate Index, the Fund's benchmark, returned -0.06% and the Fund's Lipper peer group of 479 Intermediate Investment Grade Debt Funds returned an average of -.14% for the same period.


Q. REVIEW WHAT HAPPENED IN THE FIXED INCOME MARKET OVER THE SIX-MONTH PERIOD ENDED MARCH 31, 2006?

A. The US Treasury yield curve continued in what bond investors call a "bear flattening" trend over the course of the last two quarters, "bear" referring to an increase in rates and "flattening" referring to the yield spread between short and long rates narrowing. The Federal Reserve raised its target for Fed funds four times in 25 basis point increments to 4.75%, thrice under chairman Alan Greenspan who departed on January 31st after 18+ years at the helm, and once under the new leadership of Dr. Benjamin Bernanke. The fixed income markets took the four moves in stride as all were expected. In reaction to Fed action, the yields on 3-month treasury bills and 2-year treasury notes rose 106 and 65 basis points to 4.6% and 4.82% respectively, reflecting investor sentiment favoring further rate hikes. Long-term yields were little changed at the end of 2005 from the start of the fourth quarter as economic growth cooled, inflation stayed moderate and foreign demand was healthy. First quarter growth appeared to have rebounded nicely and inflation pressures remained present, which had increased expectations for further rate hikes. Subsequently, yields on 10-year notes and 30-year bonds moved higher, finishing March at 4.85% and 4.89%, up 52 and 32 basis points respectively for the last six months.

    In absolute terms, high yield and emerging market debt were the best performing sectors, both returning in excess of 3% for the six months, supported by positive fundamentals and technicals. US high-grade credit and treasury sectors performed worst posting negative returns of -0.7 and -0.5% respectively. In general, within high-grade securities, BBB and A rated issues underperformed AA and AAA securities.



[PHOTO OMITTED]



PICTURED TO THE RIGHT:
PAUL M. COLONNA

                                                                            Q&A
-------------------------------------------------------------------------------


Q.  WHAT WERE THE PRIMARY DRIVERS OF FUND PERFORMANCE?

A. The key drivers to portfolio performance over the last six months were the allocation to high yield and emerging market debt sectors. These sectors both returned over 3% for the period compared to negative returns for the benchmark. Also contributing positively to relative return was yield curve positioning within the portfolio to take advantage of a flattening yield curve. This strategy proved correct particularly during the last three months of 2005 as the yield difference between the 2-year and 10-year notes narrowed 17 basis points.

Income Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses


As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2006.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

OCTOBER 1, 2005 - MARCH 31, 2006
----------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*
----------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
----------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                           1,004.48                             1.21

     Service Class                   1,000.00                           1,003.28                             2.49
----------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
----------------------------------------------------------------------------------------------------------------------------

     Investment Class                1,000.00                           1,023.45                             1.22

     Service Class                   1,000.00                           1,022.20                             2.51
----------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.24% FOR INVESTMENT CLASS AND 0.50% FOR SERVICE CLASS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 (TO REFLECT THE SIX-MONTH PERIOD).

**   ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED MARCH 31, 2006 WERE AS
     FOLLOWS: 0.45% FOR INVESTMENT CLASS SHARES, AND 0.33% FOR SERVICE CLASS SHARES.

Income Fund                                                          (unaudited)
--------------------------------------------------------------------------------


CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------


INVESTMENT CLASS SHARES
================================================================================



[Line chart omitted, plot points follows]



                       GE INSTITUTIONAL INCOME          LB AGGREGATE BOND INDEX
                       -----------------------          -----------------------
11/21/97                    10,000.00                        10,000.00
9/98                        10,921.12                        10,941.19
9/99                        10,842.65                        10,901.15
9/00                        11,559.12                        11,663.20
9/01                        13,038.16                        13,173.92
9/02                        14,090.28                        14,306.41
9/03                        14,844.46                        15,080.35
9/04                        15,346.43                        15,635.01
9/05                        15,763.49                        16,072.03
3/06                        15,834.21                        16,063.05



AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2006
--------------------------------------------------------------------------------

INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

                           SIX    ONE    FIVE    SINCE      ENDING VALUE OF A
                          MONTHS  YEAR   YEAR  INCEPTION  $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------

Income Fund               0.45%  2.94%  5.02%   5.65%         $15,834
--------------------------------------------------------------------------------

LB Aggregate Bond Index  -0.06%  2.26%  5.11%   5.85%*        $16,063
================================================================================


SERVICE CLASS SHARES
--------------------------------------------------------------------------------


[Line chart omitted, plot points follows]



                      GE INSTITUTIONAL INCOME          LB AGGREGATE BOND INDEX
                      -----------------------          -----------------------
09/30/05                    10,000.00                        10,000.00
10/05                        9,924.99                         9,920.89
11/05                        9,976.72                         9,964.79
12/05                       10,060.16                        10,059.48
1/06                        10,079.16                        10,060.09
2/06                        10,117.95                        10,093.45
3/06                        10,032.77                         9,994.42



AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2006
--------------------------------------------------------------------------------

SERVICE CLASS SHARES
--------------------------------------------------------------------------------

                           SIX    ONE   THREE    SINCE      ENDING VALUE OF A
                          MONTHS  YEAR  YEAR   INCEPTION  $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------

Income Fund               0.33%   N/A    N/A     0.33%        $10,033
--------------------------------------------------------------------------------

LB Aggregate Bond Index  -0.06%  2.26%  2.92%   -0.06%*       $ 9,994
================================================================================


INVESTMENT PROFILE
A mutual fund designed for investors who seek maximum income consistent with prudent investment management and the preservation of capital by investing at least 80% of its net assets in debt securities under normal market conditions and invests primarily in a variety of investment grade debt securities, such as mortgage-backed securities, corporate bonds, U.S. Government securities, and money market instruments.



SECTOR ALLOCATION AS OF MARCH 31, 2006
================================================================================

Portfolio Composition as a % of the Market Value of $372,830
(in thousands) as of March 31, 2006



[Pie chart omitted plot points follows]


Mortgage Backed 29.7%

U.S. Treasuries 22.0%

Corporate Notes 20.2%

Short-Term 14.0%

Asset Backed 12.4%

Federal Agencies 0.9%

Sovereign Bonds 0.8%



QUALITY RATINGS AS OF MARCH 31, 2006
as a % of Market Value
================================================================================
         MOODY'S/S&P/                   PERCENTAGE OF
        FITCH RATING**                  MARKET VALUE
--------------------------------------------------------------------------------
           Aaa / AAA                       77.94%
--------------------------------------------------------------------------------
            Aa / AA                         2.29%
--------------------------------------------------------------------------------
             A / A                          7.56%
--------------------------------------------------------------------------------
           Below  A                         6.93%
--------------------------------------------------------------------------------
        Ba / BB and lower                   5.28%
--------------------------------------------------------------------------------
         NR / Other ***                     0.00%
================================================================================


AN INVESTMENT IN THE GE INSTITUTIONAL INCOME FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST TO THE FUND'S INCEPTION DATE.

** MOODY'S INVESTORS SERVICES INC, STANDARD & POOR'S AND FITCH ARE NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS.

***  LESS THAN 0.01%

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 72 FOR FURTHER INFORMATION.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

INCOME FUND


Schedule of Investments                               March 31, 2006 (unaudited)
--------------------------------------------------------------------------------

                                   INCOME FUND

--------------------------------------------------------------------------------

                                           PRINCIPAL
                                              AMOUNT             VALUE
--------------------------------------------------------------------------------

BONDS AND NOTES -- 91.3%+
--------------------------------------------------------------------------------


U.S. TREASURIES -- 28.5%

U.S. Treasury Bonds
4.50%       02/15/36 ...................  $4,081,000      $  3,828,468 (j)
7.13%       02/15/23 ...................   5,264,000         6,474,193
8.13%       08/15/19 - 08/15/21 ........   2,729,000         3,562,295 (j)
U.S. Treasury Notes
4.13%       08/15/08 ...................     293,000           288,828 (j)
4.25%       01/15/11 ...................   2,220,000         2,165,033 (j)
4.38%       01/31/08 - 11/15/08 ........   7,446,000         7,380,706 (j)
4.50%       02/15/09 - 02/15/16 ........  53,606,000        52,484,516 (j)
4.63%       02/29/08 ...................   6,073,000         6,048,587 (j)
                                                            82,232,626

FEDERAL AGENCIES -- 1.2%

Federal Farm Credit Bank
3.75%       01/15/09 ...................   1,511,000         1,458,736
Federal Home Loan Mortgage Corp.
4.75%       12/08/10 ...................   2,048,000         2,008,047 (h)
                                                             3,466,783

AGENCY MORTGAGE BACKED -- 19.6%

Federal Home Loan Mortgage Corp.
4.50%       06/01/33 - 10/01/35 ........   1,358,550         1,253,299
5.00%       07/01/35 - 10/01/35 ........   1,727,989         1,644,374
5.50%       05/01/20 ...................     186,368           185,160
6.00%       04/01/17 - 05/01/35 ........   2,292,749         2,302,997
6.50%       01/01/27 - 12/01/34 ........   2,074,184         2,115,570 (h)
7.00%       10/01/16 - 02/01/35 ........     377,488           389,013
7.50%       01/01/08 - 09/01/33 ........     102,464           106,324
8.00%       11/01/30 ...................      57,299            61,123
8.50%       04/01/30 - 05/01/30 ........     104,682           112,719
9.00%       12/01/16 ...................       7,078             7,615
9.50%       04/01/21 ...................         588               641
Federal National Mortgage Assoc.
4.00%       05/01/19 - 06/01/19 ........     708,791           663,744
4.50%       05/01/18 - 02/01/35 ........   6,187,663         5,838,427
5.00%       06/01/20 - 08/01/35 ........   2,535,120         2,432,449
5.50%       03/01/14 - 08/01/35 ........   3,898,574         3,843,660
5.50%       10/01/24 ...................     134,765           132,466 (i)
6.00%       02/01/14 - 08/01/35 ........   7,606,275         7,623,563
6.50%       07/01/17 - 02/01/35 ........   5,688,431         5,802,399
7.00%       08/01/13 - 05/01/35 ........   2,046,191         2,108,138 (h)
7.50%       12/01/09 - 03/01/34 ........     848,898           885,692 (h)
8.00%       12/01/12 - 11/01/33 ........     397,304           422,849
8.50%       05/01/31 ...................      17,833            19,296
9.00%       06/01/09 - 12/01/22 ........     124,642           131,053
5.00%       TBA ........................  10,870,000        10,594,859 (c)
6.00%       TBA ........................   1,825,000         1,824,431 (c)
Government National
   Mortgage Assoc.
4.50%       08/15/33 - 09/15/34 ........   1,355,975         1,276,165 (h)
5.00%       08/15/33 ..................      249,084           241,424
6.00%       04/15/27 - 06/15/35 ........   1,081,130         1,093,703


                                           PRINCIPAL
                                              AMOUNT             VALUE
--------------------------------------------------------------------------------

6.50%       04/15/19 - 08/15/34 ........ $   660,395      $    684,113
7.00%       03/15/12 - 06/15/34 ........     164,289           169,671
7.50%       01/15/23 - 10/15/33 ........     181,098           189,907
8.00%       02/15/30 - 09/15/30 ........       3,486             3,739
8.50%       10/15/17 ...................      27,052            28,943
9.00%       11/15/16 - 12/15/21 ........     152,709           167,008
5.50%       TBA ........................   2,255,000         2,232,450 (c)
                                                            56,588,984

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 5.9%

Collateralized Mortgage Obligation
   Trust (Class B)
6.60%       11/01/18 ...................       2,908             2,397 (d,f,h)
Federal Home Loan Mortgage Corp.
1.90%       10/15/18 ...................   1,012,167            51,799 (g,h,i)
2.40%       12/15/30 ...................   2,261,540           117,317 (g,h,i)
3.74%       10/15/33 ...................     373,840           265,558 (i)
4.50%       04/15/13 - 03/15/19 ........   1,977,627           191,893 (g)
4.50%       05/15/17 - 11/15/19 ........     765,600           709,670
4.61%       12/15/33 ...................     231,580           177,374 (i)
5.00%       01/15/11 - 12/01/34 ........   9,613,456         1,635,809 (g,h)
5.00%       05/15/20 - 02/15/35 ........   5,774,080         5,285,159 (h)
5.50%       04/15/17 - 06/15/33 ........     996,414           187,076 (g)
5.50%       10/15/34 ...................     555,005           552,308
6.14%       06/15/33 ...................     794,803           735,566 (i)
7.50%       01/15/16 ...................      99,527           103,067
7.50%       07/15/27 ...................      30,142             6,728 (g)
8.00%       02/01/23 - 07/01/24 ........      29,308             6,889 (g)
8.00%       04/15/20 ...................       1,012             1,010
10.09%      09/25/43 ...................   3,530,594            46,022 (d,g,h,i)
Federal Home Loan Mortgage STRIPS
6.07%       08/01/27 ...................       6,656             5,380 (d,f)
Federal National Mortgage Assoc.
1.17%       12/25/42 ...................     852,985            20,658 (g,h,i)
2.18%       10/25/29 ...................     762,468            39,424 (g,i)
2.28%       12/25/30 ...................   1,120,420            51,355 (g,h,i)
2.68%       05/25/18 ...................   1,085,188            67,933 (g,h,i)
2.78%       09/25/42 ...................   2,363,690           195,004 (g,h,i)
2.83%       04/25/17 - 10/25/17 ........   1,691,446           107,695 (g,h,i)
2.88%       08/25/16 ...................     534,548            26,943 (g,i)
3.28%       06/25/42 ...................     702,322            49,901 (g,i)
4.00%       02/25/28 ...................      56,840            55,473
4.50%       05/25/18 ...................     359,336            38,404 (g,h)
4.50%       12/25/19 ...................     287,100           257,879 (h)
4.56%       09/25/31 ...................     505,642           452,910 (h,i)
4.75%       11/25/14 ...................     214,027            16,295 (g)
5.00%       02/25/11 - 02/25/32 ........     499,228            45,198 (g,h)
5.00%       03/25/35 ...................     382,800           346,465 (h)
5.50%       01/25/27 ...................     461,691            56,283 (g,h)
5.50%       07/25/34 - 02/25/35 ........   1,176,921         1,169,997 (h)
5.75%       02/25/35 ...................     574,200           574,648 (h)
6.00%       12/25/34 ...................     364,700           363,618 (h)
6.50%       12/25/34 ...................     274,185           278,812 (h)
8.00%       07/25/14 ...................     296,972           303,291
Federal National Mortgage
   Assoc. (Class 1)
4.69%       11/01/34 ...................   1,231,874           896,984 (d,f)
Federal National Mortgage
   Assoc. (Class S)
2.28%       02/25/31 ...................     748,724            33,772 (g,i)


See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.

INCOME FUND


Schedule of Investments                               March 31, 2006 (unaudited)
--------------------------------------------------------------------------------

                                           PRINCIPAL
                                              AMOUNT             VALUE
--------------------------------------------------------------------------------

Federal National Mortgage
   Assoc. REMIC
4.50%       11/25/13 ...................  $  870,644      $     39,524 (g,h)
5.00%       10/25/22 ...................     333,782            54,889 (g,h)
5.50%       08/25/33 ...................   1,306,299           304,456 (g,h)
6.01%       03/25/31 ...................     755,488           723,044 (h,i)
Federal National Mortgage
   Assoc. REMIC (Class B)
5.92%       12/25/22 ...................       2,067             1,665 (d,f)
Federal National Mortgage
   Assoc. REMIC (Class J)
1080.91%    03/25/22 ...................          33               526 (g)
Federal National Mortgage
   Assoc. REMIC (Class K)
1008.00%    05/25/22 ...................          45             1,444 (g)
Federal National Mortgage
   Assoc. STRIPS (Class 2)
7.50%       11/01/23 ...................     159,247            38,443 (g)
8.00%       08/01/23 - 07/01/24 ........      61,266            14,089 (g)
8.50%       03/01/17 - 07/25/22 ........       6,661             1,556 (g)
9.00%       05/25/22 ...................       2,091               580 (g)
Government National Mortgage Assoc.
5.00%       02/16/34 ...................     427,460           390,351 (h)
Vendee Mortgage Trust
21.54%      05/15/33 ...................   2,372,091            62,267 (d,g,h,i)
                                                            17,162,798

ASSET BACKED -- 3.6%

Accredited Mortgage Loan Trust
   (Class A)
5.12%       07/25/34 ...................     152,935           153,299 (h,i)
Bank One Issuance Trust
3.59%       05/17/10 ...................     121,740           119,053
Bear Stearns Asset Backed
   Securities Inc. (Class A)
5.19%       01/25/34 ...................     115,558           115,821 (h,i)
BMW Vehicle Owner Trust (Class B)
2.93%       03/25/09 ...................     261,000           259,056
Capital One Master Trust (Class C)
6.70%       06/15/11 ...................     304,000           312,265 (b,h)
Capital One Prime Auto Receivables
Trust (Class A)
4.83%       09/17/07 ...................      24,555            24,555 (i)
Carmax Auto Owner Trust
4.35%       03/15/10 ...................     301,000           295,278
Chase Funding Mortgage Loan
   Backed Certificates
5.07%       03/25/32 ...................      76,225            76,336 (h,i)
Citibank Credit Card Issuance Trust
4.45%       04/07/10 ...................     339,000           332,498
CNH Equipment Trust (Class A)
4.91%       12/15/10 ...................     276,000           276,490 (b,h,i)
Countrywide Asset-Backed (Class A)
5.09%       05/25/36 ...................     115,704           115,853 (h,i)
5.10%       08/25/32 ...................      17,355            17,356 (h,i)
Countrywide Home Equity Loan (Class A)
4.98%       07/15/27 ...................      96,315            96,319 (h,i)


                                           PRINCIPAL
                                              AMOUNT             VALUE
--------------------------------------------------------------------------------

First Franklin Mtg Loan Asset
   Backed Certificates
5.10%       01/25/35 ................... $   138,000      $    138,219 (h,i)
Fleet Home Equity Loan
   Trust (Class A)
5.03%       01/20/33 ...................     300,974           301,261 (h,i)
Ford Credit Floorplan Master
   Owner Trust (Class A)
4.79%       07/15/09 ...................   2,700,000         2,697,367 (i)
Honda Auto Receivables Owner
   Trust (Class A)
4.15%       10/15/10 ...................     327,588           320,274
Household Automotive Trust (Class A)
5.05%       07/17/09 ...................     352,438           352,614 (h,i)
Metris Master Trust (Class A)
4.93%       10/20/10 ...................   2,000,000         2,000,674 (i)
Mid-State Trust
7.54%       07/01/35 ...................       6,833             7,040 (h)
Peco Energy Transition Trust
6.52%       12/31/10 ...................     238,000           249,010 (h)
Residential Asset Mortgage
   Products, Inc.
5.06%       03/25/34 ...................      81,051            81,122 (h,i)
5.15%       12/25/33 ...................     138,730           138,868 (h,i)
Residential Asset Securities Corp.
5.07%       07/25/32 ...................      44,457            44,489 (h,i)
Residential Asset Securities
   Corp. (Class A)
4.16%       07/25/30 ...................     237,512           234,137 (h,i)
5.09%       04/25/32 ...................     165,844           165,824 (h,i)
5.11%       06/25/33 ...................      50,133            50,183 (h,i)
5.19%       01/25/33 ...................     163,682           163,938 (h,i)
SLM Student Loan Trust (Class A)
4.54%       06/15/18 ...................     431,900           432,153 (h,i)
Volkswagen Auto Lease Trust (Class A)
3.94%       10/20/10 ...................     201,000           197,328
Wachovia Asset Securitization Inc.
   (Class A)
5.04%       06/25/34 ...................     333,652           333,873 (h,i)
Wells Fargo Home Equity Trust
3.97%       09/25/24 ...................     155,000           151,337 (h,i)
                                                            10,253,890

CORPORATE NOTES -- 23.2%

Abbey National PLC
7.95%       10/26/29 ...................     370,000           451,061 (h)
AES Corp.
8.75%       06/15/08 ...................     657,000           684,923 (h)
AIG SunAmerica Global Financing VII
5.85%       08/01/08 ...................     305,000           308,278 (b,h)
Air Jamaica Ltd.
9.38%       07/08/15 ...................     665,000           684,950 (b,h)
Allegiance Corp.
7.00%       10/15/26 ...................     225,000           237,120 (h)
Allied Waste North America
7.25%       03/15/15 ...................     809,000           825,180 (h)
Allstate Life Global Funding Trusts
3.85%       01/25/08 ...................     399,000           388,776 (h)
Alltel Corp.
4.66%       05/17/07 ...................     511,800           508,371 (h)


See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.

INCOME FUND


Schedule of Investments                               March 31, 2006 (unaudited)
--------------------------------------------------------------------------------

                                           PRINCIPAL
                                              AMOUNT             VALUE
--------------------------------------------------------------------------------

Altria Group, Inc.
7.20%       02/01/07 ................... $   194,000      $    195,953
American Electric Power Company, Inc.
4.71%       08/16/07 ...................      74,500            73,782 (h,k)
American Electric Power
   Company, Inc. (Series D)
5.25%       06/01/15 ...................     289,000           276,744 (h)
American General Corp.
7.50%       08/11/10 ...................     212,000           227,508 (h)
Appalachian Power Co. (Series G)
3.60%       05/15/08 ...................     181,000           174,413 (h)
Appalachian Power Co. (Series K)
5.00%       06/01/17 ...................     250,000           230,743 (h)
Archer-Daniels-Midland Company
7.00%       02/01/31 ...................     250,000           279,143 (h)
Assurant, Inc.
6.75%       02/15/34 ...................     353,000           366,437 (h)
AT&T, Inc.
4.13%       09/15/09 ...................     500,000           478,101
5.63%       06/15/16 ...................     580,000           563,815
5.88%       08/15/12 ...................     250,000           251,322
BAC CAP TRUST V
5.63%       03/08/35 ...................     376,000           348,343 (h)
Banco BMG S.A.
9.15%       01/15/16 ...................     200,000           205,000 (b,h)
Banco Mercantil del Norte S.A.
5.88%       02/17/14 ...................     500,000           500,000 (b,h,i)
Banco Santander Chile
5.38%       12/09/14 ...................     381,000           367,482 (b,h)
Bavaria S.A.
8.88%       11/01/10 ...................     263,000           284,040 (b,h)
8.88%       11/01/10 ...................     199,000           215,915
BellSouth Corp.
6.55%       06/15/34 ...................     356,000           355,356 (h)
BNP US Funding LLC (Series A)
7.74%       12/31/49 ...................     174,000           179,871 (b,h,i)
BNSF Funding Trust I
6.61%       12/15/55 ...................     301,000           295,046 (h,i)
Boyd Gaming Corp.
7.13%       02/01/16 ...................     385,000           390,294 (h)
BRE Properties Inc. (REIT)
5.95%       03/15/07 ...................     350,000           350,021 (h)
British Aerospace Finance, Inc.
7.50%       07/01/27 ...................     243,000           270,679 (b,h)
Burlington Northern Santa Fe Corp.
8.13%       04/15/20 ...................     550,000           666,832 (h)
Campbell Soup Co.
5.50%       03/15/07 ...................     292,000           292,192 (h)
Capital One Bank
6.50%       06/13/13 ...................     139,000           144,371 (h)
Capital One Financial Corp.
8.75%       02/01/07 ...................     378,000           388,116 (h)
Carolina Power & Light Co.
5.15%       04/01/15 ...................     179,000           172,124 (h)
5.70%       04/01/35 ...................      92,000            86,407 (h)
6.13%       09/15/33 ...................     241,000           240,766 (h)
Chesapeake Energy Corp.
7.75%       01/15/15 ...................     727,000           759,715 (h)
Clear Channel Communications, Inc.
4.63%       01/15/08 ...................     229,000           224,770 (h)


                                           PRINCIPAL
                                              AMOUNT             VALUE
--------------------------------------------------------------------------------

Comcast Cable Communications
   Holdings, Inc.
9.46%       11/15/22 ................... $   117,000      $    146,910 (h)
Consolidated Edison Company
   of New York
5.63%       07/01/12 ...................     170,000           171,067 (h)
Consolidated Natural Gas Co.
5.38%       11/01/06 ...................     371,000           370,940 (h)
Consumers Energy Co.
5.15%       02/15/17 ...................     238,000           221,041 (h)
5.80%       09/15/35 ...................     250,000           231,398 (h)
Corp Interamericana de
   Entretenimiento S.A.
8.88%       06/14/15 ...................     333,000           329,670 (b,h)
Cosan S.A. Industria e Comercio
8.25%       02/28/49 ...................     240,000           231,600 (b)
Countrywide Home Loans, Inc.
5.63%       05/15/07 ...................     317,000           317,760 (h)
COX Communications, Inc.
5.45%       12/15/14 ...................     376,000           356,165 (h)
Crown Americas LLC and Crown
   Americas Capital Corp.
7.75%       11/15/15 ...................     965,000         1,001,188 (b,h)
CSX Transportation, Inc.
9.75%       06/15/20 ...................     146,000           194,399 (h)
DaimlerChrysler NA Holding Corp.
4.05%       06/04/08 ...................     250,000           242,144 (h)
4.75%       01/15/08 ...................     250,000           246,346 (h)
5.88%       03/15/11 ...................     290,000           289,015
6.50%       11/15/13 ...................     605,000           614,256 (h)
DBS Bank Ltd.
5.00%       11/15/19 ...................     443,000           416,582 (b,h,i)
Desarrolladora Homex S.A. de C.V.
7.50%       09/28/15 ...................     258,000           250,260 (h)
Detroit Edison Co. (Series B)
5.45%       02/15/35 ...................     401,000           360,687 (h)
Deutsche Bank Capital
   Funding Trust VII
5.63%       01/19/49 ...................     161,000           154,373 (b,h,i)
Deutsche Telekom International
   Finance BV
3.88%       07/22/08 ...................     470,000           455,385 (h)
DirecTV Holdings LLC
6.38%       06/15/15 ...................     741,000           731,738 (h)
Dominion Resources Inc. (Series B)
4.13%       02/15/08 ...................     333,000           324,852 (h)
Dominion Resources Inc. (Series G)
3.66%       11/15/06 ...................     367,450           363,635 (h,k)
Dominion Resources, Inc.
5.69%       05/15/08 ...................     371,400           372,060 (h,k)
Duke Capital LLC
4.30%       05/18/06 ...................     244,850           244,701 (h)
4.33%       11/16/06 ...................     163,150           162,229 (h)
5.67%       08/15/14 ...................     404,000           398,287 (h)
8.00%       10/01/19 ...................      28,000            32,555 (h)
Echostar DBS Corp.
5.75%       10/01/08 ...................     366,000           362,340 (h)
7.13%       02/01/16 ...................     696,000           684,690 (b,h)
El Paso Electric Co.
6.00%       05/15/35 ...................     378,000           353,256 (h)


See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.

INCOME FUND


Schedule of Investments                               March 31, 2006 (unaudited)
--------------------------------------------------------------------------------

                                           PRINCIPAL
                                              AMOUNT             VALUE
--------------------------------------------------------------------------------

Enterprise Products Operating LP
4.00%       10/15/07 ................... $   835,000      $    816,882 (h)
EOP Operating LP
7.00%       07/15/11 ...................     500,000           525,677 (h)
EOP Operating LP (REIT)
7.75%       11/15/07 ...................     382,000           394,858 (h)
FirstEnergy Corp. (Series B)
6.45%       11/15/11 ...................     340,000           351,810 (h)
FPL Group Capital, Inc. (Series B)
5.55%       02/16/08 ...................     500,400           501,283 (h)
General Mills, Inc.
3.88%       11/30/07 ...................      81,000            79,060 (h)
Georgia Power Co.
4.88%       07/15/07 ...................     386,000           383,690 (h)
Gerdau S.A.
8.88%       12/31/49 ...................     200,000           210,000 (b,h)
Goodrich Corp.
7.10%       11/15/27 ...................     200,000           213,808 (h)
Greater Bay Bancorp
5.25%       03/31/08 ...................     415,000           412,147 (h)
Grupo Televisa S.A.
6.63%       03/18/25 ...................     295,000           290,979 (h)
Grupo Transportacion Ferroviaria
   Mexicana S.A. de C.V.
9.38%       05/01/12 ...................     160,000           176,000
GS Caltex Corp.
5.50%       10/15/15 ...................     384,000           371,237 (b,h)
GTE Corp.
6.94%       04/15/28 ...................     384,000           386,876 (h)
7.51%       04/01/09 ...................     250,000           262,517 (h)
Halliburton Co.
8.75%       02/15/21 ...................     533,000           675,748 (h)
Hopson Development Holdings Ltd.
8.13%       11/09/12 ...................     250,000           258,125 (b,h)
HSBC Bank USA NA
3.88%       09/15/09 ...................     605,000           576,727 (h)
HSBC Capital Funding LP
4.61%       12/29/49 ...................     368,000           337,919 (b,h,i)
HSBC Capital Funding LP (Series 1)
9.55%       12/31/49 ...................     162,000           184,967 (b,h,i)
HSBC Finance Corp.
6.50%       11/15/08 ...................     528,000           542,741 (h)
IBM Canada Credit Services Company
3.75%       11/30/07 ...................     212,000           206,442 (b)
ILFC E-Capital Trust I
5.90%       12/21/65 ...................     951,000           922,963 (b,i)
ING Capital Funding TR III
8.44%       12/29/49 ...................     318,000           353,539 (i)
ING Groep N.V.
5.78%       12/29/49 ...................     250,000           242,621 (i)
International Business Machines Corp.
3.80%       02/01/08 ...................     250,000           244,003
iStar Financial, Inc.
4.88%       01/15/09 ...................     128,000           125,619
7.00%       03/15/08 ...................     170,000           174,317
Kansas Gas & Electric
5.65%       03/29/21 ...................     198,000           191,262
Kimco Realty Corp. (REIT)
4.82%       06/01/14 ...................     250,000           234,009
Kinder Morgan Energy Partners LP
5.13%       11/15/14 ...................     295,000           279,259


                                           PRINCIPAL
                                              AMOUNT             VALUE
--------------------------------------------------------------------------------

Kinder Morgan, Inc.
6.50%       09/01/12 ................... $   298,000      $    308,170 (h)
Kraft Foods, Inc.
5.25%       06/01/07 ...................     256,000           255,422
L-3 Communications Corp.
6.38%       10/15/15 ...................     300,000           295,500
Laboratory Corp of
   America Holdings
5.63%       12/15/15 ...................     250,000           244,172
Loma Negra Compania
   Industrial Agrentina S.A.
7.25%       03/15/13 ...................     194,000           191,090 (b)
Lyondell Chemical Co. (Series A)
9.63%       05/01/07 ...................     664,000           685,580 (h)
MacDermid, Inc.
9.13%       07/15/11 ...................     989,000         1,043,395 (h)
Marsh & McLennan Companies Inc.
4.72%       07/13/07 ...................   1,000,000           998,879 (i)
5.15%       09/15/10 ...................     382,000           374,055
Meritage Homes Corp.
6.25%       03/15/15 ...................   1,117,000           988,545 (h)
MGM Mirage
5.88%       02/27/14 ...................   1,150,000         1,083,875 (h)
Midamerican Energy Holdings Co.
3.50%       05/15/08 ...................     357,000           343,241 (h)
6.13%       04/01/36 ...................     245,000           240,762 (b)
Mohegan Tribal Gaming Authority
8.00%       04/01/12 ...................     646,000           676,685
Morgan Stanley
5.30%       03/01/13 ...................     200,000           195,434
Motorola, Inc.
4.61%       11/16/07 ...................     374,900           370,699
MUFG Capital Finance 1 Ltd.
6.35%       07/29/49 ...................     245,000           243,606 (i)
National Power Corp.
9.02%       08/23/11 ...................     249,000           274,295 (b,i)
NB Capital Trust IV
8.25%       04/15/27 ...................     290,000           307,745 (h)
Nelnet, Inc.
5.13%       06/01/10 ...................     461,000           444,080 (h)
New Cingular Wireless Services Inc.
8.75%       03/01/31 ...................     417,000           527,494 (h)
News America, Inc.
7.25%       05/18/18 ...................     231,000           249,330
Nextel Communications Inc. (Series E)
6.88%       10/31/13 ...................     629,000           653,053
Nordea Bank AB
5.42%       12/29/49 ...................     170,000           162,300 (b,i)
Norfolk Southern Corp.
6.00%       04/30/08 ...................      55,000            55,639
Norfolk Southern Railway Co.
9.75%       06/15/20 ...................     261,000           350,210
Northeast Utilities (Series B)
3.30%       06/01/08 ...................     235,000           224,041
Northrop Grumman Corp.
4.08%       11/16/06 ...................     231,900           230,243
NorthWestern Corp.
5.88%       11/01/14 ...................     257,000           253,136
Ocean Energy, Inc.
4.38%       10/01/07 ...................     141,000           138,755


See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.

INCOME FUND


Schedule of Investments                               March 31, 2006 (unaudited)
--------------------------------------------------------------------------------

                                           PRINCIPAL
                                              AMOUNT             VALUE
--------------------------------------------------------------------------------

Ohio Power Co. (Series E)
6.60%       02/15/33 ................... $   121,000      $    125,933
Owens Brockway Glass
   Container Inc.
6.75%       12/01/14 ...................     320,000           312,800
Pacific Gas & Electric Co.
6.05%       03/01/34 ...................     189,000           184,924
PanAmSat Corp.
9.00%       08/15/14 ...................     739,000           777,798
Pemex Finance Ltd.
9.03%       02/15/11 ...................     470,000           506,510
9.69%       08/15/09 ...................     602,000           642,448 (h)
Pemex Project Funding Master Trust
6.13%       08/15/08 ...................     650,000           655,902
7.38%       12/15/14 ...................     325,000           347,324 (j)
Pepco Holdings, Inc.
5.45%       06/01/10 ...................     425,000           424,513 (i)
5.50%       08/15/07 ...................     386,000           386,198
Potomac Edison Company
5.35%       11/15/14 ...................     178,000           173,418 (h)
Procter & Gamble - Esop (Series A)
9.36%       01/01/21 ...................     625,000           774,405
Puget Energy, Inc.
3.36%       06/01/08 ...................     232,000           222,236
5.48%       06/01/35 ...................     250,000           227,398
Quest Diagnostics Inc.
6.75%       07/12/06 ...................     250,000           250,895
Qwest Corp.
7.63%       06/15/15 ...................     957,000         1,023,990
Rabobank Capital Funding II
5.26%       12/31/49 ...................     543,000           521,922 (b,i)
Rabobank Capital Funding Trust
5.25%       12/29/49 ...................     190,000           179,572 (b,i)
RBS Capital Trust I
4.71%       12/29/49 ...................     250,000           231,323 (i)
5.51%       09/29/49 ...................     698,000           672,744 (i)
Reckson Operating
   Partnership LP (REIT)
5.88%       08/15/14 ...................     218,000           215,225
Residential Capital Corp.
6.13%       11/21/08 ...................     988,000           988,464
Rogers Cable Inc.
5.50%       03/15/14 ...................     596,000           564,710
Simon Property Group LP (REIT)
4.60%       06/15/10 ...................     257,000           247,820
4.88%       08/15/10 ...................     256,000           248,736
Sprint Capital Corp.
6.00%       01/15/07 ...................     598,000           600,837 (h)
8.75%       03/15/32 ...................     920,000         1,148,791 (h)
Standard Chartered Bank
   Hong Kong Ltd.
4.38%       12/03/14 ...................     220,000           211,101 (i)
Stewart Enterprises, Inc.
7.75%       02/15/13 ...................     803,000           770,880 (b,h)
Telefonos de Mexico S.A. de C.V.
4.50%       11/19/08 ...................     140,000           136,132
8.75%       01/31/16 ...................   2,700,000           238,399
TELUS Corp.
7.50%       06/01/07 ...................     414,000           423,417
Tesoro Corp.
6.25%       11/01/12 ...................     191,000           187,658 (b)


                                           PRINCIPAL
                                              AMOUNT            VALUE
--------------------------------------------------------------------------------

The Kroger Company
6.80%       12/15/18 ................... $   244,000      $    253,378
Thomson Corp.
5.50%       08/15/35 ...................     250,000           224,804
Time Warner Entertainment Co. LP
8.38%       07/15/33 ...................     359,000           413,647
Time Warner, Inc.
6.88%       05/01/12 ...................      21,000            22,007 (h)
TXU Electric Delivery Co.
5.00%       09/01/07 ...................     257,000           255,285
6.38%       05/01/12 ...................     111,000           114,093
Tyson Foods, Inc.
7.25%       10/01/06 ...................      17,000            17,147
United Overseas Bank Ltd.
4.50%       07/02/13 ...................     395,000           366,655 (b)
United Utilities PLC
6.45%       04/01/08 ...................     297,000           302,301
Valero Energy Corp.
3.50%       04/01/09 ...................     410,000           387,668
Verizon
6.50%       09/15/11 ...................     241,000           245,026
Verizon Pennsylvania Inc.
8.75%       08/15/31 ...................     250,000           291,495 (h)
Viacom, Inc.
5.63%       05/01/07 ...................      43,000            43,013
VTB Capital SA for Vneshtorgbank
5.68%       09/21/07 ...................     510,000           512,063 (b,i)
Wells Fargo & Co.
5.25%       12/01/07 ...................      41,000            40,968
Westar Energy, Inc.
5.15%       01/01/17 ...................     165,000           154,844
7.13%       08/01/09 ...................     135,000           138,762
Westfield Capital
   Corporation Limited
4.38%       11/15/10 ...................     363,000           345,326 (b)
Weyerhaeuser Co.
6.13%       03/15/07 ...................     142,000           142,948
Wisconsin Electric Power
3.50%       12/01/07 ...................     298,000           289,050
                                                            67,096,908

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 8.3%

Banc of America Funding Corp.
5.39%       02/20/36 ...................     560,433           541,693 (h,i)
5.76%       03/20/36 ...................     207,728           203,833 (h,i)
5.89%       02/20/36 ...................     346,187           341,945 (h,i)
Banc of America Mortgage
   Securities (Class B)
5.33%       10/25/35 ...................     132,225           123,878 (h,i)
5.40%       01/25/36 ...................     216,216           208,753 (h,i)
5.58%       02/25/36 ...................     159,123           155,145 (h,i)
Bank of America Alternative Loan Trust
6.50%       07/25/35 ...................     323,648           325,867 (h)
Bear Stearns Commercial
   Mortgage Securities
5.58%       03/11/39 ...................     171,604           172,075 (i)
6.02%       02/14/31 ...................     424,000           430,183 (h)
CalSTRS Trust
4.13%       11/20/12 ...................     687,000           674,342 (b,h)


See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.

INCOME FUND


Schedule of Investments                               March 31, 2006 (unaudited)
--------------------------------------------------------------------------------

                                           PRINCIPAL
                                              AMOUNT             VALUE
--------------------------------------------------------------------------------

Countrywide Asset-Backed Certificates
5.10%       07/25/35 ................... $   552,000      $    552,156 (h,i)
Countrywide Home Loan Mortgage
   Pass Through Trust (Class M)
5.50%       12/25/35 ...................     194,130           183,944 (h)
Credit Suisse Mortgage Capital
   Certificates (Class C)
5.65%       02/25/36 ...................      94,841            90,261 (h,i)
Crusade Global Trust (Class A)
5.12%       09/18/34 ...................      86,407            86,601 (h,i)
CS First Boston Mortgage
   Securities Corp.
1.54%       03/15/35 ...................   8,431,680           376,104 (b,h,i)
5.33%       10/25/35 ...................     194,214           181,238 (h,i)
5.48%       07/15/37 ...................   6,039,000           177,031 (b,d,h,i)
6.13%       04/15/37 ...................   1,285,560         1,327,942 (h)
DLJ Commercial Mortgage Corp.
6.24%       11/12/31 ...................     248,400           252,979 (h)
First Union-Lehman Brothers-
   Bank of America
6.56%       11/18/35 ...................     310,690           316,439 (h)
GMAC Commercial Mortgage
   Securities, Inc.
6.42%       05/15/35 ...................   1,138,713         1,161,241 (h)
6.47%       04/15/34 ...................     204,404           212,591 (h)
GMAC Commercial Mortgage
   Securities, Inc. (Class X)
5.48%       12/10/41 ...................   9,588,907           243,622 (d,h,i)
Greenwich Capital Commercial
   Funding Corp.
5.12%       04/10/37 ...................     448,472           443,620 (h)
Homeside Mortgage Securities
   Trust (Class A)
4.79%       01/20/27 ...................     186,071           186,117 (h,i)
Impac CMB Trust (Class A)
5.08%       10/25/35 ...................      82,160            82,208 (h,i)
5.20%       12/25/33 ...................     202,762           202,797 (h,i)
Indymac INDA Mortgage Loan Trust
5.16%       01/25/36 ...................     127,957           117,340 (i)
Indymac INDA Mortgage Loan
   Trust (Class B)
5.16%       01/25/36 ...................     127,957           124,437 (i)
Indymac Index Mortgage Loan Trust
5.42%       06/25/35 ...................     327,400           313,332 (i)
JP Morgan Mortgage Trust
5.41%       11/25/35 ...................     656,851           641,770 (i)
JPMorgan Chase Commercial
   Mortgage Securities Corp.
1.16%       01/12/39 ...................   5,131,480           211,112 (b,h,i)
6.47%       11/15/35 ...................     339,248           354,696 (h)
LB-UBS Commercial Mortgage Trust
4.06%       09/15/27 ...................     740,820           714,264 (h,i)
4.51%       12/15/29 ...................     343,248           328,202 (h)
4.53%       01/15/36 ...................   2,349,736           162,649 (b,d,h)
5.15%       03/15/34 ...................   1,234,436            20,926 (b,d,h,i)
5.38%       01/18/12 ...................   8,077,318           256,294 (d,h,i)
6.06%       10/15/35 ...................   2,112,886            93,119 (b,d,i)
6.23%       03/15/26 ...................     138,204           141,291 (h)
6.24%       01/15/36 ...................   3,660,975            98,389 (b,d,h,i)
7.27%       02/15/40 ...................   6,430,453           136,890 (b,d,h,i)
7.62%       03/15/36 ...................   6,121,300           175,350 (b,d,h,i)


                                           PRINCIPAL
                                              AMOUNT             VALUE
--------------------------------------------------------------------------------

LB-UBS Commercial Mortgage
   Trust (Class A)
6.13%       12/15/30 ................... $   285,400      $    294,689 (h)
6.65%       11/15/27 ...................   1,427,276         1,502,828 (h)
LB-UBS Commercial Mortgage
   Trust (Class B)
6.65%       07/14/16 ...................      65,000            68,361 (b,h)
LB-UBS Commercial Mortgage
   Trust (Class X)
7.50%       12/15/39 ...................   3,928,507            69,538 (b,d,h,i)
Master Alternative Loans Trust
5.00%       08/25/18 ...................     324,998            43,468 (g,h)
6.50%       08/25/34 - 05/25/35 ........   1,359,327         1,370,345 (h)
Master Alternative Loans Trust (Class 3)
6.50%       01/25/35 ...................     353,124           360,187 (h)
MLCC Mortgage Investors, Inc.
5.40%       02/25/36 ...................     175,877           163,895 (i)
Morgan Stanley Capital I
7.11%       04/15/33 ...................     440,132           461,162 (h)
Morgan Stanley Dean Witter Capital I
5.20%       04/15/34 ...................   1,096,793            23,748 (b,d,h,i)
5.28%       10/15/35 ...................   1,717,911            35,699 (b,d,h,i)
Morgan Stanley Dean Witter
   Capital I (Class A)
6.39%       10/15/35 ...................     471,800           492,480 (h)
6.54%       02/15/31 ...................     341,228           349,280 (h)
Morgan Stanley Dean Witter
   Capital I (Class X)
1.46%       02/01/31 ...................   1,109,226            49,603 (b,h,i)
Puma Finance Ltd. (Class A)
4.75%       10/11/34 ...................     212,033           211,966 (h,i)
5.12%       03/25/34 ...................     447,088           447,490 (h,i)
Residential Accredit Loans, Inc.
6.00%       01/25/36 ...................     318,605           304,342
6.06%       01/25/36 ...................      99,971            99,397 (i)
Residential Funding Mortgage Security I
5.75%       01/25/36 ...................     216,705           205,524
Residential Mortgage Securities
4.79%       08/10/30 ...................   1,749,840         1,749,840 (b,h,i)
Structured Asset Securities Corp.
   (Class X)
2.05%       02/25/28 ...................      61,212             3,175 (i)
Wachovia Bank Commercial
   Mortgage Trust
5.51%       03/15/45 ...................     859,000           859,945
Wells Fargo Mortgage Backed
   Securities Trust
5.00%       11/25/20 ...................     536,700           521,385
5.39%       08/25/35 ...................     487,964           444,746 (i)
5.50%       01/25/36 - 03/25/36 ........     757,254           712,363
                                                            23,990,122

SOVEREIGN BONDS -- 1.0%

Government of Argentina
8.28%       12/31/33 ...................     428,554           421,054 (h,j)
Government of Bahamas
6.63%       05/15/33 ...................     253,000           279,402 (b,h)
Government of Brazil
7.13%       01/20/37 ...................     314,000           307,720
8.88%       10/14/19 ...................     328,000           378,840 (h)
12.50%      01/05/16 ...................     485,000           225,675


See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.

INCOME FUND


Schedule of Investments                               March 31, 2006 (unaudited)
--------------------------------------------------------------------------------

                                           PRINCIPAL
                                              AMOUNT             VALUE
--------------------------------------------------------------------------------

Government of Indonesia
8.50%       10/12/35 ................... $   250,000      $    278,750 (b)
Government of Mexico
5.63%       01/15/17 ...................     524,000           507,494 (j)
Government of Philippine
7.75%       01/14/31 ...................     245,000           246,838
Government of Uruguay
8.00%       11/18/22 ...................     270,000           282,150
                                                             2,927,923

TOTAL BONDS AND NOTES
   (COST $270,067,287) .................                   263,720,034


                                           NUMBER OF
                                           CONTRACTS            VALUE
--------------------------------------------------------------------------------
PURCHASED OPTIONS -- 0.0%*
--------------------------------------------------------------------------------


CALL OPTIONS

U.S. Treasury Notes 2 Yr. Futures ......          30               469

PUT OPTIONS

Eurodollar Futures .....................          70             2,188
U.S. Treasury Notes 2 Yr. Futures ......          25             7,813
                                                                10,001

TOTAL PURCHASED OPTIONS
   (COST $18,772) ......................                        10,470


                                           PRINCIPAL
                                              AMOUNT             VALUE
--------------------------------------------------------------------------------
SECURITIES PURCHASED WITH COLLATERAL FROM
SECURITIES ON LOAN -- 19.8%
--------------------------------------------------------------------------------


ASSET BACKED -- 12.5%

AESOP Funding II LLC (Class A)
4.90%       04/20/10 ................... $ 2,000,000         2,003,146 (b,i)
American Express Credit Account
   Master Trust (Class A)
4.87%       12/15/08 ...................     338,000           338,044 (i)
Chase Credit Card Master
   Trust (Class A)
4.86%       07/15/10 ...................     491,280           492,249 (i)
CNH Wholesale Master Note
   Trust (Class A)
4.86%       06/15/11 ...................   2,000,000         1,998,060 (i)
Countrywide Asset-Backed
   Certificates
5.25%       05/25/33 ...................       3,706             3,713 (i)
Countrywide Asset-Backed
   Certificates (Class 2)
5.12%       06/25/33 ...................       1,861             1,863 (i)
Countrywide Asset-Backed
   Certificates (Class A)
5.22%       03/25/33 ...................      66,430            66,570 (i)


                                           PRINCIPAL
                                              AMOUNT             VALUE
--------------------------------------------------------------------------------

Countrywide Home Equity Loan
   Trust (Class A)
4.99%       05/15/28 ................... $ 2,155,420      $  2,156,708 (i)
Discover Card Master Trust I (Class A)
4.77%       05/15/11 ...................     828,000           827,884 (i)
First Franklin Mtg Loan Asset
   Backed Certificates
5.00%       12/31/49 ...................     828,000           827,993 (i)
Fleet Credit Card Master
   Trust II (Class A)
4.89%       04/15/10 ...................   2,200,000         2,203,754 (i)
Fleet Home Equity Loan
   Trust (Class A)
5.03%       01/20/33 ...................     123,438           123,556 (h,i)
Ford Credit Floorplan Master
   Owner Trust (Class A)
4.79%       07/15/09 ...................   2,680,000         2,677,387 (i)
GMAC Mortgage Corp. Loan Trust
4.91%       08/25/35 ...................   1,000,000           999,417 (i)
Gracechurch Card
   Funding PLC (Class A)
4.78%       02/17/09 ...................   3,552,000         3,552,669 (i)
Hertz Vehicle Financing LLC
4.91%       05/25/08 ...................   3,000,000         3,001,229 (b,i)
Household Automotive Trust (Class A)
5.09%       05/18/09 ...................     732,957           733,599 (i)
Long Beach Mortgage Loan Trust
4.94%       09/25/35 ...................   3,236,319         3,236,866 (i)
5.10%       09/25/35 ...................   1,656,000         1,658,579 (i)
Metris Master Trust (Class A)
4.93%       10/20/10 ...................     552,000           552,186 (i)
Option One Mortgage Loan
   Trust (Class A)
5.24%       02/25/33 ...................     789,287           791,197 (i)
Residential Asset Mortgage
   Products, Inc.
5.09%       12/25/33 ...................   1,552,000         1,554,908 (i)
Residential Asset Mortgage
   Products, Inc. (Class A)
5.10%       06/25/32 ...................      19,016            19,034 (i)
5.12%       01/25/34 ...................     112,028           112,102 (i)
Saxon Asset Securities Trust
5.05%       05/25/35 ...................   1,081,299         1,081,756 (i)
Structured Asset Investment
   Loan Trust
4.99%       04/25/35 ...................   3,000,000         3,000,996 (i)
Structured Asset Securities Corp.
5.02%       02/25/35 ...................   2,000,000         2,001,650 (i)
                                                            36,017,115

CORPORATE NOTES -- 2.8%

Countrywide Financial Corp.
4.96%       09/13/06 ...................   5,000,000         4,996,595 (i)
Prudential Financial, Inc.
5.04%       06/13/08 ...................   2,276,000         2,279,221 (i)
Toyota Motor Credit Corp.
4.86%       09/15/06 ...................     828,000           828,010 (i)
                                                             8,103,826


See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.

INCOME FUND


Schedule of Investments                               March 31, 2006 (unaudited)
--------------------------------------------------------------------------------

                                           PRINCIPAL
                                              AMOUNT             VALUE
--------------------------------------------------------------------------------

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 4.5%

Banc of America Large Loan
4.96%       03/15/22 ................... $ 3,414,000      $  3,413,194 (b,i)
Countrywide Asset-Backed
   Certificates
5.10%       07/25/35 ...................     552,000           552,156 (h,i)
Crusade Global Trust (Class A)
5.12%       09/18/34 ...................     240,967           241,508 (h,i)
Granite Master Issuer PLC
4.85%       12/20/54 ...................   1,000,000         1,001,315 (i)
Granite Mortgages PLC (Class 1)
4.78%       01/20/43 ...................     135,600           135,896 (i)
GSAMP Trust
4.97%       12/25/35 ...................     276,000           275,998 (i)
Impac CMB Trust (Class A)
5.20%       12/25/33 ...................      78,597            78,610 (h,i)
Interstar Millennium Trust (Class A)
5.10%       03/14/36 ...................     152,521           152,839 (i)
Lehman Brothers Floating Rate
   Commercial Mortgage Trust
4.92%       10/15/17 ...................   2,315,412         2,315,683 (b,i)
MortgageIT Trust (Class 1)
5.08%       05/25/35 ...................   2,974,885         2,973,751 (i)
National RMBS Trust
5.04%       03/20/34 ...................     290,777           290,884 (i)
Residential Accredit Loans, Inc.
5.12%       03/25/34 ...................     143,695           143,814 (i)
Thornburg Mortgage Securities
   Trust (Class A)
5.16%       04/25/43 ...................      88,658            88,763 (i)
Washington Mutual Inc.
5.16%       01/25/45 ...................   1,234,063         1,235,429 (i)
                                                            12,899,840

TOTAL SECURITIES PURCHASED WITH
   COLLATERAL FROM SECURITIES ON LOAN
   (COST $57,014,968) ..................                    57,020,781


TOTAL INVESTMENTS IN SECURITIES
   (COST $327,101,027) .................                   320,751,285


                                              NUMBER
                                           OF SHARES             VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 18.0%
--------------------------------------------------------------------------------


SHORT-TERM INVESTMENTS -- 11.1%

GEI Short Term Investment Fund
4.87% ..................................  32,070,624        32,070,624 (d,l)

SHORT-TERM SECURITIES PURCHASED WITH
COLLATERAL FROM SECURITIES ON LOAN -- 6.9%

GEI Short Term Investment Fund
4.87% ..................................  20,008,441        20,008,441 (d,l)

TOTAL SHORT-TERM INVESTMENTS
   (COST $52,079,065)                                       52,079,065



                                                                 VALUE
--------------------------------------------------------------------------------

TOTAL INVESTMENTS
   (COST $379,180,092) .................                  $372,830,350


LIABILITIES IN EXCESS OF OTHER
   ASSETS, NET -- (29.1)%                                  (84,041,835)
                                                          ------------

NET ASSETS -- 100.0%                                      $288,788,515
                                                          ============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------


The GE Institutional Income Fund had the following long futures contracts open at March 31, 2006 (unaudited):

                                  NUMBER     CURRENT    UNREALIZED
                     EXPIRATION     OF       NOTIONAL  APPRECIATION/
DESCRIPTION             DATE     CONTRACTS     VALUE   DEPRECIATION
--------------------------------------------------------------------------------

U.S. Treasury Notes
   2 Yr. Futures       June 2006     35    $7,135,078      $(11,643)
U.S. Treasury Notes
   5 Yr. Futures       June 2006     65     6,788,438       (35,130)
                                                           --------


The GE Institutional Income Fund had the following short futures contracts open at March 31, 2006 (unaudited):

                                  NUMBER     CURRENT    UNREALIZED
                     EXPIRATION     OF       NOTIONAL  APPRECIATION/
DESCRIPTION             DATE     CONTRACTS     VALUE   DEPRECIATION
--------------------------------------------------------------------------------

Euro Schatz EUR        June 2006     55    $(6,952,673)    $  2,949
U.S.Treasury Notes
   10 Yr. Futures      June 2006     20     (2,127,813)      (4,123)
                                                          --------
                                                          $(47,947)
                                                          ========




See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.

Money Market Fund                                                            Q&A
--------------------------------------------------------------------------------


THE MONEY MARKET FUND IS MANAGED BY DONALD J. DUNCAN. SEE PORTFOLIO MANAGERS' BIOGRAPHICAL INFORMATION BEGINNING ON PAGE 105.


Q. HOW DID THE GE INSTITUTIONAL MONEY MARKET FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2006?

A. For the six-month period ended March 31, 2006, the GE Institutional Money Market Fund returned 2.01% for Investment Class shares and 1.89% for Service Class shares. The 90-day U.S. Treasury Bill, the Fund's benchmark, returned 2.07% and the Fund's Lipper peer group of 359 money market Funds returned an average of 1.67% for the same period.


Q. REVIEW WHAT HAPPENED IN THE FIXED INCOME MARKET OVER THE SIX-MONTH PERIOD ENDED MARCH 31, 2006?

A. The US Treasury yield curve continued in what bond investors call a "bear flattening" trend over the course of the last two quarters, "bear" referring to an increase in rates and "flattening" referring to the yield spread between short and long rates narrowing. The Federal Reserve raised its target for Fed funds four times in 25 basis point increments to 4.75%, thrice under chairman Alan Greenspan who departed on January 31st after 18+ years at the helm, and once under the new leadership of Dr. Benjamin Bernanke. The fixed income markets took the four moves in stride as all were expected. In reaction to Fed action, the yields on 3-month treasury bills and 2-year treasury notes rose 106 and 65 basis points to 4.6% and 4.82% respectively, reflecting investor sentiment favoring further rate hikes. Long-term yields were little changed at the end of 2005 from the start of the fourth quarter as economic growth cooled, inflation stayed moderate and foreign demand was healthy. First quarter growth appeared to have rebounded nicely and inflation pressures remained present, which had increased expectations for further rate hikes. Subsequently, yields on 10-year notes and 30-year bonds moved higher, finishing March at 4.85% and 4.89%, up 52 and 32 basis points respectively for the last six months.

    In absolute terms, high yield and emerging market debt were the best performing sectors, both returning in excess of 3% for the six months, supported by positive fundamentals and technicals. US high-grade credit and treasury sectors performed worst posting negative returns of -0.7 and -0.5% respectively. In general, within high-grade securities, BBB and A rated issues underperformed AA and AAA securities.


Q.  WHAT WERE THE KEY DRIVERS OF FUND PERFORMANCE?

A. A key strategy in the Fund has been to position the average maturity given our outlook for monetary policy. During the last six months, the average Fund maturity was kept short to take advantage of continuing rate hikes by the Federal Reserve. As the Fed funds target was raised four times during the period in increments of 25 basis points, the Fund took advantage of reinvesting at higher rates.



[PHOTO OMITTED]



PICTURED TO THE RIGHT:
DONALD J. DUNCAN

Money Market Fund
--------------------------------------------------------------------------------
                                              Understanding Your Fund's Expenses



As a shareholder of the Fund you incur transaction and ongoing expenses. Transaction expenses including sales charges on purchase payments, reinvested dividends (or other distributions), and redemption fees directly reduce the investment return of the Fund. Ongoing costs include portfolio management fees, distribution and service fees, professional fees, administrative fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have calculated the expenses paid by investors in each share class of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended March 31, 2006.

ACTUAL EXPENSES

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your class under the heading "Expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table do not reflect any transaction costs, such as sales charges or redemption fees.

OCTOBER 1, 2005 - MARCH 31, 2006
-----------------------------------------------------------------------------------------------------------------------------
                               ACCOUNT VALUE AT THE               ACCOUNT VALUE AT THE                  EXPENSES PAID
                            BEGINNING OF THE PERIOD ($)           END OF THE PERIOD ($)            DURING THE PERIOD ($)*

-----------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN**
-----------------------------------------------------------------------------------------------------------------------------
     Investment Class                1,000.00                           1,020.13                             1.27

     Service Class                   1,000.00                           1,018.87                             2.56

-----------------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (2.5% FOR THE PERIOD)
-----------------------------------------------------------------------------------------------------------------------------

     Investment Class                1,000.00                           1,023.40                             1.27

     Service Class                   1,000.00                           1,022.15                             2.56
-----------------------------------------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.25% FOR INVESTMENT CLASS AND 0.51% FOR SERVICE CLASS, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 182/365 (TO REFLECT THE SIX-MONTH PERIOD).
**   ACTUAL FUND RETURNS FOR SIX-MONTH PERIOD ENDED MARCH 31, 2006 WERE AS
     FOLLOWS: 2.01% FOR INVESTMENT CLASS SHARES, AND 1.89% FOR SERVICE CLASS SHARES.

Money Market Fund                                                    (unaudited)
--------------------------------------------------------------------------------



CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------


INVESTMENT CLASS SHARES
================================================================================



[Line chart omitted, plot points follows]



                   GE INSTITUTIONAL MONEY MARKET     DAILY LINKED 90-DAY T-BILL
                   -----------------------------     --------------------------
12/02/97                    10,000.00                        10,000.00
9/98                        10,453.23                        10,423.59
9/99                        10,967.80                        10,899.03
9/00                        11,627.79                        11,526.58
9/01                        12,222.08                        12,048.65
9/02                        12,456.90                        12,262.86
9/03                        12,605.24                        12,401.99
9/04                        12,731.03                        12,540.82
9/05                        13,027.71                        12,884.75
3/06                        13,289.96                        13,152.06



AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2006
--------------------------------------------------------------------------------

INVESTMENT CLASS SHARES
--------------------------------------------------------------------------------

                        SIX     ONE    FIVE     SINCE       ENDING VALUE OF A
                      MONTHS   YEAR    YEAR   INCEPTION   $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------

Money Market Fund     2.01%   3.47%   2.09%     3.47%          $13,290
--------------------------------------------------------------------------------

90 Day T-Bill         2.07%   3.68%   2.12%     3.34%*         $13,152
================================================================================



SERVICE CLASS SHARES+
================================================================================



[Line chart omitted, plot points follows]



                   GE INSTITUTIONAL MONEY MARKET     DAILY LINKED 90-DAY T-BILL
                   -----------------------------     --------------------------
09/30/05                  10,000.00                        10,000.00
10/05                     10,028.38                        10,033.00
11/05                     10,057.12                        10,065.11
12/05                     10,088.33                        10,098.32
1/06                      10,121.42                        10,135.68
2/06                      10,152.86                        10,174.20
3/06                      10,188.68                        10,212.86



AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED MARCH 31, 2006
--------------------------------------------------------------------------------

SERVICE CLASS SHARES
--------------------------------------------------------------------------------

                        SIX     ONE    THREE    SINCE       ENDING VALUE OF A
                      MONTHS   YEAR    YEAR   INCEPTION   $10,000 INVESTMENT (A)
--------------------------------------------------------------------------------

Money Market Fund     1.89%     N/A     N/A    1.89%***       $10,189
--------------------------------------------------------------------------------

90 Day T-Bill         2.07%   3.68%    2.15 %  2.13%*         $10,213
================================================================================


INVESTMENT PROFILE
A mutual fund designed for investors who seek a high level of current income consistent with the preservation of capital and maintenance of liquidity by investing primarily in short-term, U.S. dollar denominated money market instruments.


SECTOR ALLOCATION AS OF MARCH 31, 2006
================================================================================
Portfolio Composition as a % of the Market Value of $26,945
(in thousands) as of March 31, 2006



[pie chart omitted plot points follows]



Commercial Paper 38.5%

Certificates of Deposit 24.2%

Repurchase Agreements 19.1%

U.S. Agencies 9.3%

Corporate Notes 8.3%

Time Deposit 0.6%




FUND YIELD AT MARCH 31, 2006
================================================================================


                                  FUND       IBC'S MONEY FUND**
-------------------------------------------------------------------------------

7-DAY CURRENT                    4.51%++         4.08%
-------------------------------------------------------------------------------

7-DAY EFFECTIVE                  4.61%           4.17%
================================================================================

CURRENT YIELD REPRESENTS INCOME EARNED ON AN INVESTMENT IN THE MONEY MARKET FUND FOR A SEVEN DAY PERIOD AND THEN ANNUALIZED.

EFFECTIVE YIELD IS CALCULATED SIMILARLY BUT IS SLIGHTLY HIGHER BECAUSE IT REFLECTS THE COMPOUNDING EFFECT OF EARNINGS ON REINVESTED DIVIDENDS.

** IBC'S MONEY FUND REPORT PROVIDES AVERAGE YIELD OF ALL MAJOR MONEY MARKET
   FUNDS.


AN INVESTMENT IN THE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.


+ THE SERVICE CLASS SHARES HAD A FULL REDEMPTION DURING THE FISCAL YEAR ENDED SEPTEMBER 30, 2002, AND AS A RESULT DID NOT HAVE ANY INVESTMENT ACTIVITIES SINCE THEN UNTIL IT WAS RESTARTED ON SEPTEMBER 30, 2005.
++ THE SEVEN DAY CURRENT YIELD, RATHER THAN THE TOTAL RETURN, MORE CLOSELY REFLECTS THE CURRENT EARNINGS OF THE MONEY MARKET FUND AT MARCH 31, 2006.
* INDEX RETURNS ARE NOT AVAILABLE FROM THE FUND'S INCEPTION DATE AND THEREFORE ARE CALCULATED FROM THE MONTH END NEAREST TO THE FUND'S INCEPTION DATE.
*** THE "SINCE INCEPTION" PERFORMANCE RESULTS SHOWN IS FOR THE PERIOD BETWEEN OCTOBER 1, 2005 TO MARCH 31, 2006, ON AN ANNUALIZED BASIS. THE "SINCE INCEPTION" PERFORMANCE RESULTS FOR THE PERIOD BETWEEN JANUARY 3, 2001 TO SEPTEMBER 30, 2002 WAS 3.13% ON AN ANNUALIZED BASIS.

SEE NOTES TO PERFORMANCE BEGINNING ON PAGE 72 FOR FURTHER INFORMATION.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MONEY MARKET FUND


Schedule of Investments                               March 31, 2006 (unaudited)
--------------------------------------------------------------------------------

                               MONEY MARKET FUND

--------------------------------------------------------------------------------

                                           PRINCIPAL         AMORTIZED
                                              AMOUNT              COST
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 99.9%
--------------------------------------------------------------------------------


U.S. GOVERNMENTS -- 9.3%


U.S. AGENCIES

Federal National Mortgage Assoc.
4.34%       04/19/06 ................... $   800,000      $    798,298 (d)
4.75%       07/12/06 ...................   1,740,000         1,716,934 (d)
                                                             2,515,232

COMMERCIAL PAPER -- 38.4%

Abbey National PLC
4.46%       05/05/06 ...................     440,000           438,145
4.72%       05/05/06 ...................     660,000           657,058
Bear Stearns Companies
4.63%       04/11/06 ...................     460,000           459,408
BNP Paribas
4.65%       05/08/06 ...................     460,000           457,800
4.72%       05/08/06 ...................     640,000           636,895
Ciesco L P
4.69%       05/09/06 - 05/10/06 ........     450,000           447,742
4.72%       04/17/06 ...................     600,000           598,741
Credit Suisse First Boston
4.50%       04/06/06 ...................     610,000           609,932
4.62%       04/07/06 ...................     460,000           459,646
HBOS PLC
4.63%       05/15/06 ...................     360,000           357,963
4.74%       05/15/06 ...................     700,000           695,945
Jupiter Securitization Corp.
4.72%       04/18/06 ...................   1,090,000         1,087,571
Old Line Funding Corp.
4.58%       04/10/06 ...................     220,000           219,748
4.70%       04/07/06 ...................     800,000           799,373
Rabobank USA Financial Corp.
4.83%       04/03/06 ...................   1,340,000         1,339,640
UBS AG
4.58%       04/03/06 ...................     460,000           459,883
4.66%       04/03/06 ...................     640,000           639,834
                                                            10,365,324

REPURCHASE AGREEMENTS -- 19.1%

Barclays
   4.78% date 03/31/06, $1,000,398 to
   be received on 04/03/06, collateralized
   by $1,020,146 U.S. Government
   Agency Bond, Zero Coupon,
   maturing 08/04/06 ...................   1,000,000         1,000,000
Goldman Sachs
   4.78% date 03/31/06, $2,000,797 to
   be received on 04/03/06, collateralized
   by $2,040,295 U.S. Government
   Agency Bond, Coupon Rate 3.625%
   maturing 09/15/08 ...................   2,000,000        2,000,000


                                           PRINCIPAL         AMORTIZED
                                              AMOUNT              COST
--------------------------------------------------------------------------------

UBS
   4.81% date 03/31/06, $2,140,858 to
   be received on 04/03/06, collateralized
   by $2,185,023 U.S. Government
   Agency Bond, Coupon Rate 4.75%
   maturing 01/19/16 ................... $ 2,140,000      $  2,140,000
                                                             5,140,000

CORPORATE NOTES -- 8.3%

American Express Credit Corp.
4.92%       04/19/06 ...................     470,000           470,306 (i)
Canadian Imperial Bank
4.78%       04/24/06 ...................     460,000           460,000 (i)
Greenwich Capital Holdings Inc.
4.68%       04/13/06 ...................     380,000           380,000 (i)
Morgan Stanley
4.66%       04/03/07 ...................     470,000           470,072 (i)
Societe Generale
4.77%       04/28/06 ...................     460,000           459,961 (i)
                                                             2,240,339

TIME DEPOSIT -- 0.6%

State Street Corp.
4.45%       04/03/06 ...................     154,822           154,822 (e)

CERTIFICATES OF DEPOSIT -- 24.2%

Bank Nova Scotia
4.79%       05/10/06 ...................   1,080,000         1,080,000
Citibank New York N.A.
4.87%       06/14/06 ...................     460,000           460,000
4.89%       06/22/06 ...................     610,000           610,000
Dexia Credit Local S.A.
4.72%       04/21/06 ...................   1,090,000         1,090,000
Fortis Bank
4.68%       04/13/06 ...................     460,000           460,000
Fortis Funding
4.68%       04/13/06 ...................     640,000           639,002
HSBC Bank USA
4.81%       06/22/06 ...................   1,090,000         1,090,000
Royal Bank of Canada N Y Branch
4.62%       04/17/06 ...................     480,000           480,000
4.70%       04/17/06 ...................     620,000           620,000
                                                             6,529,002

TOTAL SHORT-TERM INVESTMENTS
   (COST $26,944,719) ..................                    26,944,719


OTHER ASSETS AND LIABILITIES,
   NET -- 0.1% .........................                        27,698
                                                          ------------

NET ASSETS -- 100.0%                                      $ 26,972,417
                                                          ============


See Notes to Schedules of Investments on page 73 and Notes to Financial Statements on page 90.

Notes to Performance                                  March 31, 2006 (unaudited)
--------------------------------------------------------------------------------


Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares.

Current performance may be lower or higher than that shown. You may call toll-free (800) 242-0134 or visit the Funds' website at http://www.geam.com for performance information as of the most recent month end.

Shares of the GE Institutional Funds are neither insured nor guaranteed by the U.S. Government, and their prices will fluctuate with market conditions.

The S&P 500 Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock U.S. market performance. The Russell 2000 Index is a market capitalization-weighted index consisting of approximately 2,000 of the smallest U.S.-domiciled publicly traded common stocks that are included in the Russell 3000(R) Index. These common stocks represent approximately 8% of the total market capitalization of the Russell 3000 Index. The MSCI(R) EAFE(R) Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets outside the U.S. and Canada and excludes certain market segments unavailable to U.S. based investors. The LB Aggregate Bond Index is a market value-weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more.

The 90 Day T-Bill is an unmanaged measure/index of the performance of U.S. Treasury bills currently available in the marketplace having a remaining maturity of 90 days.

The above indices/measures do not reflect the actual cost of investing in the instruments that comprise each index.

The peer universe of funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. This blend is the same as the category blend used by the Wall Street Journal (except for the Strategic Investment Fund for which we use the specific Lipper peer group and the Money Market Fund, which is not in the Wall Street Journal). The actual number of funds and numerical rankings in the Lipper and Wall Street Journal universes could differ since the Wall Street Journal excludes certain funds which do not meet their net asset or number of shareholder publication thresholds. A Fund's performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund's. Such comparisons or rankings are made on the basis of several factors, including the Fund's objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change. Lipper is an independent mutual fund rating service.

The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation or warranty, express or implied, to the investors of the Fund or any member of the public regarding the advisability of investing in the securities generally or in this Fund particularly or the ability of the S&P 500 Index Fund to track general stock market performance.

The views, expressed in this document reflect our judgement as of the publication date and are subject to change at any time without notice.

(a) Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

Notes to Schedules of Investments                     March 31, 2006 (unaudited)
--------------------------------------------------------------------------------


The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)  Non-income producing security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, these Securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2006, these securities amounted to $3,945,094, $2,578,239 and $27,865,439 or 0.33%, 0.84% and 9.65% of net
     assets for the International Equity, Strategic Investment and Income Funds, respectively. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)  Coupon amount represents effective yield.

(e) State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund's custodian and accounting agent.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(h) At March 31, 2006, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(i) Variable or floating rate security. The stated rate represents the rate at March 31, 2006.

(j)  All or a portion of security out on loan.

(k)  Step coupon bond. Security becomes interest bearing at a future date.

(l) GEAM, the investment adviser of the Fund, also serves as investment adviser of the Trust.

(m) Sponsored by SSgA Funds Management, Inc., an affiliate of State Street Bank & Trust Co., the Funds' custodian and accounting agent.

(n) General Electric Co. is the parent company of GE Asset Management Incorporated, the Fund's investment advisor.

+    Percentages are based on net assets as of March 31, 2006.

*    Less than 0.1%.



Abbreviations:

ADR         American Depository Receipt

GDR         Global Depository Receipt

REGD.       Registered

REIT        Real Estate Investment Trust

REMIC       Real Estate Mortgage Investment Conduit

SPDR        Standard and Poors Depository Receipt

STRIPS      Separate Trading of Registered Interest and Principal of Security

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------

                                                                                                                    U.S.
                                                                                                                  EQUITY
                                                                                                                    FUND
                                           --------------------------------------------------------------------------------------
                                                                           INVESTMENT CLASS
                                           --------------------------------------------------------------------------------------
                                           3/31/06+       9/30/05       9/30/04       9/30/03       9/30/02     9/30/01
                                           --------------------------------------------------------------------------------------
INCEPTION DATE                                   --            --            --            --            --     11/25/97

 Net asset value, beginning
   of period ...........................   $  12.07      $  11.13      $  10.20      $   8.54      $  10.43     $  13.90
 INCOME (LOSS) FROM
   INVESTMENT OPERATIONS:
   Net investment
    income..............................       0.08          0.19          0.13          0.11(b)       0.11         0.11
   Net realized and unrealized
    gains (losses)
    on investments......................       0.65          0.91          0.91          1.65         (1.88)       (2.33)
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ................       0.73          1.10          1.04          1.76         (1.77)       (2.22)
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment
    income..............................       0.17          0.16          0.11          0.10          0.12         0.12
   Net realized gains ..................         --            --            --            --            --         1.13
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ....................       0.17          0.16          0.11          0.10          0.12         1.25
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period .........   $  12.63      $  12.07      $  11.13      $  10.20      $   8.54     $  10.43
=================================================================================================================================

TOTAL RETURN (A) .......................      6.12%         9.89%        10.24%        20.70%       (17.28%)     (17.49%)

RATIOS/SUPPLEMENTAL
  DATA:
   Net assets, end of period
    (in thousands) .....................   $547,966      $381,472      $346,065      $302,846      $200,647     $237,144
   Ratios to average net assets:
    Net investment
       income* .........................      1.40%         1.65%         1.18%         1.17%         1.02%        0.90%
    Expenses* ..........................      0.37%         0.37%         0.37%         0.38%         0.38%        0.38%
    Portfolio turnover rate                     36%           42%           29%           27%           51%          47%




                                                                                                                    U.S.
                                                                                                                  EQUITY
                                                                                                                    FUND
                                           --------------------------------------------------------------------------------------
                                                                            SERVICE CLASS
                                           --------------------------------------------------------------------------------------
                                           3/31/06+       9/30/05       9/30/04       9/30/03       9/30/02     9/30/01
                                           --------------------------------------------------------------------------------------
INCEPTION DATE                                   --            --            --            --            --      1/3/01

 Net asset value, beginning
   of period ...........................   $  12.05      $  11.11      $  10.18      $   8.52      $  10.41     $  12.28
 INCOME (LOSS) FROM
   INVESTMENT OPERATIONS:
   Net investment
    income .............................       0.09          0.16          0.10          0.09(b)       0.09         0.06
   Net realized and unrealized
    gains (losses)
    on investments .....................       0.62          0.91          0.92          1.64         (1.89)       (1.93)
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ................       0.71          1.07          1.02          1.73         (1.80)       (1.87)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment
    income..............................       0.14          0.13          0.09          0.07          0.09           --
   Net realized gains                            --            --            --            --            --           --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ....................       0.14          0.13          0.09          0.07          0.09           --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period .........   $  12.62      $  12.05      $  11.11      $  10.18      $   8.52     $  10.41
====================================================================================================================================

TOTAL RETURN (A) .......................      5.95%         9.63%        10.02%        20.38%       (17.53%)     (15.23%)

RATIOS/SUPPLEMENTAL
  DATA:
   Net assets, end of period
    (in thousands) .....................   $ 26,205      $ 26,171      $ 24,348      $ 22,033      $ 18,087     $ 25,669
   Ratios to average net assets:
    Net investment
       income* .........................      1.17%         1.43%         0.93%         0.93%         0.76%        0.66%
    Expenses* ..........................      0.62%         0.62%         0.62%         0.63%         0.63%        0.63%
    Portfolio turnover rate                     36%           42%           29%           27%           51%          47%



See Notes to Financial Highlights and Notes to Financial Statements.

                                                                                 S&P
                                                                               INDEX
                                                                                FUND
                                           -----------------------------------------------------------------------------------------
                                                                           INVESTMENT                                      SERVICE
                                                                              CLASS                                         CLASS
                                           -----------------------------------------------------------------------------   ---------
                                           3/31/06+      9/30/05       9/30/04       9/30/03       9/30/02      9/30/01    3/31/06+
                                           -----------------------------------------------------------------------------   ---------

INCEPTION DATE                                   --            --            --            --            --     11/25/97    9/30/25

 Net asset value, beginning
   of period ...........................   $  11.80      $  10.71      $   9.59      $   7.80      $  10.05     $  15.17    $ 11.80
 INCOME (LOSS) FROM
   INVESTMENT OPERATIONS:
   Net investment
    income .............................       0.12          0.23          0.17          0.16          0.11         0.22       0.10
   Net realized and unrealized
    gains (losses
    on investments......................       0.62          1.06          1.13          1.73         (2.13)       (3.97)      0.62
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL INCOME (LOSS)
  FROM INVESTMENT OPERATIONS                   0.74          1.29          1.30          1.89         (2.02)       (3.75)      0.72
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment
    income..............................       0.22          0.20          0.18          0.10          0.23         0.15       0.21
   Net realized gains ..................         --            --            --            --            --         1.22         --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ....................       0.22          0.20          0.18          0.10          0.23         1.37       0.21
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period .........   $  12.32      $  11.80      $  10.71      $   9.59      $   7.80     $  10.05    $ 12.31
====================================================================================================================================

TOTAL RETURN (A) .......................      6.30%        12.08%        13.62%        24.3  4%     (20.74 %)    (26.83%)     6.16%

RATIOS/SUPPLEMENTAL
  DATA:
   Net assets, end of period
    (in thousands) .....................   $107,681      $102,607       $91,628       $81,601      $ 74,867     $ 46,119    $    11
   Ratios to average net assets:
    Net investment
       income* .........................      1.85%         1.96%         1.57%         1.63%         1.45%       1.16%       1.62%
    Expenses* ..........................      0.15%         0.15%         0.15%         0.15%         0.15%       0.15%       0.39%
    Portfolio turnover rate                      5%           12%           13%           16%           59%          8%          5%


                                                                                VALUE
                                                                               EQUITY
                                                                                 FUND
                                           -----------------------------------------------------------------------------------------
                                                                           INVESTMENT                                      SERVICE
                                                                              CLASS                                         CLASS
                                           -----------------------------------------------------------------------------   ---------
                                           3/31/06+      9/30/05       9/30/04       9/30/03       9/30/02      9/30/01    3/31/06+
                                           -----------------------------------------------------------------------------   ---------

INCEPTION DATE                                   --            --            --            --            --       2/2/00    9/30/25

 Net asset value, beginning
   of period ...........................   $  10.40      $   9.51      $   8.49      $   7.18       $  8.71     $  10.39    $ 10.40
 INCOME (LOSS) FROM
   INVESTMENT OPERATIONS:
   Net investment
    income .............................       0.09          0.23          0.12          0.11          0.10         0.11       0.07
   Net realized and unrealized
    gains (losses)
    on investments .....................       0.52          0.86          1.01          1.32         (1.53)       (1.73)      0.54
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS ................       0.61          1.09          1.13          1.43         (1.43)       (1.62)      0.61
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment
    income .............................       0.18          0.20          0.11          0.12          0.10         0.04       0.18
   Net realized gains ..................         --            --            --            --            --         0.02         --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS.....................       0.18          0.20          0.11          0.12          0.10         0.06       0.18
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period .........   $  10.83      $  10.40      $   9.51       $  8.49       $  7.18     $   8.71    $ 10.83
====================================================================================================================================

TOTAL RETURN (A) .......................      5.96%        11.48%        13.38%        20.13%       (16.65%)     (15.65%)     5.90%

RATIOS/SUPPLEMENTAL
  DATA:
   Net assets, end of period
    (in thousands) .....................   $ 96,299      $ 86,267      $134,299      $126,580      $ 91,475     $ 92,776    $    11
   Ratios to average net assets:
    Net investment
       income* .........................      1.60%         1.88%         1.41%         1.43%         1.25%        1.07%      1.39%
    Expenses* ..........................      0.44%         0.43%         0.41%         0.42%         0.42%        0.42%      0.64%
    Portfolio turnover rate ............        26%           36%           45%           35%           36%          60%        26%



See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------

                                                                                                                      SMALL-CAP
                                                                                                                         EQUITY
                                                                                                                           FUND
                                                                               ------------------------------------------------
                                                                                           INVESTMENT CLASS
                                                                               ------------------------------------------------
                                                                               3/31/06+      9/30/05       9/30/04
                                                                               ------------------------------------------------
INCEPTION DATE                                                                       --            --            --

Net asset value, beginning of period .....................................     $  14.71      $  12.87      $  10.99
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income...................................................         0.04          0.11          0.03
  Net realized and unrealized gains (losses) on investments ..............         2.03          2.54          1.94
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ...........................         2.07          2.65          1.97
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income...................................................         0.06          0.09          0.03
  Net realized gains......................................................         0.27          0.72          0.06
-------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS.......................................................         0.33          0.81          0.09
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period............................................     $  16.45      $  14.71      $  12.87
===============================================================================================================================
TOTAL RETURN (A)..........................................................       14.36%        21.11%        17.97%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)................................     $606,799      $368,178      $206,327
  Ratios to average net assets:
    Net investment income*................................................        0.50%         0.79%         0.32%
    Expenses*.............................................................        0.61%         0.61%         0.62%
    Portfolio turnover rate...............................................          17%           33%          107%


                                                                                                                       SMALL-CAP
                                                                                                                          EQUITY
                                                                                                                            FUND
                                                                               --------------------------------------------------
                                                                                            INVESTMENT                   SERVICE
                                                                                              CLASS                       CLASS
                                                                               ------------------------------------      --------
                                                                                9/30/03       9/30/02      9/30/01       3/31/06+
                                                                               ------------------------------------      --------
INCEPTION DATE                                                                       --            --       8/3/98       9/30/05

Net asset value, beginning of period .....................................      $ 10.14       $ 12.20     $  12.63      $ 14.71
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income ..................................................         0.05(b)       0.04         0.09         0.02
  Net realized and unrealized gains (losses) on investments ..............         0.98         (0.18)        0.50         2.03
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ...........................         1.03         (0.14)        0.59         2.05
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..................................................         0.03          0.08         0.02         0.05
  Net realized gains .....................................................         0.15          1.84         1.00         0.27
---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ......................................................         0.18          1.92         1.02         0.32
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ...........................................     $  10.99       $ 10.14      $ 12.20      $ 16.44
=================================================================================================================================
TOTAL RETURN (A) .........................................................       10.37%        (3.13%)       5.16%       14.24%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ...............................     $ 98,463      $ 18,773     $ 19,932      $    11
  Ratios to average net assets:
    Net investment income* ...............................................         0.50%        0.34%        0.75%        0.22%
    Expenses* ............................................................         0.66%        0.70%        0.70%        0.86%
    Portfolio turnover rate ..............................................          111%         145%         151%          17%


See Notes to Financial Highlights and Notes to Financial Statements.

                                                                                                              INTERNATIONAL
                                                                                                                     EQUITY
                                                                                                                       FUND
                                                                               ---------------------------------------------
                                                                                         INVESTMENT CLASS
                                                                               ---------------------------------------------
                                                                               3/31/06+      9/30/05       9/30/04
                                                                               ---------------------------------------------
INCEPTION DATE                                                                       --            --            --

Net asset value, beginning of period .....................................     $    12.72      $  10.22      $   8.52
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income ..................................................           0.06          0.19          0.15
  Net realized and unrealized gains
    (losses) on investments ..............................................           2.24          2.47          1.67
----------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ...........................           2.30          2.66          1.82
----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..................................................           0.18          0.16          0.12
  Net realized gains .....................................................             --            --            --
----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ......................................................           0.18          0.16          0.12
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ...........................................     $    14.84      $  12.72      $  10.22
============================================================================================================================
TOTAL RETURN (A) .........................................................         18.32%        26.26%        21.53%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ...............................     $1,197,139      $738,984      $511,858
  Ratios to average net assets:
    Net investment income* ...............................................          1.35%         1.85%         1.73%
   Expenses* .............................................................          0.56%         0.57%         0.57%
    Portfolio turnover rate ..............................................            16%           52%           32%










                                                                                                            INTERNATIONAL
                                                                                                                   EQUITY
                                                                                                                     FUND
                                                                               -----------------------------------------
                                                                                            INVESTMENT  CLASS
                                                                               ------------------------------------------
                                                                                 9/30/03        9/30/02      9/30/01
                                                                               ------------------------------------------
INCEPTION DATE                                                                         --            --      11/25/97

Net asset value, beginning of period .....................................       $   6.93      $   8.36      $  13.46
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income ..................................................           0.14(b)       0.10          0.15
  Net realized and unrealized gains
    (losses) on investments ..............................................           1.57         (1.41)        (3.68)
--------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ...........................           1.71         (1.31)        (3.53)
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income ..................................................           0.12          0.12          0.11
  Net realized gains .....................................................             --            --          1.46
--------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ......................................................           0.12          0.12          1.57
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ...........................................     $     8.52      $   6.93      $   8.36
==========================================================================================================================
TOTAL RETURN (A) .........................................................         25.04%       (16.00%)      (29.28%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands) ...............................     $  349,983      $263,346      $258,911
  Ratios to average net assets:
    Net investment income* ...............................................          1.82%         1.29%          1.32%
   Expenses* .............................................................          0.59%         0.59%          0.58%
    Portfolio turnover rate ..............................................            42%           40%            39%



                                                                              INTERNATIONAL
                                                                                     EQUITY
                                                                                       FUND
                                                  ----------------------------------------------------------------------
                                                                                 SERVICE CLASS
                                                 -----------------------------------------------------------------------
                                                   3/31/06+      9/30/05     9/30/04     9/30/03     9/30/02    9/30/01(C)
                                                  -----------------------------------------------------------------------


INCEPTION DATE                                            --          --          --          --          --     1/3/01

Net asset value, beginning of period...........   $    12.69    $  10.19    $   8.50    $   6.91    $   8.34    $  11.37
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income........................         0.04        0.16        0.14        0.12(b)     0.07        0.11
  Net realized and unrealized gains
    (losses) on investments                             2.23        2.48        1.66        1.57       (1.40)      (3.14)
-------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS.         2.27        2.64        1.80        1.69       (1.33)      (3.03)
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income........................         0.15        0.14        0.11        0.10        0.10          --
  Net realized gains...........................           --          --          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS............................         0.15        0.14        0.11        0.10        0.10          --
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period.................   $    14.81    $  12.69    $  10.19    $   8.50    $   6.91    $   8.34
=========================================================================================================================
TOTAL RETURN (A)...............................       18.11%      26.05%      21.23%      24.80%     (16.34%)    (26.65%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands).....   $   10,551    $  8,096    $  6,032    $  4,289    $  2,781    $  2,423
  Ratios to average net assets:
    Net investment income*.....................        1.04%       1.61%       1.52%       1.56%       1.04%       1.54%
    Expenses*..................................        0.81%       0.82%       0.82%       0.84%       0.84%       0.83%
    Portfolio turnover rate....................          16%         52%         32%         42%         40%         39%


Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------

                                                                                                                PREMIER
                                                                                                                 GROWTH
                                                                                                            EQUITY FUND
                                                  -----------------------------------------------------------------------
                                                                             INVESTMENT CLASS
                                                  ----------------------------- -----------------------------------------
                                                   3/31/06+     9/30/05     9/30/04     9/30/03     9/30/02     9/30/01
                                                  ----------------------------- -----------------------------------------

INCEPTION DATE                                            --          --          --          --          --    10/29/99

 Net asset value, beginning
   of period ..................................   $    10.46    $   9.59    $   9.02    $   7.14    $   8.48    $  11.45
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
  Net investment income .......................         0.04        0.10        0.05        0.04(b)     0.02        0.04
  Net realized and unrealized
    gains (losses)
    on investments ............................         0.53        0.86        0.56        1.86       (1.32)      (2.66)
--------------------------------------------------------------------------------------------------------------------------
 TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS .......................         0.57        0.96        0.61        1.90       (1.30)      (2.62)
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .......................         0.07        0.09        0.04        0.02        0.04        0.02
  Net realized gains ..........................           --          --          --          --          --        0.33
--------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................         0.07        0.09        0.04        0.02        0.04        0.35
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ................   $    10.96    $  10.46    $   9.59    $   9.02    $   7.14    $   8.48
==========================================================================================================================

TOTAL RETURN (A) ..............................        5.47%       9.97%       6.79%      26.71%     (15.45%)    (23.58%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets,  end of period
    (in thousands) ............................   $  482,703    $332,148    $335,473    $218,716    $124,665    $128,123
  Ratios to average net assets:
    Net investment income* ....................        0.68%       1.05%       0.60%       0.45%       0.28%       0.40%
    Expenses* .................................        0.37%       0.37%       0.37%       0.39%       0.40%       0.41%
    Portfolio turnover rate ...................          13%         31%         20%         20%         23%         31%



                                                                                                                PREMIER
                                                                                                                 GROWTH
                                                                                                            EQUITY FUND
                                                  -------------------------------------------------------------------------
                                                                               SERVICE CLASS
                                                  -------------------------------------------------------------------------
                                                   3/31/06+     9/30/05     9/30/04     9/30/03     9/30/02     9/30/01(C)
                                                  ----------------------------- -------------------------------------------

INCEPTION DATE                                            --          --          --          --          --    1/3/01

 Net asset value, beginning
   of period ..................................   $    10.42    $   9.57    $   9.00    $   7.12    $   8.46    $  10.35
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income .......................        (0.01)       0.09        0.01        0.02(b)     0.02        0.01
  Net realized and unrealized
    gains (losses)
    on investments ............................         0.57        0.83        0.58        1.86       (1.34)      (1.90)
---------------------------------------------------------------------------------------------------------------------------
 TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS .......................         0.56        0.92        0.59        1.88       (1.32)      (1.89)
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .......................         0.05        0.07        0.02          --        0.02          --
  Net realized gains ..........................           --         --           --          --          --          --
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................         0.05        0.07        0.02          --        0.02          --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ................   $    10.93    $  10.42    $   9.57    $   9.00    $   7.12    $   8.46
===========================================================================================================================

TOTAL RETURN (A) ..............................        5.34%       9.63%       6.58%      26.46%     (15.68%)    (18.26%)

RATIOS/SUPPLEMENTAL DATA:
  Net assets,  end of period
    (in thousands) ............................   $  131,688    $123,773    $109,063    $ 12,501    $  9,196    $  8,629
  Ratios to average net assets:
    Net investment income* ....................        0.43%       0.77%       0.36%       0.20%       0.03%       0.10%
    Expenses* .................................        0.62%       0.62%       0.61%       0.64%       0.65%       0.65%
    Portfolio turnover rate ...................          13%         31%         20%         20%         23%         31%




See Notes to Financial Highlights and Notes to Financial Statements.


                                                                                    STRATEGIC
                                                                                   INVESTMENT
                                                                                         FUND
                                                  ----------------------------------------------------------------------------------
                                                                               INVESTMENT                                   SERVICE
                                                                                  CLASS                                      CLASS
                                                  --------------------------------------------------------------------    ----------
                                                   3/31/06+     9/30/05     9/30/04     9/30/03     9/30/02     9/30/01    3/31/06+
                                                  ---------------------------------------------------------------------   ----------

INCEPTION DATE                                            --          --          --          --          --    10/29/99     9/30/05

 Net asset value, beginning
   of period...................................   $    11.14    $  10.46    $   9.78    $   8.50    $   9.34    $  10.97   $  11.14
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income .......................         0.09        0.19        0.13        0.16(b)     0.09        0.28       0.10
  Net realized and unrealized
    gains (losses)
    on investments ............................         0.71        0.78        0.66        1.29       (0.80)      (1.13)      0.68
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS .......................         0.80        0.97        0.79        1.45       (0.71)      (0.85)      0.78
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .......................         0.19        0.15        0.11        0.17        0.13        0.30       0.18
  Net realized gains ..........................         0.30        0.14          --          --          --        0.48       0.30
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................         0.49        0.29        0.11        0.17        0.13        0.78       0.48
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ................   $    11.45    $  11.14    $  10.46    $   9.78    $   8.50    $   9.34   $  11.44
====================================================================================================================================

TOTAL RETURN (A) ..............................        7.38%       9.33%       8.12%      17.30%      (7.83%)     (8.43%)     7.23%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (in thousands) ............................   $  308,216    $172,146    $112,960    $ 64,263    $ 30,164    $  6,097   $     11
  Ratios to average net assets:
    Net investment income* ....................        2.02%       2.03%       1.57%       1.70%       2.28%       2.48%      1.61%
    Expenses* .................................        0.37%       0.38%       0.39%       0.43%       0.44%       0.45%      0.60%
    Portfolio turnover rate ...................         135%        131%        158%        145%         86%         31%       135%



                                                                                INCOME
                                                                                  FUND
                                                  ----------------------------------------------------------------------------------
                                                                           INVESTMENT                                      SERVICE
                                                                             CLASS                                          CLASS
                                                  ---------------------------------------------------------------------   ----------
                                                   3/31/06+     9/30/05     9/30/04     9/30/03     9/30/02     9/30/01    3/31/06+
                                                  ---------------------------------------------------------------------   ----------


INCEPTION DATE                                            --          --          --          --          --    11/21/97    9/30/05

 Net asset value, beginning
   of period ..................................   $     9.50    $   9.87    $  10.08    $  10.13    $  10.12    $   9.55   $   9.50
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income .......................         0.24        0.42        0.38        0.40        0.51        0.59       0.23
  Net realized and unrealized
    gains (losses)
    on investments ............................         0.20)      (0.16)      (0.05)       0.12        0.27        0.60      (0.20)
---------------------------------------------------------------------------------------------------------
 TOTAL INCOME (LOSS) FROM
  INVESTMENT OPERATIONS .......................         0.04        0.26        0.33        0.52        0.78        1.19       0.03
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .......................         0.24        0.42        0.38        0.42        0.52        0.62       0.23
  Net realized gains ..........................           --        0.21        0.16        0.15        0.25          --         --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................         0.24        0.63        0.54        0.57        0.77        0.62       0.23
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ................   $     9.30    $   9.50    $   9.87    $  10.08    $  10.13    $  10.12   $   9.30
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (A) ..............................        0.45%       2.72%       3.38%       5.35%       8.07%      12.80%      0.33%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (in thousands) ............................     $288,779    $238,846    $222,114    $223,733    $215,987    $216,870   $     10
  Ratios to average net assets:
    Net investment income* ....................        5.21%       4.35%       3.87%       3.96%       5.07%       6.07%      5.02%
    Expenses* .................................        0.24%       0.24%       0.24%       0.24%       0.24%       0.24%      0.50%
    Portfolio turnover rate ...................         164%        298%        369%        354%        332%        338%       164%










See Notes to Financial Highlights and Notes to Financial Statements.

Financial Highlights
Selected data based on a share outstanding throughout the periods indicated
--------------------------------------------------------------------------------

                                                                                MONEY MARKET
                                                                                        FUND
                                                  ------------------------------------------------------------------------
                                                                               INVESTMENT CLASS
                                                  ------------------------------------------------------------------------
                                                   3/31/06+     9/30/05     9/30/04     9/30/03     9/30/02     9/30/01
                                                  ------------------------------------------------------------------------
INCEPTION DATE                                            --          --          --          --          --    12/2/97
Net asset value, beginning of period ..........   $     1.00    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .......................         0.02        0.02        0.01        0.01        0.02        0.05
--------------------------------------------------------------------------------------------------------------------------
 TOTAL INCOME FROM
  INVESTMENT OPERATIONS .......................         0.02        0.02        0.01        0.01        0.02        0.05
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .......................         0.02        0.02        0.01        0.01        0.02        0.05
  Return of capital ...........................           --          --          --          --          --          --
--------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................         0.02        0.02        0.01        0.01        0.02        0.05
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ................   $     1.00    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
==========================================================================================================================
TOTAL RETURN (A) ..............................        2.01%       2.33%       1.00%       1.19%       1.91%       5.11%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (in thousands) ............................   $   26,962    $ 11,592    $ 63,972    $ 83,194    $114,324    $  6,821
  Ratios to average net assets:
    Net investment income* ....................        4.03%       2.04%       0.99%        1.19       1.70%       4.89%
    Expenses* .................................        0.25%       0.26%       0.21%       0.18%       0.18%       0.23%





                                                                                MONEY MARKET
                                                                                       FUND
                                                  -------------------------------------------------------------------------
                                                                                SERVICE  CLASS
                                                  -------------------------------------------------------------------------
                                                   3/31/06+     9/30/05     9/30/04     9/30/03     9/30/02(D)  9/30/01(C)
                                                  ----------------------------- -------------------------------------------
INCEPTION DATE                                            --          --          --          --          --     1/3/01
Net asset value, beginning of period ..........   $     1.00    $     --    $     --    $     --    $   1.00    $   1.00

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .......................         0.02          --          --          --        0.01        0.03
--------------------------------------------------------------------------------------------------------------------------
 TOTAL INCOME FROM
  INVESTMENT OPERATIONS .......................         0.02          --          --          --        0.01        0.03
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income .......................         0.02          --          --          --        0.01        0.03
  Return of capital ...........................           --          --          --          --        1.00          --
---------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...........................         0.02          --          --          --        1.01        0.03
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period ................   $     1.00      $   --      $   --      $   --      $   --     $  1.00
===========================================================================================================================
TOTAL RETURN (A) ..............................        1.89%          --          --          --        1.17%      3.22%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (in thousands) ............................   $       10    $     --    $     --    $     --    $     --    $ 40,894
  Ratios to average net assets:
    Net investment income* ....................        3.80%          --          --          --       1.76%       4.23%
    Expenses* .................................        0.51%          --          --          --       0.45%       0.48%




See Notes to Financial Highlights and Notes to Financial Statements.

Notes to Financial Highlights
--------------------------------------------------------------------------------


(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains distributions.

(b) Net investment income per share is based on average shares outstanding during the period.

(c) Information is for the period January 3, 2001, commencement of investment operations, through September 30, 2001.

(d) The Service Class had a full redemption during the year ended September 30, 2002.

*    Annualized for periods less than one year.

+    Unaudited.
























See Notes to Financial Highlights and Notes to Financial Statements.

                                                                                         U.S                     S&P 500
Statements of Assets                                                                  EQUITY                       INDEX
and Liabilities MARCH 31, 2006 (UNAUDITED)                                              FUND                        FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $534,337,549;
      $84,303,619; $85,121,466; $481,496,074; $906,842,416;
      $541,245,888; $276,691,133; $327,101,027;
      and $0, respectively) ..............................................     $ 564,250,589                $101,825,997
   Investments in affiliated securities, at market (cost $0; $2,856,386;
      $0; $0; $0; $0; $0; $0; and $0, respectively) ......................                --                   3,213,672
   Short-term Investments (at amortized cost) ............................        14,579,011                     199,619
   Short-term affiliated investments (at amortized cost) .................        10,456,705                   2,197,650
   Cash ..................................................................                --                          --
   Restricted cash** .....................................................                --                          --
   Foreign currency (cost $0; $0; $0; $0; $5,673,109; $0; $402,107;
      $0; and $0, respectively) ..........................................                --                          --
   Receivable for investments sold .......................................         1,992,471                     812,378
   Income receivables ....................................................           608,161                     129,150
   Receivable from GEAM ..................................................                --                          --
   Receivable for fund shares sold .......................................           249,459                     533,456
   Receivable for total return swaps .....................................                --                          --
   Variation margin receivable ...........................................             1,550                          --
   Other assets ..........................................................                --                          --
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS .......................................................       592,137,946                 108,911,922
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Payable upon return of securities loaned ..............................        14,579,011                          --
   Payable for investments purchased .....................................         2,563,351                   1,161,571
   Payable for fund shares redeemed ......................................           672,698                      38,051
   Payable to GEAM .......................................................           152,558                      13,986
   Variation margin payable ..............................................                --                       6,930
   Payable to custodian ..................................................                --                          --
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES ..................................................        17,967,618                   1,220,538
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...............................................................     $ 574,170,328                $107,691,384
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
   Capital paid in .......................................................       537,183,783                 109,939,456
   Undistributed (distribution in excess of) net investment income .......         1,376,734                     359,569
   Accumulated net realized gain (loss) ..................................         5,695,215                 (20,509,481)
   Net unrealized appreciation/(depreciation) on:
      Investments ........................................................        29,913,040                  17,879,664
      Futures ............................................................             1,556                      22,176
      Foreign currency related transaction ...............................                --                          --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...............................................................     $ 574,170,328                $107,691,384
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS CLASS:
   Net assets ............................................................     $ 547,965,613                $107,680,765
   Shares outstanding ($.001 par value) ..................................        43,391,427                   8,741,819
   Net asset value, offering and redemption price per share ..............     $       12.63                $      12.32
SERVICE CLASS:
   Net assets ............................................................     $  26,204,715                $     10,619
   Shares outstanding ($.001 par value) ..................................         2,076,449                         862
   Net asset value, offering and redemption price per share ..............     $       12.62                $      12.31


                                                                                       VALUE                   SMALL-CAP
Statements of Assets                                                                  EQUITY                      EQUITY
and Liabilities MARCH 31, 2006 (UNAUDITED)                                              FUND                        FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $534,337,549; $84,303,619;
      $85,121,466; $481,496,074; $906,842,416; $541,245,888; $276,691,133;
      $327,101,027;
      and $0, respectively)...............................................     $   95,663,265               $580,475,006
   Investments in affiliated securities, at market (cost $0; $2,856,386;
      $0; $0; $0; $0; $0; $0; and $0, respectively).......................                 --                         --
   Short-term Investments (at amortized cost) ............................          3,318,582                130,061,743
   Short-term affiliated investments (at amortized cost)..................            528,226                 18,538,386
   Cash ..................................................................                 --                         --
   Restricted cash**......................................................                 --                         --
   Foreign currency (cost $0; $0; $0; $0; $5,673,109; $0; $402,107;
      $0; and $0, respectively)...........................................                 --                         --
   Receivable for investments sold........................................            670,690                  1,188,701
   Income receivables ....................................................            159,807                    555,764
   Receivable from GEAM...................................................                 --                         --
   Receivable for fund shares sold........................................             36,796                 11,055,191
   Receivable for total return swaps......................................                 --                         --
   Variation margin receivable............................................                 --                         --
   Other assets...........................................................                 --                         --
-----------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS........................................................        100,377,366                741,874,791
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Payable upon return of securities loaned...............................          3,318,582                130,061,743
   Payable for investments purchased .....................................            652,376                  4,712,956
   Payable for fund shares redeemed.......................................             61,579                      7,894
   Payable to GEAM........................................................             35,507                    282,057
   Variation margin payable...............................................                 --                         --
   Payable to custodian...................................................                 --                         --
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES...................................................          4,068,044                135,064,650
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS................................................................     $   96,309,322               $606,810,141
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in .......................................................         84,565,833                493,274,729
   Undistributed (distribution in excess of) net investment income                    331,212                    398,124
   Accumulated net realized gain (loss)...................................            870,478                 14,158,356
   Net unrealized appreciation/(depreciation) on:
      Investments.........................................................         10,541,799                 98,978,932
      Futures.............................................................                 --                         --
      Foreign currency related transaction ...............................                 --                         --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS................................................................     $   96,309,322               $606,810,141
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS CLASS:
   Net assets.............................................................     $   96,298,733               $606,798,717
   Shares outstanding ($.001 par value)...................................          8,891,904                 36,884,229
   Net asset value, offering and redemption price per share...............             $10.83               $      16.45
SERVICE CLASS:
   Net assets.............................................................     $       10,589               $     11,424
   Shares outstanding ($.001 par value)...................................                978                        695
   Net asset value, offering and redemption price per share...............     $        10.83               $      16.44



Statements of Assets                                                           INTERNATIONAL
and Liabilities MARCH 31, 2006 (UNAUDITED)                                            EQUITY
----------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $534,337,549;
      $84,303,619; $85,121,466; $481,496,074; $906,842,416;
      $541,245,888; $276,691,133; $327,101,027;
      and $0, respectively)...............................................     $1,162,408,677
   Investments in affiliated securities, at market (cost $0; $2,856,386;
      $0; $0; $0; $0; $0; $0; and $0, respectively).......................                 --
   Short-term Investments (at amortized cost) ............................        268,549,304
   Short-term affiliated investments (at amortized cost)..................         24,367,195
   Cash ..................................................................                 --
   Restricted cash**......................................................          1,404,968
   Foreign currency (cost $0; $0; $0; $0; $5,673,109; $0; $402,107;
      $0; and $0, respectively)...........................................          5,652,668
   Receivable for investments sold........................................          9,772,852
   Income receivables ....................................................          4,715,439
   Receivable from GEAM...................................................                 --
   Receivable for fund shares sold........................................         10,623,920
   Receivable for total return swaps......................................                 --
   Variation margin receivable............................................                 --
   Other assets...........................................................                 --
----------------------------------------------------------------------------------------------------
      TOTAL ASSETS........................................................      1,487,495,023
----------------------------------------------------------------------------------------------------
LIABILITIES
   Payable upon return of securities loaned...............................        268,549,304
   Payable for investments purchased .....................................         10,417,615
   Payable for fund shares redeemed.......................................            274,095
   Payable to GEAM........................................................            523,404
   Variation margin payable...............................................             39,875
   Payable to custodian...................................................                 --
----------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES...................................................        279,804,293
----------------------------------------------------------------------------------------------------
NET ASSETS................................................................     $1,207,690,730
----------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
   Capital paid in .......................................................        980,118,975
   Undistributed (distribution in excess of) net investment income                  4,780,299
   Accumulated net realized gain (loss)...................................        (32,793,941)
   Net unrealized appreciation/(depreciation) on:
      Investments.........................................................        255,566,261
      Futures.............................................................             48,208
      Foreign currency related transaction ...............................            (29,072)
----------------------------------------------------------------------------------------------------

NET ASSETS................................................................     $1,207,690,730
INVESTMENTS CLASS:
 ---------------------------------------------------------------------------------------------------
  Net assets.............................................................      $1,197,139,262
   Shares outstanding ($.001 par value)...................................         80,648,058
   Net asset value, offering and redemption price per share...............     $        14.84
SERVICE CLASS:
   Net assets.............................................................     $   10,551,468
   Shares outstanding ($.001 par value)...................................            712,243
   Net asset value, offering and redemption price per share...............     $        14.81


                                                                                      PREMIER                  STRATEGIC
Statements of Assets                                                                   GROWTH                 INVESTMENT
and Liabilities MARCH 31, 2006 (UNAUDITED)                                        EQUITY FUND                       FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $534,337,549;
      $84,303,619; $85,121,466; $481,496,074; $906,842,416;
      $541,245,888; $276,691,133; $327,101,027;
      and $0, respectively)...............................................     $  594,155,345               $291,842,647
   Investments in affiliated securities, at market (cost $0; $2,856,386;
      $0; $0; $0; $0; $0; $0; and $0, respectively).......................                 --                         --
   Short-term Investments (at amortized cost) ............................         11,121,408                 12,129,327
   Short-term affiliated investments (at amortized cost)..................         20,497,213                 29,689,299
   Cash ..................................................................                 --                        127
   Restricted cash**......................................................                 --                         --
   Foreign currency (cost $0; $0; $0; $0; $5,673,109; $0; $402,107;
      $0; and $0, respectively)...........................................                 --                    402,639
   Receivable for investments sold........................................            610,873                  2,334,426
   Income receivables ....................................................            280,276                    903,404
   Receivable from GEAM...................................................                 --                         --
   Receivable for fund shares sold........................................             66,610                  3,464,804
   Receivable for total return swaps......................................                 --                         --
   Variation margin receivable............................................              7,350                      3,200
   Other assets...........................................................                 --                         --
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS........................................................        626,739,075                340,769,873
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Payable upon return of securities loaned...............................         11,121,408                 12,129,327
   Payable for investments purchased .....................................            645,647                 20,171,058
   Payable for fund shares redeemed.......................................            406,326                    167,224
   Payable to GEAM........................................................            174,775                     75,270
   Variation margin payable...............................................                 --                        696
   Payable to custodian...................................................                 --                         --
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES...................................................         12,348,156                 32,543,575
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS................................................................     $  614,390,919               $308,226,298
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in .......................................................        570,181,080                288,690,858
   Undistributed (distribution in excess of) net investment income                    506,932                  1,120,492
   Accumulated net realized gain (loss)...................................         (9,217,098)                 3,266,131
   Net unrealized appreciation/(depreciation) on:
      Investments.........................................................         52,909,457                 15,151,514
      Futures.............................................................             10,548                       (365)
      Foreign currency related transaction ...............................                 --                     (2,332)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS................................................................     $  614,390,919               $308,226,298
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS CLASS:
   Net assets.............................................................     $  482,702,795               $308,215,573
   Shares outstanding ($.001 par value)...................................         44,040,230                 26,924,560
   Net asset value, offering and redemption price per share...............             $10.96                     $11.45
SERVICE CLASS:
   Net assets.............................................................     $  131,688,124               $     10,725
   Shares outstanding ($.001 par value)...................................         12,046,269                        938
   Net asset value, offering and redemption price per share...............             $10.93                     $11.44

                                                                                                                   MONEY
Statements of Assets                                                                   INCOME                     MARKET
and Liabilities MARCH 31, 2006 (UNAUDITED)                                               FUND                       FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market* (cost $534,337,549;
      $84,303,619; $85,121,466; $481,496,074; $906,842,416;
      $541,245,888; $276,691,133; $327,101,027;
      and $0, respectively)...............................................     $  320,751,285               $         --
   Investments in affiliated securities, at market (cost $0; $2,856,386;
      $0; $0; $0; $0; $0; $0; and $0, respectively).......................                 --                         --
   Short-term Investments (at amortized cost) ............................                 --                 26,944,719
   Short-term affiliated investments (at amortized cost)..................         52,079,065                         --
   Cash ..................................................................                 --                         --
   Restricted cash**......................................................                 --                         --
   Foreign currency (cost $0; $0; $0; $0; $5,673,109; $0; $402,107;
      $0; and $0, respectively)...........................................                 --                         --
   Receivable for investments sold........................................          8,668,416                         --
   Income receivables ....................................................          3,203,405                     21,433
   Receivable from GEAM...................................................                 --                         --
   Receivable for fund shares sold........................................             73,290                      3,436
   Receivable for total return swaps......................................                 --                         --
   Variation margin receivable............................................              3,638                         --
   Other assets...........................................................             94,282                      6,628
-----------------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS........................................................        384,873,381                 26,976,216
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Payable upon return of securities loaned...............................         75,967,847                         --
   Payable for investments purchased .....................................         19,894,270                         --
   Payable for fund shares redeemed.......................................            125,129                         --
   Payable to GEAM........................................................             51,051                      3,799
   Variation margin payable...............................................                 --                         --
   Payable to custodian...................................................             46,569                         --
-----------------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES...................................................         96,084,866                      3,799
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS................................................................     $  288,788,515               $ 26,972,417
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Capital paid in .......................................................        297,504,164                 26,972,469
   Undistributed (distribution in excess of) net investment income                    417,851                         38
   Accumulated net realized gain (loss)...................................         (2,735,567)                       (90)
   Net unrealized appreciation/(depreciation) on:
      Investments.........................................................         (6,349,742)                        --
      Futures.............................................................            (47,947)                        --
      Foreign currency related transaction ...............................               (244)                        --
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS................................................................     $  288,788,515               $ 26,972,417
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS CLASS:
   Net assets.............................................................     $  288,778,568               $ 26,962,296
   Shares outstanding ($.001 par value)...................................         31,065,045                 26,962,349
   Net asset value, offering and redemption price per share...............              $9.30                      $1.00
SERVICE CLASS:
   Net assets.............................................................     $        9,947               $     10,121
   Shares outstanding ($.001 par value)...................................              1,070                     10,121
   Net asset value, offering and redemption price per share...............              $9.30                      $1.00



*    Includes $14,147,433, $3,228,041, $126,993,285, $253,339,628, $10,745,048;
     $11,491,737 and $73,888,365 of securities on loan in the U.S. Equity Fund, Value Equity Fund, Small-Cap Equity Fund, International Equity Fund, Premier Growth Equity Fund, Strategic Investment Fund and Income Fund, respectively.

**   Cash on deposit with a broker for international futures contracts.



See Notes to Financial Statements.


82 & 83

                                                                                      U.S.            S&P 500              VALUE
Statements of Operations                                                            EQUITY              INDEX             EQUITY
FOR THE PERIOD ENDED MARCH 31, 2006 (UNAUDITED)                                       FUND               FUND               FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

   INCOME:
      Dividend ...........................................................     $ 3,530,126         $  946,741         $  878,761
      Dividend from affliated investments.................................              --             47,325                 --
      Interest*...........................................................           7,448              3,856              2,455
      Interest from affiliated investments**..............................         222,994             39,670             28,213
      Less: Foreign taxes withheld........................................          (9,933)                --             (4,799)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME...........................................................       3,750,635          1,037,592            904,630
------------------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees....................................         776,015             77,850            192,600
         Service Class....................................................          32,324                 13                 10
      Trustees fees.......................................................           6,604              1,610              1,531
      Other expenses......................................................           2,164                 --                 --
------------------------------------------------------------------------------------------------------------------------------------
      TOTAL EXPENSES......................................................         817,107             79,473            194,141
------------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME..................................................       2,933,528            958,119            710,489
------------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments......................................................      25,305,366            961,737          4,131,578
         Futures..........................................................        (119,925)            30,802             (7,630)
         Written options..................................................              --                 --                 --
         Foreign currency related transactions............................              --                 --                 --
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments......................................................      (5,757,214)         4,433,933            295,628
         Futures..........................................................           7,455             35,582                 --
         Written options..................................................              --                 --                 --
         Foreign currency related transactions............................              --                 --                 --
------------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments................       19,435,682          5,462,054          4,419,576
------------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS...........................................     $22,369,210         $6,420,173         $5,130,065
------------------------------------------------------------------------------------------------------------------------------------




                                                                                 SMALL-CAP        INTERNATIONAL
Statements of Operations                                                            EQUITY               EQUITY
FOR THE PERIOD ENDED MARCH 31, 2006 (UNAUDITED)                                       FUND                 FUND
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

   INCOME:
      Dividend ...........................................................     $ 1,944,006         $  8,323,645
      Dividend from affliated investments.................................              --                   --
      Interest*...........................................................         123,514              236,485
      Interest from affiliated investments**..............................         396,974              468,325
      Less: Foreign taxes withheld........................................          (3,724)            (501,527)
--------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME...........................................................       2,460,770            8,526,928
--------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees....................................       1,343,167            2,498,970
         Service Class....................................................              13               11,191
      Trustees fees.......................................................           5,387               11,249
      Other expenses......................................................           1,813                2,026
--------------------------------------------------------------------------------------------------------------------
      TOTAL EXPENSES......................................................       1,350,380            2,523,436
--------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME..................................................       1,110,390            6,003,492
--------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments......................................................      15,334,215           36,858,193***
         Futures..........................................................              --            1,387,626
         Written options..................................................         113,954                   --
         Foreign currency related transactions............................              --                   --
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments......................................................      49,141,151          110,264,882
         Futures..........................................................              --               46,095
         Written options..................................................         (53,634)                  --
         Foreign currency related transactions............................              --                 (912)
--------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments.................      64,535,686          148,753,695
--------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS...........................................     $65,646,076         $154,757,187


                                                                                   PREMIER            STRATEGIC
Statements of Operations                                                            GROWTH           INVESTMENT
FOR THE PERIOD ENDED MARCH 31, 2006 (UNAUDITED)                                EQUITY FUND                 FUND
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

   INCOME:
      Dividend ...........................................................     $ 2,339,349         $  1,147,282
      Dividend from affliated investments.................................              --                   --
      Interest*...........................................................           6,497              899,750
      Interest from affiliated investments**..............................         398,560              294,685
      Less: Foreign taxes withheld........................................              --              (25,341)
--------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME...........................................................       2,744,406            2,316,376
--------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees....................................         949,364              356,648
         Service Class....................................................         160,246                   13
      Trustees fees.......................................................           7,758                2,601
      Other expenses......................................................              --                  507
--------------------------------------------------------------------------------------------------------------------
      TOTAL EXPENSES......................................................       1,117,368              359,769
--------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME..................................................       1,627,038            1,956,607
--------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments......................................................      10,319,555            4,313,061
         Futures..........................................................        (140,353)             144,831
         Written options..................................................              --                  563
         Foreign currency related transactions............................              --             (23,836)
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments......................................................      16,456,224            6,814,519
         Futures..........................................................          19,498               (1,430)
         Written options..................................................              --               (1,066)
         Foreign currency related transactions............................              --                 (866)
--------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments.................      26,654,924           11,245,776
--------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS...........................................     $28,281,962         $ 13,202,383


                                                                                                          MONEY
Statements of Operations                                                            INCOME               MARKET
FOR THE PERIOD ENDED MARCH 31, 2006 (UNAUDITED)                                       FUND                 FUND
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

   INCOME:
      Dividend ...........................................................     $     9,466         $         --
      Dividend from affliated investments.................................              --                   --
      Interest*...........................................................       5,989,456              271,463
      Interest from affiliated investments**..............................         360,386                   --
      Less: Foreign taxes withheld........................................              --                   --
--------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME...........................................................       6,359,308              271,463
--------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Advisory and administration fees....................................         276,428               15,738
         Service Class....................................................              13                   12
      Trustees fees.......................................................           3,664                  249
      Other expenses......................................................           1,071                   --
--------------------------------------------------------------------------------------------------------------------
      TOTAL EXPENSES......................................................         281,176               15,999
--------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME..................................................       6,078,132              255,464
--------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments......................................................      (2,494,566)                  --
         Futures..........................................................         (57,831)                  --
         Written options..................................................             854                   --
         Foreign currency related transactions............................         (23,247)                  --
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments......................................................      (2,948,511)                  --
         Futures..........................................................          (6,219)                  --
         Written options..................................................          (6,132)                  --
         Foreign currency related transactions............................            (244)                  --
--------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments.................      (5,535,896)                  --
--------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS...........................................     $   542,236         $    255,464





* Income attributable to security lending activity, net of rebate expenses for the U.S. Equity Fund, Value Equity Fund, Small-Cap Equity Fund, International Equity Fund, Premier Growth Equity Fund, Strategic Investment Fund and Income Fund was $7,305, $2,449, $123,672, $227,751, $6,378, $8,058
     and $199,812, respectively)

** Income attributable to security lending activity, net of rebate expenses for the Fixed Income Fund was $67,028.

***  Net of $(222,878) India capital gains tax.



See Notes to Financial Statements.



84 & 85

                                                                                               U.S.
Statements of                                                                                 EQUITY
Changes in Net Assets                                                                          FUND
---------------------------------------------------------------------------------------------------------------------
                                                                             SIX MONTHS ENDED            YEAR
                                                                                 3/31/06                 ENDED
                                                                               (UNAUDITED)              9/30/05
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss)........................................     $  2,933,528           $  6,925,654
     Net realized gain (loss) on investments,
       futures, written options, foreign currency
       transactions and swaps.............................................       25,185,441             20,339,651
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on
       investments, futures, written, options,
       foreign currency translation ......................................       (5,749,759)            10,383,228
---------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations .............................       22,369,210             37,648,533
---------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income
         Investment Class.................................................       (5,485,469)            (5,405,417)
         Service Class....................................................         (303,443)              (277,207)
       Net realized gains
         Investment Class.................................................               --                     --
         Service Class....................................................               --                     --
---------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS....................................................       (5,788,912)            (5,682,624)
---------------------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from
       operations and distributions.......................................       16,580,298             31,965,909
---------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Investment Class...................................................      210,711,329             65,723,271
       Service Class......................................................        2,439,612              6,542,589
     Value of distributions reinvested
       Investment Class...................................................        5,303,923              5,241,625
       Service Class......................................................          303,436                277,207
     Cost of shares redeemed
       Investment Class...................................................      (64,908,634)           (65,480,077)
       Service Class......................................................       (3,902,334)            (7,040,859)
---------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       shares transactions................................................      149,947,332              5,263,756
---------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS................................      166,527,630             37,229,665
NET ASSETS
   Beginning of period ...................................................      407,642,698            370,413,033
---------------------------------------------------------------------------------------------------------------------
   End of period .........................................................     $574,170,328           $407,642,698
=====================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET
   INVESTMENT INCOME, END OF PERIOD ......................................     $  1,376,734           $  4,232,118
---------------------------------------------------------------------------------------------------------------------
CHANGES IN FUND SHARES
   INVESTMENT CLASS:
     Shares sold..........................................................       16,540,363              5,551,352
     Issued for distribution reinvested...................................          434,392                441,586
     Shares redeemed......................................................       (5,186,197)            (5,477,237)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares....................................       11,788,558                515,701
=====================================================================================================================
   SERVICE CLASS:
     Shares sold..........................................................          198,577                557,683
     Issued for distribution reinvested...................................           24,851                 23,354
     Shares redeemed......................................................         (319,070)              (600,134)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares....................................          (95,642)               (19,097)
=====================================================================================================================


                                                                                               S&P
Statements of                                                                                 INDEX
Changes in Net Assets                                                                          FUND
-----------------------------------------------------------------------------------------------------------------------
                                                                             SIX MONTHS ENDED            YEAR
                                                                                 3/31/06                 ENDED
                                                                               (UNAUDITED)              9/30/05
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss)........................................     $    958,119           $  1,943,176
     Net realized gain (loss) on investments,
       futures, written options, foreign currency
       transactions and swaps.............................................          992,539              1,854,610
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on
       investments, futures, written, options,
       foreign currency translation ......................................        4,469,515              7,222,685
-----------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations .............................        6,420,173             11,020,471
-----------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income
         Investment Class.................................................       (1,869,385)            (1,677,172)
         Service Class....................................................             (179)                    --
       Net realized gains
         Investment Class.................................................               --                     --
         Service Class....................................................               --                     --
-----------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS....................................................       (1,869,564)            (1,677,172)
-----------------------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from
       operations and distributions.......................................        4,550,609              9,343,299
-----------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Investment Class...................................................       15,615,784             33,356,101
       Service Class......................................................           10,000                     --
     Value of distributions reinvested
       Investment Class...................................................        1,869,356              1,677,172
       Service Class......................................................              179                     --
     Cost of shares redeemed
       Investment Class...................................................      (16,961,643)           (33,397,764)
       Service Class......................................................               --                     --
-----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from
       shares transactions................................................          533,676              1,635,509
-----------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS................................        5,084,285             10,978,808
NET ASSETS
   Beginning of period ...................................................      102,607,099             91,628,291
-----------------------------------------------------------------------------------------------------------------------
   End of period .........................................................     $107,691,384           $102,607,099
=======================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET
   INVESTMENT INCOME, END OF PERIOD ......................................     $    359,569           $  1,271,014
-----------------------------------------------------------------------------------------------------------------------
CHANGES IN FUND SHARES
   INVESTMENT CLASS:
     Shares sold..........................................................        1,300,944              2,935,342
     Issued for distribution reinvested...................................          156,431                146,222
     Shares redeemed......................................................       (1,413,457)            (2,940,273)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares....................................           43,918                141,291
=======================================================================================================================
   SERVICE CLASS:
     Shares sold..........................................................              847                     --
     Issued for distribution reinvested...................................               15                     --
     Shares redeemed......................................................               --                     --
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares....................................              862                     --
=======================================================================================================================


                                                                                               VALUE
Statements of                                                                                 EQUITY
Changes in Net Assets                                                                          FUND
------------------------------------------------------------------------------------------------------------------------
                                                                             SIX MONTHS ENDED            YEAR
                                                                                 3/31/06                 ENDED
                                                                               (UNAUDITED)              9/30/05

INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss)........................................     $    710,489           $  2,006,740
     Net realized gain (loss) on investments,
       futures, written options, foreign currency
       transactions and swaps.............................................        4,123,948             12,961,926
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on
       investments, futures, written, options,
       foreign currency translation ......................................          295,628             (2,439,211)
------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations .............................        5,130,065             12,529,455
------------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income
         Investment Class.................................................       (1,455,671)            (2,285,113)
         Service Class....................................................             (171)                    --
       Net realized gains
         Investment Class.................................................               --                     --
      Service Class.......................................................               --                     --
------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS....................................................       (1,455,842)            (2,285,113)
------------------------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from
       operations and distributions.......................................        3,674,223             10,244,342
------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Investment Class...................................................       11,248,035              5,902,845
       Service Class......................................................           10,000                     --
     Value of distributions reinvested
       Investment Class...................................................        1,450,452              2,277,459
       Service Class......................................................              171                     --
     Cost of shares redeemed
       Investment Class...................................................       (6,340,360)           (66,456,789)
       Service Class......................................................               --                     --
------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       shares transactions................................................        6,368,298            (58,276,485)
------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS................................       10,042,521            (48,032,143)
NET ASSETS
   Beginning of period ...................................................       86,266,801            134,298,944
------------------------------------------------------------------------------------------------------------------------
   End of period .........................................................      $96,309,322           $ 86,266,801
========================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET
   INVESTMENT INCOME, END OF PERIOD ......................................     $    331,212           $  1,076,565
------------------------------------------------------------------------------------------------------------------------
CHANGES IN FUND SHARES
   INVESTMENT CLASS:
     Shares sold..........................................................        1,051,195                590,739
     Issued for distribution reinvested...................................          138,667                226,388
     Shares redeemed......................................................         (596,101)            (6,644,350)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares....................................          593,761             (5,827,223)
========================================================================================================================
   SERVICE CLASS:
     Shares sold..........................................................              962                     --
     Issued for distribution reinvested...................................               16                     --
     Shares redeemed......................................................               --                     --
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares....................................              978                     --
========================================================================================================================


                                                                                             SMALL-CAP
Statements of                                                                                 EQUITY
Changes in Net Assets                                                                          FUND
------------------------------------------------------------------------------------------------------------------------
                                                                             SIX MONTHS ENDED            YEAR
                                                                                 3/31/06                 ENDED
                                                                               (UNAUDITED)              9/30/05
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss)........................................     $  1,110,390           $  2,207,956
     Net realized gain (loss) on investments,
       futures, written options, foreign currency
       transactions and swaps.............................................       15,448,169              6,778,976
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on
       investments, futures, written, options,
       foreign currency translation ......................................       49,087,517             41,148,633
------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations .............................       65,646,076             50,135,565
------------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income
         Investment Class.................................................       (1,601,447)            (1,551,924)
         Service Class....................................................              (34)                    --
       Net realized gains
         Investment Class.................................................       (7,600,976)           (12,515,812)
         Service Class....................................................             (186)                    --
------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS....................................................       (9,202,643)           (14,067,736)
------------------------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from
       operations and distributions.......................................       56,443,433             36,067,829
------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Investment Class...................................................      179,487,603            141,743,603
       Service Class......................................................           10,000                     --
     Value of distributions reinvested
       Investment Class...................................................        9,202,580             14,067,736
       Service Class......................................................              220                     --
     Cost of shares redeemed
       Investment Class...................................................       (6,511,424)           (30,028,378)
       Service Class......................................................               --                     --
------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
------------------------------------------------------------------------------------------------------------------------
       shares transactions................................................      182,188,979            125,782,961
   TOTAL INCREASE (DECREASE) IN NET ASSETS................................      238,632,412            161,850,790
NET ASSETS
   Beginning of period ...................................................      368,177,729            206,326,939
------------------------------------------------------------------------------------------------------------------------
   End of period .........................................................     $606,810,141           $368,177,729
========================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET
   INVESTMENT INCOME, END OF PERIOD ......................................     $    398,124           $    889,215
------------------------------------------------------------------------------------------------------------------------
CHANGES IN FUND SHARES
   INVESTMENT CLASS:
     Shares sold..........................................................       11,660,302             10,166,327
     Issued for distribution reinvested...................................          628,592              1,040,513
------------------------------------------------------------------------------------------------------------------------
     Shares redeemed......................................................         (434,910)            (2,203,115)
Net increase (decrease) in fund shares....................................       11,853,984              9,003,725
========================================================================================================================
   SERVICE CLASS:
     Shares sold..........................................................              680                     --
     Issued for distribution reinvested...................................               15                     --
     Shares redeemed......................................................               --                     --
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares....................................              695                     --
========================================================================================================================



                                                                                         INTERNATIONAL
Statements of                                                                                   EQUITY
Changes in Net Assets                                                                             FUND
-------------------------------------------------------------------------------------------------------------------------
                                                                             SIX MONTHS ENDED            YEAR
                                                                                 3/31/06                 ENDED
                                                                               (UNAUDITED)              9/30/05
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss)........................................     $    6,003,492           $ 11,482,259
     Net realized gain (loss) on investments,
       futures, written options, foreign currency
       transactions and swaps.............................................         38,443,630             62,389,213
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on investments, futures, written, options,
       foreign currency translation ......................................        110,310,065             69,898,959
-------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations .............................        154,757,187            143,770,431
-------------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income
         Investment Class.................................................        (11,222,193)            (8,151,227)
         Service Class....................................................            (99,662)               (81,393)
       Net realized gains
         Investment Class.................................................                 --                     --
         Service Class....................................................                 --                     --
-------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS....................................................        (11,321,855)            (8,232,620)
-------------------------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from
       operations and distributions.......................................        143,435,332            135,537,811
-------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Investment Class...................................................        332,525,880            162,746,052
       Service Class......................................................          1,366,734              1,416,342
     Value of distributions reinvested
       Investment Class...................................................         10,617,050              7,629,405
       Service Class......................................................             99,662                 81,393
     Cost of shares redeemed
       Investment Class...................................................        (26,988,020)           (77,229,806)
       Service Class......................................................           (446,510)              (991,446)
     Net increase (decrease) from
       shares transactions................................................        317,174,796             93,651,940
-------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS................................        460,610,128            229,189,751
NET ASSETS
   Beginning of period ...................................................        747,080,602            517,890,851
-------------------------------------------------------------------------------------------------------------------------
   End of period .........................................................     $1,207,690,730           $747,080,602
=========================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET
   INVESTMENT INCOME, END OF PERIOD ......................................     $    4,780,299           $ 10,098,662
-------------------------------------------------------------------------------------------------------------------------
CHANGES IN FUND SHARES
   INVESTMENT CLASS:
     Shares sold..........................................................         23,762,210             14,134,836
     Issued for distribution reinvested...................................            791,136                683,026
     Shares redeemed......................................................         (1,988,909)            (6,837,134)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares....................................         22,564,437              7,980,728
=========================================================================================================================
   SERVICE CLASS:
     Shares sold..........................................................             99,670                124,607
     Issued for distribution reinvested...................................              7,437                  7,293
-------------------------------------------------------------------------------------------------------------------------
     Shares redeemed......................................................            (33,069)               (85,737)
Net increase (decrease) in fund shares....................................             74,038                 46,163
=========================================================================================================================


See Notes to Financial Statements.



86 & 87


                                                                                               PREMIER
Statements of                                                                                   GROWTH
Changes in Net Assets                                                                      EQUITY FUND
-------------------------------------------------------------------------------------------------------------------------
                                                                             SIX MONTHS ENDED            YEAR
                                                                                 3/31/06                 ENDED
                                                                               (UNAUDITED)              9/30/05

INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss)........................................     $  1,627,038           $  4,506,353

     Net realized gain (loss) on investments, futures, written options,
       foreign currency transactions and swaps............................       10,179,202             11,826,729
     Net increase (decrease) in unrealized appreciation/(depreciation)
       on investments, futures, written, options, foreign
       currency translation ..............................................       16,475,722             26,577,462
-------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations .............................       28,281,962             42,910,544
-------------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income
         Investment Class.................................................       (2,567,620)            (3,039,693)
         Service Class....................................................         (540,901)              (835,851)
       Net realized gains
         Investment Class.................................................               --                     --
         Service Class....................................................               --                     --
-------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS....................................................       (3,108,521)            (3,875,544)
-------------------------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from operations and distributions.        25,173,441             39,035,000
-------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Investment Class...................................................      151,009,010             57,432,406
       Service Class......................................................       10,916,863             21,093,806
     Value of distributions reinvested
       Investment Class...................................................        2,355,178              2,843,636
       Service Class......................................................          540,915                835,851
     Cost of shares redeemed
       Investment Class...................................................      (21,887,237)           (92,770,452)
       Service Class......................................................       (9,637,545)           (17,085,850)
-------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from shares transactions ....................      133,297,184            (27,650,603)
-------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS................................      158,470,625             11,384,397
NET ASSETS
   Beginning of period ...................................................      455,920,294            444,535,897
-------------------------------------------------------------------------------------------------------------------------
    End of period ........................................................     $614,390,919           $455,920,294
=========================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT
   INCOME, END OF PERIOD .................................................     $    506,932           $  1,988,415
-------------------------------------------------------------------------------------------------------------------------
CHANGES IN FUND SHARES
   INVESTMENT CLASS:
     Shares sold..........................................................       14,102,968              5,727,211
     Issued for distribution reinvested...................................          218,679                272,379
-------------------------------------------------------------------------------------------------------------------------
     Shares redeemed......................................................       (2,031,995)            (9,222,537)
Net increase (decrease) in fund shares....................................       12,289,652             (3,222,947)
=========================================================================================================================
   SERVICE CLASS:
     Shares sold..........................................................        1,014,932              2,074,264
     Issued for distribution reinvested...................................           50,317                 80,216
     Shares redeemed......................................................         (895,329)            (1,677,836)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares....................................          169,920                476,644
=========================================================================================================================



                                                                                             STRATEGIC
Statements of                                                                               INVESTMENT
Changes in Net Assets                                                                             FUND
---------------------------------------------------------------------------------------------------------------------------
                                                                             SIX MONTHS ENDED            YEAR
                                                                                 3/31/06                 ENDED
                                                                               (UNAUDITED)              9/30/05

INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss)........................................     $  1,956,607           $  3,024,033
     Net realized gain (loss) on investments, futures, written options,
       foreign currency transactions and swaps............................        4,434,619              4,825,495
     Net increase (decrease) in unrealized appreciation/(depreciation)
       on investments, futures, written, options, foreign
       currency translation ..............................................        6,811,157              3,905,506
---------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations .............................       13,202,383             11,755,034
---------------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income
         Investment Class.................................................       (3,131,800)            (1,899,782)
         Service Class....................................................             (166)                    --
       Net realized gains
         Investment Class.................................................       (4,937,901)            (1,785,690)
         Service Class....................................................             (270)                    --
---------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS....................................................       (8,070,137)            (3,685,472)
---------------------------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from operations and distributions.         5,132,246              8,069,562
---------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Investment Class...................................................      137,261,838             68,811,212
       Service Class......................................................           10,000                     --
     Value of distributions reinvested
       Investment Class...................................................        8,069,784              3,685,472
       Service Class......................................................              441                     --
     Cost of shares redeemed
       Investment Class...................................................      (14,394,028)           (21,380,603)
       Service Class......................................................               --                     --
---------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from shares transactions ....................      130,948,035             51,116,081
---------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS................................      136,080,281             59,185,643
NET ASSETS
   Beginning of period ...................................................      172,146,017            112,960,374
---------------------------------------------------------------------------------------------------------------------------
    End of period ........................................................     $308,226,298           $172,146,017
===========================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT
   INCOME, END OF PERIOD .................................................      $ 1,120,492           $  2,295,851
---------------------------------------------------------------------------------------------------------------------------
CHANGES IN FUND SHARES
   INVESTMENT CLASS:
     Shares sold..........................................................       12,014,523              6,288,822
     Issued for distribution reinvested...................................          734,284                337,189
---------------------------------------------------------------------------------------------------------------------------
     Shares redeemed......................................................       (1,282,439)            (1,963,708)
Net increase (decrease) in fund shares....................................       11,466,368              4,662,303
===========================================================================================================================
   SERVICE CLASS:
     Shares sold..........................................................              898                     --
     Issued for distribution reinvested...................................               40                     --
     Shares redeemed......................................................               --                     --
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares....................................              938                     --
===========================================================================================================================



Statements of                                                                                   INCOME
Changes in Net Assets                                                                             FUND
---------------------------------------------------------------------------------------------------------------------------
                                                                             SIX MONTHS ENDED            YEAR
                                                                                 3/31/06                 ENDED
                                                                               (UNAUDITED)              9/30/05

INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss)........................................     $  6,078,132           $ 10,054,415
     Net realized gain (loss) on investments, futures, written options,
       foreign currency transactions and swaps............................       (2,574,790)               168,731
     Net increase (decrease) in unrealized appreciation/(depreciation)
       on investments, futures, written, options, foreign
       currency translation ..............................................       (2,961,106)            (4,200,731)
---------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations .............................          542,236              6,022,415
---------------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income
         Investment Class.................................................       (5,954,881)           (10,096,849)
         Service Class....................................................             (246)                    --
       Net realized gains
         Investment Class.................................................               --             (4,979,545)
         Service Class....................................................               --                     --
---------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS....................................................       (5,955,127)           (15,076,394)
---------------------------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from operations and distributions.        (5,412,891)            (9,053,979)
---------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Investment Class...................................................       66,066,464             28,973,527
       Service Class......................................................           10,000                     --
     Value of distributions reinvested
       Investment Class...................................................        6,048,850             15,076,273
       Service Class......................................................              161                     --
     Cost of shares redeemed
       Investment Class...................................................      (16,770,678)           (18,263,140
                            (18,263,140) (6,374,850) (56,547,149)
       Service Class......................................................               --                     --
---------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from shares transactions ....................       55,354,797             25,786,660
---------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS................................       49,941,906             16,732,681
NET ASSETS
   Beginning of period ...................................................      238,846,609            222,113,928
---------------------------------------------------------------------------------------------------------------------------
    End of period ........................................................     $288,788,515           $238,846,609
===========================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT
   INCOME, END OF PERIOD .................................................     $    417,851           $    294,846
---------------------------------------------------------------------------------------------------------------------------
CHANGES IN FUND SHARES
   INVESTMENT CLASS:
     Shares sold..........................................................        7,047,323              2,996,604
     Issued for distribution reinvested...................................          644,238              1,564,055
---------------------------------------------------------------------------------------------------------------------------
     Shares redeemed......................................................       (1,782,380)            (1,902,153)
Net increase (decrease) in fund shares....................................        5,909,181              2,658,506
===========================================================================================================================
   SERVICE CLASS:
     Shares sold..........................................................            1,053                     --
     Issued for distribution reinvested...................................               17                     --
     Shares redeemed......................................................               --                     --
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares....................................            1,070                     --
===========================================================================================================================



                                                                                                 MONEY
Statements of                                                                                   MARKET
Changes in Net Assets                                                                             FUND
---------------------------------------------------------------------------------------------------------------------------
                                                                             SIX MONTHS ENDED            YEAR
                                                                                 3/31/06                 ENDED
                                                                               (UNAUDITED)              9/30/05

INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss)........................................     $    255,464           $    366,492
     Net realized gain (loss) on investments, futures, written options,
       foreign currency transactions and swaps............................               --                    179
     Net increase (decrease) in unrealized appreciation/(depreciation)
       on investments, futures, written, options, foreign
       currency translation ..............................................               --                     --
---------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations .............................          255,464                366,671
---------------------------------------------------------------------------------------------------------------------------
     DISTRIBUTIONS TO SHAREHOLDERS FROM:
       Net investment income
         Investment Class.................................................         (255,275)              (366,492)
         Service Class....................................................             (189)                    --
       Net realized gains
         Investment Class.................................................               --                     --
         Service Class....................................................               --                     --
---------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS....................................................         (255,464)              (366,492)
---------------------------------------------------------------------------------------------------------------------------
     Increase (decrease) in net assets from operations and distributions.                --                    179
---------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares
       Investment Class...................................................       21,485,205              3,849,310
       Service Class......................................................           10,000                     --
     Value of distributions reinvested
       Investment Class...................................................          260,292                317,450
       Service Class......................................................              121                     --
     Cost of shares redeemed
       Investment Class...................................................       (6,374,850)           (56,547,149)
       Service Class......................................................               --                     --
---------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from shares transactions ....................       15,380,768            (52,380,389)
---------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS................................       15,380,768            (52,380,210)
NET ASSETS
   Beginning of period ...................................................       11,591,649             63,971,859
---------------------------------------------------------------------------------------------------------------------------
    End of period ........................................................     $ 26,972,417           $ 11,591,649
===========================================================================================================================
UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT
   INCOME, END OF PERIOD .................................................     $         38           $         38
---------------------------------------------------------------------------------------------------------------------------
CHANGES IN FUND SHARES
   INVESTMENT CLASS:
     Shares sold..........................................................       21,485,205              3,849,311
     Issued for distribution reinvested...................................          260,292                317,450
---------------------------------------------------------------------------------------------------------------------------
     Shares redeemed......................................................       (6,374,850)           (56,547,149)
Net increase (decrease) in fund shares....................................       15,370,647            (52,380,388)
===========================================================================================================================
   SERVICE CLASS:
     Shares sold..........................................................           10,000                     --
     Issued for distribution reinvested...................................              121                     --
     Shares redeemed......................................................               --                     --
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares....................................           10,121                     --
===========================================================================================================================



See Notes to Financial Statements.



88 & 89

Notes to Financial Statements                         March 31, 2006 (unaudited)
--------------------------------------------------------------------------------


1.  ORGANIZATION OF THE FUNDS

GE Institutional Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Trust was organized as a Delaware business trust on May 23, 1997, and is authorized to issue an unlimited number of shares. It currently comprises eleven investment funds (each a "Fund" and collectively the "Funds") although only the following nine are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Value Equity Fund, Small-Cap Equity Fund (formerly Small-Cap Value Equity Fund), International Equity Fund, Premier Growth Equity Fund, Strategic Investment Fund, Income Fund and Money Market Fund. The Funds presently offer two classes of shares - the Investment Class and the Service Class. The Trust expects that most of the time, each Fund will have relatively few shareholders (as compared with most mutual funds), but that these shareholders will invest substantial amounts in a Fund (minimum initial investment requirements are described in the current prospectus of the Funds).

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Trust:

SECURITY VALUATION AND TRANSACTIONS Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Securities on the NASDAQ will be valued at the NASDAQ's official close price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost. If quotations are not readily available for a portfolio security, or if it is believed that a quotation or other market price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds' Board of Trustees that are designed to establish its "fair value". These procedures require that the fair value of a security be established by the valuation committee. The fair value committee follows different protocols for different types of investments and circumstances of that portfolio security. An affected portfolio security held by any Fund could be valued using these procedures.

Foreign securities may be valued with the assistance of an independent fair value pricing service in circumstances where it is believed that they have been or would be materially affected by events occuring after the close of the portfolio security's primary market and before the close of regular trading on the NYSE. This independent fair value pricing service uses a computerized system to appraise affected securities and portfolios taking into consideration various factors and the fair value of such securities may be something other than the last available quotation or other market price. GE Asset Management Incorporated ("GEAM") may also separately monitor portfolio securities and, consistent with the Funds' fair value procedures, apply a different value to a porfolio security than would be applied had it been priced using market quotations or by an independent fair value pricing service.

Determining the fair value of securities involves the application of both subjective and objective considerations. Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sale or closing price. No assurance can be given that use of these fair value procedures will always better represent the price at which a Fund could sell the affected portfolio security.

In accordance with Rule 2a-7 of the 1940 Act, Money Market Fund values securities initially at cost and, thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Each Fund's income, expenses (other than distribution fees) and realized and unrealized gains and losses are allocated proportionally each day among the classes based upon the relative net assets of each class.

Notes to Financial Statements                         March 31, 2006 (unaudited)
--------------------------------------------------------------------------------


REPURCHASE AGREEMENTS Each of the Funds may enter into repurchase agreements. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

SECURITY LENDING Each of the Funds may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Funds continue to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, a Fund will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested. A Fund will also earn interest, net of any rebate, from securities in which cash collateral is invested. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Funds may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

FOREIGN CURRENCY Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

FUTURES CONTRACTS Certain Funds may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds may invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund's exposure to the underlying instrument while selling futures tends to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving futures for speculative purposes. A Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS Certain Funds may purchase and write options, subject to certain limitations. The Funds may invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency

Notes to Financial Statements                         March 31, 2006 (unaudited)
--------------------------------------------------------------------------------


values. Writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or economically hedge other Fund investments. A Fund will not enter into a transaction involving options for speculative purposes. A Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS As part of their investment strategies certain Funds may invest in swap agreements which are agreements to exchange the return generated by one instrument for the return generated by another instrument. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS Each of the Funds may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transaction. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the commitments. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to the purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such commitments are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Funds' currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Funds' financial statements. Such amounts appear under the caption forward foreign currency contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Funds' risks in

Notes to Financial Statements                         March 31, 2006 (unaudited)
-------------------------------------------------------------------------------


using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities are segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.



At March 31, 2006, information on the tax cost of investments is as follows:

                                                                                                             Net Tax
                                                                                                           Appreciation/
                                         Cost of Investment        Gross Tax            Gross Tax        (Depreciation) on
                                          for Tax Purposes        Appreciation         Depreciation         Investment
--------------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                               565,794,302           39,698,834         (16,206,831)          23,492,003
S&P 500 Index Fund                              91,682,740           22,116,884          (6,362,686)          15,754,198
Value Equity Fund                               90,427,331           11,882,440          (2,799,708)           9,082,732
Small-Cap Equity Fund                          630,224,715          111,110,351         (12,544,605)          98,565,746
International Equity Fund                    1,204,924,516          259,175,563          (8,774,903)         250,400,660
Premier Growth Equity Fund                     578,604,162           67,585,899         (20,416,095)          47,169,804
Strategic Investment Fund                      319,430,142           19,518,771          (5,281,674)          14,237,097
Income Fund                                    379,373,529              510,289          (7,034,696)          (6,524,407)
Money Market Fund                               26,944,719                   --                  --                   --

Notes to Financial Statements                         March 31, 2006 (unaudited)
--------------------------------------------------------------------------------


As of September 30, 2005, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income. During the year ended September 30, 2005, U.S Equity Fund, S&P 500 Index Fund, Value Equity Fund, International Equity Fund, Premier Growth Equity Fund, and Money Market Fund utilized capital loss carryovers in the amounts of $18,499,643; $2,047,157; $11,919,308; $63,137,435; $10,372,709 and $115,
respectively.

Fund                                          Amount                   Expires
--------------------------------------------------------------------------------
U.S. Equity Fund                          $ 7,907,212                  09/30/11
                                            5,167,876                  09/30/12
S&P 500 Index Fund                          8,086,968                  09/30/10
                                            6,423,606                  09/30/11
                                            4,879,386                  09/30/12
Value Equity Fund                           1,794,413                  09/30/11
International Equity Fund                  36,290,672                  09/30/11
                                           29,781,298                  09/30/12
Premier Growth Equity Fund                 10,947,651                  09/30/11
                                            2,717,946                  09/30/12
Money Market Fund                                  90                  09/30/11


Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses. The Funds elected to defer losses incurred after October 31, 2004 as follows:

Fund                                        Capital                  Currency
--------------------------------------------------------------------------------
International Equity Fund                 $       --                 $  586,234
Strategic Investment Fund                         --                      9,784
Income Fund                                   24,653                         --

Notes to Financial Statements                         March 31, 2006 (unaudited)
--------------------------------------------------------------------------------


The tax composition of distributions paid during the years ended September 30, 2005 and September 30, 2004 were as follows:

                                              Year ended September 30, 2005                Year ended September 30, 2004
                                       ---------------------------------------         ---------------------------------------
                                          Ordinary                 Long-Term             Ordinary                  Long-Term
                                           Income                Capital Gains            Income                Capital Gains
------------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                       $ 5,682,624              $        --            $ 3,478,792               $        --
S&P 500 Index Fund                       1,677,172                       --              1,417,623                        --
Value Equity Fund                        2,285,113                       --              1,909,228                        --
Small-Cap Equity Fund                   11,581,748                2,485,988                914,996                        --
International Equity Fund                8,232,620                       --              5,394,966                        --
Premier Growth Equity Fund               3,875,544                       --              1,076,367                        --
Strategic Investment Fund                2,639,657                1,045,815                838,685                        --
Income Fund                             12,272,003                2,804,405             10,441,275                 1,571,208
Money Market Fund                          366,492                       --                710,017                        --



DISTRIBUTIONS TO SHAREHOLDERS The Income Fund and Money Market Fund declare investment income dividends daily and pay them monthly. All other Funds declare and pay dividends from net investment income annually. All Funds declare and pay distributions annually of net realized capital gains in excess of capital loss carryforwards. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) swaps, treatment of realized and unrealized gains and losses on forward foreign currency exchange contracts, paydown gains and losses on mortgage-backed securities, and losses deferred due to wash sale transactions. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis.

All discounts and premiums on taxable bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES The Funds pay a "unitary fee" equivalent to the Funds' advisory and administration fee. This fee includes any normal operating expenses payable by the Funds, except for fees paid to the Trust's independent Trustees, distribution and shareholder servicing fees, brokerage fees and fees that are not normal operating expenses of the Funds (such as extraordinary expenses, interest and taxes).

3.  LINE OF CREDIT

The Trust (excluding the S&P 500 Index Fund) shares a revolving credit facility of up to $25 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum borrowing allowed by any one Fund is the lesser of its prospectus limitation, 20% of its net assets, or $25 million. The credit facility was not utilized by the Trust during the period ended March 31, 2006. The S&P 500 Index Fund is currently not covered under a revolving credit facility.

Notes to Financial Statements                         March 31, 2006 (unaudited)
--------------------------------------------------------------------------------


4. FEES AND COMPENSATION PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES Compensation of GEAM, a wholly-owned subsidiary of General Electric Company, for investment advisory and administrative services is paid monthly based on the average daily net assets of each Fund. The advisory and administrative fee is stated in the following schedule:

                                                                 Average Daily                              Advisory and
                                                              Net Assets of Fund                        Administration Fees*
--------------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                                               First $25 million                                .55%
Value Equity Fund                                               Next $25 million                                .45%
Premier Growth Equity Fund                                      Over $50 million                                .35%
--------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index Fund                                                    All Assets                                .15%
--------------------------------------------------------------------------------------------------------------------------------
Small-Cap Equity Fund                                          First $25 million                                .70%
                                                                Next $25 million                                .65%
                                                                Over $50 million                                .60%
--------------------------------------------------------------------------------------------------------------------------------
International Equity Fund                                      First $25 million                                .75%
                                                                Next $50 million                                .65%
                                                                Over $75 million                                .55%
--------------------------------------------------------------------------------------------------------------------------------
Strategic Investment Fund                                      First $25 million                                .45%
                                                                Next $25 million                                .40%
                                                                Over $50 million                                .35%
--------------------------------------------------------------------------------------------------------------------------------
Income Fund                                                    First $25 million                                .35%
                                                                Next $25 million                                .30%
                                                                Next $50 million                                .25%
                                                               Over $100 million                                .20%
--------------------------------------------------------------------------------------------------------------------------------
Money Market Fund                                              First $25 million                                .25%
                                                                Next $25 million                                .20%
                                                                Next $50 million                                .15%
                                                               Over $100 million                                .10%
--------------------------------------------------------------------------------------------------------------------------------

* From time to time, GEAM may waive or reimburse advisory or administrative fees paid by a Fund.

Notes to Financial Statements                         March 31, 2006 (unaudited)
--------------------------------------------------------------------------------


DISTRIBUTION AND SHAREHOLDER SERVICING FEES The Funds have adopted a Shareholder Servicing and Distribution Plan ("the Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund. Each Fund pays GE Investment Distributors, Inc. ("GEID"), a wholly-owned subsidiary of GEAM and the Funds' principal underwriter, a monthly fee for distribution and/or shareholder services provided, at an annual rate of the average daily net assets attributable to each applicable class of shares. The annual rate applicable is 0.25% for Service Class shares. Currently, Investment Class shares are not subject to a 12b-1 fee.

TRUSTEE COMPENSATION The Funds pay no compensation to their Trustees who are officers or employees of GEAM or its affiliates. Trustees who are not such officers or employees also serve in a similar capacity for other Funds advised by GEAM. Compensation paid to unaffiliated Trustees is reflected on the Statement of Operations. These fees are allocated pro rata across funds and share classes served by the Trustees and are based upon the relative net assets of each Fund. (For additional information about Trustees compensation please refer to the Statement of Additional Information.)

SECURITY LENDING PROGRAM GEAM administers the security lending program for the Income Fund. The security lending fee is based on the number and duration of the lending transactions. State Street Global Securities Lending acts as the lending agent for all other funds participating in the securities lending program. For the period ended March 31, 2006, the Income Fund paid $889,589 to GEAM. GEAM paid all fees received to third-party brokers.

5.  SUB-ADVISORY FEES

Pursuant to investment sub-advisory agreements with GEAM, effective May 1, 2001, SSgA Funds Management, Inc., ("SSgA"), is the Sub-Adviser to the S&P 500 Index Fund (prior thereto a division of SSgA's parent company served as the sub-adviser to that Fund) and Palisade Capital Management, LLC ("Palisade") is the Sub-Adviser to the Small-Cap Equity Fund.

SSgA and Palisade are responsible for the day-to-day portfolio management of the assets of their respective Funds, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board of Trustees.

For their services, GEAM pays SSgA and Palisade monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the respective Funds.



6. INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended March 31, 2006, were as follows:

                                         Purchases                      Sales
--------------------------------------------------------------------------------
U.S. Equity Fund                        $297,216,695                $153,624,243
S&P 500 Index Fund                         5,195,957                   5,579,870
Value Equity Fund                         28,742,465                  22,777,130
Small-Cap Equity Fund                    237,544,015                  71,854,894
International Equity Fund                423,357,999                 140,258,468
Premier Growth Equity Fund               194,792,089                  68,244,723
Strategic Investment Fund                376,577,927                 261,634,451
Income Fund                              483,668,545                 466,155,556

Notes to Financial Statements                         March 31, 2006 (unaudited)
--------------------------------------------------------------------------------


OPTIONS During the period ended March 31, 2006, the following option contracts were written:

                                      GE Small-Cap                      GE Strategic
                                         Equity                           Investment                        Income Fund
                              ---------------------------      -------------------------------    --------------------------------
                                   Number                           Number                           Number
                                of Contracts    Premium          of Contracts       Premium        of Contracts        Premium
----------------------------------------------------------------------------------------------------------------------------------
Balance as of
   September 30, 2005              928         $ 113,954           140,000         $   1,071           805,000         $   6,163

Written                             --                --                10               360                35             1,143
Closed and Expired                (928)         (113,954)         (140,010)           (1,431)         (805,035)           (7,306)
----------------------------------------------------------------------------------------------------------------------------------
Balance as of
   March 31, 2006                   --         $      --                --         $      --                --         $      --
----------------------------------------------------------------------------------------------------------------------------------


SECURITY LENDING At March 31, 2006, the following Funds participated in security lending:

                                                                    Loaned securities
                                                              (including accrued interest)                  Collateral*
----------------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                                                      $  14,147,433                       $  14,475,134

Value Equity Fund                                                         3,228,041                           3,311,846

Small-Cap Equity Fund                                                   126,993,285                         130,269,510

International Equity Fund                                               253,339,628                         265,963,008

Premier Growth Equity Fund                                               10,745,048                          11,014,106

Strategic Investment Fund                                                11,491,737                          12,036,627

Income Fund                                                              74,299,888                          75,967,847

* Collateral was adjusted on April 3, 2006 to reflect the March 31, 2006 change in value of securities on loan.

Notes to Financial Statements                         March 31, 2006 (unaudited)
--------------------------------------------------------------------------------


7.  BENEFICIAL INTEREST

The number of shareholders each owning 5% or more of a Fund are listed below. The total percentage of a Fund held by such shareholders as well as the percentage of a Fund held by certain direct and indirect wholly-owned subsidiaries of General Electric Company and their respective investment plans ("GE Affiliates") at March 31, 2006 were:

                                                        5% or Greater Shareholders
                                             -----------------------------------------------
                                                                                 % of                   % of Fund Held
                                                    Number                     Fund Held               by GE Affiliates*
------------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                                      4                             60%                        33%

S&P 500 Index Fund                                    1                             85%                         0%

Value Equity Fund                                     6                             92%                         0%

Small-Cap Equity Fund                                 1                             90%                        90%

International Equity Fund                             2                             68%                        60%

Premier Growth Equity Fund                            4                             49%                        10%

Strategic Investment Fund                             5                             87%                        81%

Income Fund                                           5                             69%                        10%

Money Market Fund                                     3                             90%                        70%


Investment activities of these shareholders could have a material impact on these Funds.

*    Included in the 5% or Greater Shareholders percentage.

Advisory Agreement Renewal                                           (unaudited)
--------------------------------------------------------------------------------


The Board of Trustees, including the independent trustees, of the GE Institutional Funds unanimously approved the continuance of the investment advisory agreement between each Fund and GE Asset Management Incorporated ("GEAM") at a meeting held on December 16, 2005. The Board, including the independent trustees, also at that meeting unanimously approved the sub-advisory agreements between Palisade Capital Management, L.L.C. and GEAM on behalf of the Institutional Small-Cap Value Equity Fund and between SSgA Funds Management and GEAM on behalf of the Institutional S&P 500 Index Fund.

In considering whether to approve the investment advisory and sub-advisory agreements, the Board (including the independent trustees) considered and discussed a substantial amount of information and analysis prepared by GEAM and the sub-advisers at the Board's request. The Board also considered detailed information regarding performance and expenses of other investment companies with similar investment objectives and sizes, which was prepared by an independent third party provider, Lipper Inc. The Board reviewed the fees charged by GEAM for investment products other than mutual funds that employ the same investment strategies as the Funds. Before approving the Funds' advisory agreements and the related sub-advisory agreements for the Institutional Small-Cap Value Equity and S&P 500 Index Funds, the independent trustees reviewed the proposed continuance of the agreements with management of GEAM and with experienced legal counsel who is independent of GEAM and the Funds. That legal counsel prepared a memorandum discussing the legal standards for their consideration of the proposed continuances. The independent trustees also discussed the proposed continuances in a private session with their independent legal counsel at which no representatives of GEAM or the sub-advisers were present. In reaching their determinations relating to continuance of the agreements with respect to each Fund, the trustees considered all factors they believed relevant, including the factors discussed below.

In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and each trustee attributed different weights to the various factors. The trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED

The Board reviewed the services provided by GEAM and each of the sub-advisers, and the independent trustees concurred that GEAM and the sub-advisers provide high quality advisory and administrative services because of the level of research, analysis, investment discipline and other services, such as securities trading, provided to the Funds. The independent trustees specifically considered the favorable attributes of GEAM, including an investment philosophy oriented toward long-term performance, the processes used for selecting investments, selecting brokers and for compliance activities, and the quality of the investment professionals employed by GEAM. The Board also recognized GEAM's responsibility for supervising the sub-advisers' services. The Board noted that the Funds represent only a small portion of the assets managed by GEAM, but the Funds benefit from a full array of services and resources provided by GEAM.

INVESTMENT PERFORMANCE

The Board reviewed detailed performance information for each Fund for various periods, which it also monitors as part of its regular quarterly Board meetings. The Board also reviewed detailed comparisons of the performance of the Funds with relevant securities indexes and various peer groups of mutual funds prepared by Lipper with respect to various periods. GEAM and, where relevant, representatives of the sub-advisers, discussed in detail their investment process, focusing on the relevant Fund's investment objective, the number and experience of portfolio management personnel, the investment style and approach employed, the likely market cycles for the investment style, and, in some instances, recent relative underperformance in light of GEAM's commitment to long-term satisfactory performance with respect to the Fund's investment objective and investment approach. The Board and the independent trustees concluded that each Fund's performance was acceptable over the relevant periods, particularly from a longer-term perspective, which the Board believes is most relevant.

COSTS OF SERVICES PROVIDED AND PROFITABILITY

At the request of the independent trustees, GEAM provided information concerning the profitability of GEAM's investment advisory and investment company activities and its financial condition for various past periods. The trustees considered the profit margin

Advisory Agreement Renewal                                           (unaudited)
--------------------------------------------------------------------------------


information for GEAM's investment company business as a whole, as well as GEAM's profitability data for each Fund. The trustees reviewed GEAM's assumptions and the methods of cost allocation used by GEAM in preparing Fund-specific profitability data. GEAM stated its belief that the methods of allocation used were reasonable and consistent across its business. The trustees also noted the unitary fee structure and that various operating expenses paid by GEAM affect the profitability of these Funds to GEAM.

The trustees also examined the fee and expense ratios for the Funds and observed that GEAM's figures were mostly at or below the applicable peer group. The trustees noted the additional services provided by GEAM to the Funds compared to other investment products managed by GEAM.

The trustees reviewed comparative fee information for each sub-adviser, as well as an analysis of the profitability to the sub-adviser of the sub-advisory agreement, and did not find the subadvisory fees to be excessive on the basis of this information.

The trustees recognized that GEAM should be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that GEAM's level of profitability from its relationship with each Fund was not unreasonable or excessive.

ECONOMIES OF SCALE

The Board considered the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale for the benefit of Fund investors. The independent trustees did not disagree with GEAM's assertion that the comparatively lower fees it has charged to the Funds since inception (and the expenses it absorbed or subsidized) means that GEAM is already sharing the low-fee benefits of larger asset sizes compared to having charged higher fees on lower asset levels for the Funds when newer. They also did not disagree with GEAM's assertion that, due to the unitary nature of GEAM's fee structure, which means that it includes most of the operating expenses of each Fund, GEAM is sharing benefits it derives from larger asset sizes, because it is not passing along these operating expenses that are typically borne by mutual funds. The Board recognized the benefits to the Funds of GEAM's past investment in the Funds' operations (through lower fees and through subsidies of operating expenses). The Board reviewed the applicable fee breakpoints and concluded that no changes were needed.

FALL-OUT FINANCIAL BENEFITS

The Board and the independent trustees considered other actual and potential financial benefits to GEAM and the sub-advisers in concluding that the contractual advisory and sub-advisory fees are reasonable for the Funds. An example of those benefits would be the soft dollars generated by portfolio transactions by the Funds. The Board noted, however, that the Funds benefit from the vast array of resources available through GEAM and that the Funds represent only a small portion of the assets managed by GEAM.

CONCLUSION

The Board and the independent trustees separately concluded that the renewal of each advisory and sub-advisory agreement was in the best interest of the shareholders of each affected Fund.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.


INTERESTED TRUSTEES AND EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------


ADDRESS    c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE    56

POSITION(S) HELD WITH FUND    Chairman of the Board and President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President - Chief Commercial Officer of GEAM (formerly President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE")) since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Sales and Marketing of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE    48

OTHER DIRECTORSHIPS HELD BY TRUSTEE Chairman of the Board and President of GE Funds since 1993 and GE LifeStyle Funds and GE Investments Funds, Inc. since 1997; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Trustee of Fordham University since 2003 and Marymount College from 1994 through 2002.

--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------


ADDRESS    c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE    59

POSITION(S) HELD WITH FUND    Trustee and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Executive Vice President, General Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 48

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee and Executive Vice President of GE Funds and GE LifeStyle Funds since 1997. Director of GE Investments Funds, Inc. since 2001; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCOTT H. RHODES
--------------------------------------------------------------------------------


ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT 06905

AGE    47

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - less than one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS GEAM Mutual Funds Operations Manager since September 2005; Treasurer of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds since November 2005 and Elfun Funds and GE Savings & Security Funds since September 2005; from August 2004 to September 2005 Vice President, U.S. Trust Company, N.A. and Assistant Treasurer of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc.; from January 2004 to August 2004, Vice President BlackRock Financial Management, Inc.; from December 1996 to November 2003, Controller - Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer of American Skandia Trust and American Skandia Advisor Funds, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE N/A

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------


ADDRESS    c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE    45

POSITION(S) HELD WITH FUND    Vice President and Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - Vice President - one year; Secretary - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Senior Vice President and General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Funds since 1993 and Vice President since September 2003; Secretary of GE LifeStyle Funds and GE Investments Funds, Inc. since 1997 and Vice President since September 2003; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998 and Vice President since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE N/A

--------------------------------------------------------------------------------
JEANNE M. LAPORTA
--------------------------------------------------------------------------------


ADDRESS    c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE   40

POSITION(S) HELD WITH FUND    Vice President and Assistant Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - one year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Associate General Counsel - Marketing and Client Services (formerly Asset Management Services) at GEAM since May 1997, Vice President and Assistant Secretary of GE Funds, GE LifeStyle Funds and GE Investments Funds, Inc. since September 2003; Vice President and Assistant Secretary of Elfun Funds and GE Savings & Security Funds since October 2003.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE    N/A

Additional Information                                               (unaudited)
--------------------------------------------------------------------------------


NON-INTERESTED TRUSTEES

--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------


ADDRESS    c/o GEAM 3001 Summer St. Stamford, CT  06905

AGE   59

POSITION(S) HELD WITH FUND    Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Managing Director, Walden Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE    40

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Funds since 1993 and GE LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997; Trustee of Fordham University since 2002 and Marymount College from 2001 through 2002; Neuroscience Research Institute since 1986; Diocesan Finance Counsel of the Dioceses of Brooklyn & Queens since 2001; Gregorian University Foundation since 1994.


--------------------------------------------------------------------------------
WILLIAM J. LUCAS
--------------------------------------------------------------------------------


ADDRESS    c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE   58

POSITION(S) HELD WITH FUND    Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Vice President and Treasurer of Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE 40

OTHER DIRECTORSHIPS HELD BY TRUSTEE Trustee of GE Funds since 1993 and GE LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997.


--------------------------------------------------------------------------------
ROBERT P. QUINN
--------------------------------------------------------------------------------


ADDRESS    c/o GEAM  3001 Summer St. Stamford, CT  06905

AGE   69

POSITION(S) HELD WITH FUND    Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED Until successor is elected and qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS Retired since 1983 from Salomon Brothers Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   40

OTHER DIRECTORSHIPS HELD BY TRUSTEE GP Financial Corp, holding company; The Greenpoint Savings Bank, a financial institution. Trustee of GE Funds since 1993 and GE LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997.


------------
THE STATEMENT OF ADDITIONAL INFORMATION FOR THE FUNDS INCLUDES ADDITIONAL INFORMATION ABOUT THE TRUSTEES AND OFFICERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST BY CALLING 1-800-242-0134.~

Investment Team                                                      (unaudited)
--------------------------------------------------------------------------------


PORTFOLIO MANAGER BIOGRAPHIES


The following sets forth biographical information for those individuals who are primarily responsible for managing the specified Fund's investments. The portfolio managers may change from time to time.

CHRISTOPHER D. BROWN is a Senior Vice President of GE Asset Management. He has served on the portfolio management teams for the U.S. EQUITY FUND since December 1998 and for the STRATEGIC INVESTMENT FUND since September 2003. Mr. Brown joined GE Asset Management in 1985 as a Manager of Funds Accounting. He became a U.S. Equity Analyst in 1989, a Vice President and portfolio manager in 1992, and a Senior Vice President in 1996.

DAVID B. CARLSON is a Director and Executive Vice President of GE Asset Management. He manages the overall U.S. equity investments for GE Asset Management. Mr. Carlson is portfolio manager for the PREMIER GROWTH EQUITY FUND and has served in this capacity since the Fund's commencement. Mr. Carlson joined GE Asset Management in 1982 as a Securities Analyst for investment Operations. He became a Vice President for Mutual Fund Portfolios in 1987, a Senior Vice President in 1989 and a Director and Executive Vice President in 2003.

ALFREDO CHANG is a Vice President of GE Asset Management. He has been a portfolio manager of the INCOME FUND since March 2005. Mr. Chang joined GE Asset Management in July 2002 as a portfolio manager and was made responsible for the emerging market fixed income effort at GE Asset Management in November 2003. Mr. Chang was an assistant portfolio manager with Genworth Financial, formerly known as GE Financial Assurance, an affiliate of GE Asset Management, from August 2000 until he joined GE Asset Management in July 2002. Prior to that, he oversaw offshore investment portfolios at AIG Global Investment Corporation.

PAUL M. COLONNA is a Senior Vice President of GE Asset Management. Since January 2005, he has led the team of portfolio managers for the INCOME FUND and has been responsible for the fixed income portion of the STRATEGIC INVESTMENT FUND. Prior to joining GE Asset Management in February 2000, Mr. Colonna was a senior portfolio manager with the Federal Home Loan Mortgage Corporation, overseeing the Mortgage Investment Group.

MARK DELANEY is a Vice President of GE Asset Management. He has been a member of the portfolio management team for the INCOME FUND since joining GE Asset Management in April 2002. Prior to joining GE Asset Management, Mr. Delaney was Senior Portfolio Manager at Smith Graham since August 1994.

DONALD J. DUNCAN is a Vice President of GE Asset Management. He is a portfolio manager of the MONEY MARKET FUND and has served on the Fund's portfolio management team since the Fund's inception. Mr. Duncan joined GE Asset Management in 1988 in Trade Support and held several positions including Mutual Fund Controller. He was appointed Investment Manager - Short Term Securities in 1990 and Vice President - Money Markets in 2002.

STEPHEN V. GELHAUS is a Vice President of GE Asset Management. He has been a member of the portfolio management teams for the U.S. EQUITY FUND and the VALUE EQUITY FUND since January 2002. Mr. Gelhaus joined GE Asset Management in June 1991 and was a Research Analyst in the U.S. Equity Department from 1995 through 2001 and became an associate portfolio manager for the GE Value Equity Fund in August 1999.

ERIC H. GOULD is a Vice President of GE Asset Management. He has been a portfolio manager for the INCOME FUND since joining GE Asset Management in September 2000. Prior to joining GE Asset Management, Mr. Gould was a Senior Asset Manager for Metropolitan Life Insurance Company.

WILLIAM M. HEALEY is a Senior Vice President of GE Asset Management. He has served on the portfolio management teams for the INCOME FUND since joining GE Asset Management in 1996. Prior to joining GE Asset Management, Mr. Healey spent over 10 years in the Fixed Income Group at MetLife.

BRIAN HOPKINSON is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the INTERNATIONAL EQUITY FUND since October 1996. Prior to joining GE Asset Management, Mr. Hopkinson worked for Fiduciary Trust International in both London and New York.

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Investment Team                                                      (unaudited)
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PORTFOLIO MANAGER BIOGRAPHIES  (CONTINUED)~


RALPH R. LAYMAN is a Director and Executive Vice President of GE Asset Management. He manages the overall international equity investments for GE Asset Management. Mr. Layman has led the team of portfolio managers for the INTERNATIONAL EQUITY FUND since the Fund's commencement and has been responsible for the international equity portion of the STRATEGIC INVESTMENT FUND since September 1997. Mr. Layman joined GE Asset Management in 1991 as Senior Vice President for International Investments and became an Executive Vice President in 1992.

JONATHAN L. PASSMORE is a Senior Vice President of GE Asset Management. He has served as a portfolio manager of the INTERNATIONAL EQUITY FUND since January 2002. Prior to joining GE Asset Management in January 2001, he was with Merrill Lynch for six years, most recently as Director, International Equity.

VITA MARIE PIKE is a Vice President of GE Asset Management. She has served on the portfolio management team for the INCOME FUND since June 2004. Prior to joining GE Asset Management in January 2001, she was with Alliance Capital for over nine years serving in a number of different capacities including portfolio manager.

PAUL C. REINHARDT is a Senior Vice President of GE Asset Management. He has been a portfolio manager for the U.S. EQUITY FUND since January 2001 and for the VALUE EQUITY FUND since April 2002. Mr. Reinhardt joined GE Asset Management in 1982 as an Equity Analyst and has been a portfolio manager since 1987.

RICHARD L. SANDERSON is a Senior Vice President of GE Asset Management. He has been a portfolio manager of the U.S. EQUITY FUND since October 1995. Mr. Sanderson joined GE Asset Management in October 1995 as Vice President -- Domestic Equities.

MICHAEL J. SOLECKI is a Senior Vice President of GE Asset Management. He has served as a portfolio manager of the INTERNATIONAL EQUITY FUND since September 1997. He joined GE Asset Management in 1990 as an International Equity Analyst. He became a Vice President for International Equity Portfolios in 1996 and Senior Vice President in 2000.

JUDITH A. STUDER is a Director and Senior Vice President of GE Asset Management. She has served as a portfolio manager of the INTERNATIONAL EQUITY FUND since September 1997 and has led the team of portfolio managers for the STRATEGIC INVESTMENT FUND since July 2004. Ms. Studer joined GE Asset Management in August 1984. She became Senior Vice President -- Domestic Equities in 1991 and Senior Vice President --International Equities in 1995.

DIANE M. WEHNER is a Vice President of GE Asset Management. She has been a portfolio manager of the STRATEGIC INVESTMENT FUND since January 2006. Before joining GE Asset Management, Ms. Wehner was a Vice President and Senior Portfolio Manager from January 1997 to June 2001, and associate portfolio manager from May 1995 to January 1997, with Benefit Capital Management Corporation. Ms. Wehner has served as an analyst/portfolio manager in the investment management industry since 1985.

PORTFOLIO MANAGER BIOGRAPHIES ( SUB-ADVISERS)

KARL SCHNEIDER lead portfolio manager for the S&P 500 FUND, is a Principal of State Street Global Advisors, SSgA FM, and a portfolio manager within the Global Structured Products Group. He joined State Street in 1996 and currently manages the firm's commingled Wilshire 5000, Wilshire 4500, and Russell 2000 funds, as well as other commingled and separately managed domestic and international funds. Prior to joining the Global Structured Products Group, Mr. Schneider worked as a portfolio manager in SSgA's Currency Management Group, managing both active currency selection and traditional passive hedging overlay portfolios. Prior to this, he worked as an analyst in State Street's Process Engineering division where he both assisted and led a number of internal consulting engagements aimed at improving operational efficiencies within the custody bank.

MICHAEL FEEHILY, CFA, is a portfolio manager of the S&P 500 FUND. Mr. Feehily is a Principal of State Street Global Advisors, SSgA FM, and head of the U.S. Equity Team within the Global Structured Products Group. He is responsible for overseeing the management of all U.S. equity index funds for State Street Global Advisors. He also serves as portfolio manager for several mutual




106

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Investment Team                                                      (unaudited)
--------------------------------------------------------------------------------


PORTFOLIO MANAGER BIOGRAPHIES  (CONCLUDED)


funds, in addition to several other commingled and separately managed products. Mr. Feehily joined SSgA in 1997, initially working in the Performance and Analytics group. Preceding this, he was part of the Global Operations Department of State Street Corporation where he helped to develop Private Edge, a proprietary application used to analyze venture capital, real estate, and other private investments. Mr. Feehily has been working in the investment management field since 1992.

JACK FEILER is President and Chief Investment Officer of Palisade and has day-to-day responsibility for managing the SMALL-CAP EQUITY FUND. Mr. Feiler has more than 33 years of investment experience and has served as the principal small-cap portfolio manager at Palisade since the commencement of Palisade's operations in April 1995. He has served as a portfolio manager of the Small-Cap Equity Fund since its inception. Prior to joining Palisade, Mr. Feiler was a Senior Vice President-Investments at Smith Barney from 1990 to 1995.

JEFFREY SCHWARTZ, CFA, is a portfolio manager of SMALL-CAP EQUITY FUND. Mr. Schwartz is a Senior Portfolio Manager and joined Palisade in October 2004. Prior to joining Palisade, Mr. Schwartz was Vice President and Senior Portfolio Manager of Safeco Asset Management from September 2003 to September 2004. From June 2001 to August 2003, Mr. Schwartz founded Nantucket Investment Research in Farmington Hills, MI, conducted independent investment research and was a private investor. From June 1992 until May 2001, Mr. Schwartz was at Munder Capital Management, most recently as a Senior Portfolio Manager and Principal.

DENNISON T. ("DAN") VERU is a portfolio manager of SMALL-CAP EQUITY FUND. Mr Veru is an Executive Vice-President and Co-Investment Officer of Palisade. Since joining Palisade in March 2000, Mr. Veru has been a member of the Investment Policy Committee. Mr. Veru became a principal of Palisade in July 2004. Since joining Palisade in March 2000, Mr. Veru has been a member of the Investment Policy Committee. Prior to joining Palisade, he was President and Director of Research of Awad Asset Management, a division of Raymond James & Associates. Mr. Veru has been a frequent guest on CNBC, CNN and Bloomberg television. Prior to Awad, Mr. Veru worked with the Palisade team from 1984 through 1992.

Investment Team                                                      (unaudited)
--------------------------------------------------------------------------------


INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

TRUSTEES
Michael J. Cosgrove
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn

SECRETARY
Matthew J. Simpson

TREASURER
Scott H. Rhodes

ASSISTANT TREASURER
Christopher M. Isaacs

DISTRIBUTOR
GE Investment Distributors, Inc
Member NASD and SIPC



CUSTODIAN
State Street Bank & Trust Company

OFFICERS OF THE INVESTMENT ADVISER
John H. Myers, CHIEF EXECUTIVE OFFICER

David B. Carlson, EVP, DOMESTIC EQUITIES

Michael J. Cosgrove, EVP, CHIEF COMMERCIAL OFFICER

John J. Walker, EVP, CHIEF FINANCIAL OFFICER

Ralph R. Layman, EVP, INTERNATIONAL EQUITIES

Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY

Robert A. MacDougall, EVP, FIXED INCOME (RETIRED FROM ALL POSITIONS AS OF JANUARY 31, 2006)

Donald W. Torey, EVP, ALTERNATIVE INVESTMENTS
AND REAL ESTATE

Kathryn D. Karlic, EVP, FIXED INCOME





At GEAM, we're dedicated to providing the investment options you'll need to tailor your financial portfolio to every stage of your life. Each member of the GE Family of Funds is managed according to the same principles of integrity and quality that have guided GE over the past century, and have made it the world-class company that it is today. Each fund draws strength from a heritage of investment management experience that spans more than 70 years. Whether you're creating a new investment portfolio or adding to an established one, the GE Family of Funds offers an array of professionally managed investment options that will help you meet a lifetime of financial needs.~



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110


ITEM 2. CODE OF ETHICS.

		Applicable only to an annual filing.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

		Applicable only to an annual filing.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

		Applicable only to an annual filing.

ITEM 5. Audit Committee of Listed Registrants

         Applicable only to Closed-End Management Investment Companies.

ITEM 6. Schedule of Investments.

		Attached as part of ITEM 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Applicable only to Closed-End Management Investment Companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Applicable only to Closed-End Management Investment Companies.

ITEM 9. Purchases of Equity Securities by Closed-End Management
	Investment Company and Affiliated Purchasers.

	 Applicable only to Closed-End Management Investment Companies.

ITEM 10. Submission of Matters to a Vote of Security Holders.

	 No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

The officers providing the certifications in this report in accordance with Rule 30a-3 under the Investment Company Act of 1940 have concluded, based on their evaluation of the registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purpose described in paragraph (c) of such rule.

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their last evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.



ITEM 12.  EXHIBITS.

(a)   Not applicable.

(b) Attached hereto as Exhibit 1 and Exhibit 2 are the Certifications of Michael J. Cosgrove and Robert Herlihy as principal executive officer and principal financial officer, respectively, as required by Rule 30a-2 under the Investment Company Act of 1940.


                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GE INSTITUTIONAL FUNDS

By:   /S/MICHAEL J. COSGROVE
      Michael J. Cosgrove
      Chairman, GE INSTITUTIONAL FUNDS

Date:  June 06, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:   /S/MICHAEL J. COSGROVE
      Michael J. Cosgrove
      Chairman, GE INSTITUTIONAL FUNDS

Date:  June 06, 2006

By:   /S/SCOTT RHODES
      Scott Rhodes
      TREASURER, GE INSTITUTIONAL FUNDS

Date:  June 06, 2006

 EXHIBIT INDEX

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.